UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Kelly Bowers Whetstone, Esq.

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bibb L. Strench, Esq.

Seward & Kissel LLP

901 K Street, NW

Washington, DC 20001

(Name and addresses of agent for service)

Registrant’s telephone number, including area code: (703) 907-5953

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

February 20, 2013

Dear Shareholder:

Enclosed is your copy of the 2012 Homestead Funds’ Annual Report. In it you will find a review of the performance of your investments for 2012.

Stock market returns for 2012 were much improved versus 2011, an impressive achievement given setbacks due to pre-election uncertainty and the looming fiscal cliff at the end of the year, as well as ongoing concerns of debt instability in Europe. The U.S. stock market ended the year with a return of 16% as measured by the S&P 500 Index. Small-cap stocks performed marginally better with the Russell 2000 Index returning 16.3%.

The U.S. bond market also produced positive returns, due to the continued easy money policy of the Federal Reserve, weak increases in U.S. Gross Domestic Product, and slow employment growth.

Looking forward to 2013, we remain optimistic about the financial markets. Low interest rates have enticed corporations to start borrowing again, which we think should translate into more investment and hiring. Additionally, low rates and absorption of excess inventory have led to improvements in the housing industry; we are witnessing an energy boom in the Midwest; and competitiveness in manufacturing is improving.

Of continued concern is the rising debt of the federal government. Whether Congress will address this issue through spending cuts or an attempt at higher taxes will be something to watch. It remains to be seen whether there will be a repeat of the debt limit/fiscal cliff standoff.

In sum, uncertainty always exists in the markets, which can create opportunities. Depending on where you are in meeting your financial goals, your asset allocation should be aligned with an appropriate investment strategy. To discuss your goals and how to meet them, and to get answers to any questions you might have at no additional charge, call your Homestead Funds representatives at 1-800-258-3030. They are available from 8:30 a.m. to 5:00 p.m. ET and are always happy to speak with you.

Sincerely,

Peter R. Morris

President and CEO

Must be preceded or accompanied by a prospectus. RE Investment Corporation, Distributor: 2/13

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Value Fund (HISIX)

DECEMBER 31,

2012

annual report

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of December 31, 2012, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

PERFORMANCE EVALUATION

Daily Income Fund

MARKET CONDITIONS

During 2012, the Federal Reserve (Fed) maintained its policy of historically low short-term interest rates, which was initially established in December 2008 with the goal of stimulating economic activity. The Fed held the federal funds target rate between 0.0% and 0.25% for the fourth full calendar year. As a result, short-term money market interest rates remained very low.

The Fed bases policies on its dual mandate of economic growth and low unemployment. Economic growth, as measured by Gross Domestic Product, was 2.0% in the first quarter, 1.3% in the second quarter and 3.1% in the third quarter. The unemployment rate began the year at 8.3% and declined in the latter half of the year to 7.8% in December. The Fed continued to take actions to stimulate the economy and indicated at the beginning of 2012 that interest rates will remain exceptionally low through late 2014.

The Fed revised its language in September to indicate that interest rates would remain exceptionally low until at least mid-2015. Then, in December, it changed its guidance and indicated that rates would be kept low until the unemployment rate declined to 6.5%, so long as inflation and inflation expectations remained in check. This change in guidance gives the Fed more latitude in changing policy going forward.

Corporate cash balances remained high throughout the year; therefore, issuance of short-term debt of the type in which the Daily Income Fund invests remained subdued.

FUND PERFORMANCE

The Daily Income Fund earned a total return of 0.01% for 2012. The seven-day effective annualized yield was 0.01% at December 31, 2012, unchanged from a year earlier. Interest income for the Fund is netted against operating expenses. With interest income at historic lows, RE Advisers voluntarily continues to waive fees and/or reimburse expenses to assist the Fund in maintaining a positive yield. As long as the Fed continues to maintain a federal funds rate close to zero, the Daily Income Fund will continue to earn very little interest income.

OUTLOOK

At the start of 2013, there is hope that lower unemployment, a recovery from Hurricane Sandy and a stronger housing market will help boost economic activity. However, the impact of higher income and payroll taxes and the uncertain resolution of the debt ceiling issue could impact consumer spending. With the Fed essentially maintaining a wait-and-see attitude regarding short-term interest rates, we expect that investors in the Daily Income Fund should anticipate a stable share price but little investment return until economic activity surprises to the upside, credit demand increases and the unemployment rate dips below 7.0%, resulting in a shift by the Fed from an accommodative to a neutral policy.

2	Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/12

Daily Income Fund	0.01%	0.49%	1.50%

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. While the Daily Income Fund seeks to maintain a constant $1.00 per share price, it is possible to lose money investing in the Fund. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

YIELD

Annualized 7-day effective yield quoted 12/31/12		0.01%

SECURITY DIVERSIFICATION	on 12/31/11	on 12/31/12
(% of total investments)

Commercial paper	67.9%	59.3%
U.S. Government obligations	18.2%	21.0%
Corporate bonds	4.2%	10.1%
Short-term and other assets	9.7%	9.6%
Total	100.0%	100.0%

MATURITY	on 12/31/11	on 12/31/12

Average Weighted Maturity	51 days	46 days

Performance Evaluation	3

PERFORMANCE EVALUATION

Short-Term Government Securities Fund and

Short-Term Bond Fund

MARKET CONDITIONS

The bond market performed in a positive manner in 2012 as the Federal Reserve (Fed)’s zero interest rate policy, weak U.S. Gross Domestic Product (GDP) and employment growth, fears about a Chinese hard landing, a continuing European sovereign debt crisis and the late year fiscal cliff negotiations kept the demand firm for fixed-income investing. While renewed strength in the housing market and continuing robust demand in auto sales would normally give the market pause, we saw the opposite outcome; housing and autos, along with the strength of the stock market and corporate balance sheets, seemed to embolden credit market investors further in their continuing search for income.

While GDP grew 2.6% in the 12-month period ending 9/30/12, as compared to 1.6% in the previous 12-month period, this growth rate is generally considered insufficient to rapidly restore the 4 million jobs that the U.S. economy has still not recovered from the previous employment peak in January 2008. Non-farm payrolls expanded an average of 153,000 per month in 2012, which is virtually identical to 2011’s monthly average. In spite of disappointing payroll gains, the December unemployment rate fell to 7.8% from December 2011’s 8.5%. While some will question the validity of this rate decline given the modest growth in the labor force, the broader U-6 Unemployment Rate measure, which includes part-time workers seeking full-time work, among others, still showed labor market improvement as the December 2012 rate ended at 14.4%, down from December 2011’s 15.2% and April 2010’s peak of 17.1%.

Chinese GDP grew 7.4% in the 12-month period ending 9/30/12, as compared to 9.1% in the previous 12-month period. Although well below the 12.4% peak rate of annual growth from 3/31/06, it appears that the hard landing scenario—less than 6% growth—has been avoided.

The European sovereign debt crisis was a focus of the market throughout much of the year, but the European Central Bank’s (ECB) long-term refinancing operations, which supplied inexpensive three-year funding to the banking system, as well as ECB head Mario Draghi’s insistence that he would do whatever it took to keep the Eurozone together, marked a turning point in the crisis. As the market realized the diminished probability of a Euro break-up, sovereign yields for troubled borrowers and related financial institutions fell rather dramatically, with five-year Spanish sovereign yields, for example, falling from more than 7.5% in July 2012 to 4% at year-end. With the Eurozone firmly in the grip of a recession, we believe that the need for easy money continues, and while Spain—and perhaps Italy—may still need to seek a formal bailout, bond markets remain receptive for now to supplying funds to these troubled borrowers now that the market’s “flight to quality” has subsided.

We believe that the last-minute deal brokered in Washington to avoid going over the “fiscal cliff” did little more than continue to kick the can down the road, but also that keeping the Bush-era tax cuts in place for most American wage earners and avoiding automatic spending cuts is much preferred to the alternative. While the federal debt ceiling has once again been reached and will become a crisis in March if not solved in the meantime, as seen during the last debt ceiling crisis, there has been no increase in the U.S. Treasury’s borrowing costs, even with the implied threat of a credit rating downgrade.

Average consumer sentiment, as measured by the University of Michigan, improved to 76.5 in 2012 compared to 67.4 in 2011. Sentiment has improved due to a better employment outlook, lower inflation and a brighter housing picture. The Consumer Price Index rose 1.8% for year ending 11/30/12, as compared to 3.4% in the year earlier period, primarily as a result of lower fuel costs. The December National Association of Home Builders index reached 47, a six-year high, compared to 21 a year ago. November housing starts reached 861,000,

4	Performance Evaluation

well above the 705,000 level of a year earlier, while existing home sales reached 5.04 million in November versus 4.40 million one year earlier. Most importantly, the S&P/Case-Shiller Home Price Index rose 4.3% for the annual period ending October 2012, as compared to -3.6% one year earlier.

The Federal Open Market Committee (FOMC) continues to maintain its federal funds rate target in a range of 0.00% to 0.25%. At the December FOMC meeting, it was decided that the Fed would continue to expand its balance sheet in 2013 by purchasing a total of $85 billion of mortgage-backed and U.S. Treasury securities on a monthly basis in order to support a stronger economic recovery. In addition, the FOMC stated that the current target for the federal funds rate will be appropriate as long as the unemployment rate remains above 6.5% and inflation for the next two years remains below 2.5%. This is consistent with the Fed’s previous pledge at the September 13, 2012 FOMC meeting of maintaining exceptionally low rates at least through mid-2015, since the FOMC is not forecasting the unemployment rate to reach 6.5% until 2015.

FUND PERFORMANCE

The Short-Term Government Securities Fund returned 1.50% in 2012 compared to the benchmark return of 0.91%. Relative outperformance was a result of narrowing credit spreads during the period, which had a spillover effect into government-guaranteed bonds other than U.S. Treasuries as investors sought securities with greater yields. While all of the Fund’s sectors contributed positively to performance (before deducting management fees), the corporate and municipal sectors were particularly strong relative performers, while the asset-backed sector was a relative underperformer compared to the Fund’s other sectors.

The Short-Term Bond Fund returned 4.58% in 2012 compared to the benchmark return of 2.47%. Relative outperformance was a result of tighter credit spreads, particularly for financial issuers in both the domestic and Yankee space as investors continued to search for higher yielding alternatives to “risk-free securities.” While all of the Fund’s sectors contributed positively to performance (before management fees), and though the corporate and Yankee sectors were obvious standouts, the mortgage sector was by far the strongest relative performing Fund sector. The asset-backed sector was a relative underperformer.

OUTLOOK

The economy is continuing to grow modestly, and while Europe is in recession, it appears to us that the rest of the globe is seeing modest tailwinds as lower energy costs, loose monetary policies and a reinvigorated Chinese economy continue to put the 2008 financial crisis further in the rear-view mirror. The stock market continues to rally, housing is recovering, auto sales are strong and the Federal Reserve continues to inject massive liquidity into the financial system. On the assumption that Washington will do enough to avoid triggering another debt crisis or a government shutdown, we believe it is likely that the domestic economy will continue to expand.

While the Fed is committed to keeping short-term interest rates extraordinarily low for the foreseeable future and to expanding its balance sheet, minutes of the December 11-12, 2012 FOMC meeting highlighted the differences among several voting members regarding the Fed’s mortgage and U.S. Treasury buying program. While some members want to continue the buying program throughout 2013, others expressed the idea that it would be appropriate to slow or stop the process well before the end of 2013. An early end to the bond buying program, which in our estimation is not likely given Chairman Ben Bernanke’s views, would be seen by the bond market as a victory for the FOMC hawks and perhaps the first step toward the normalization of interest rates.

We believe it is extremely likely that returns will be very modest, given the absolute low levels of interest rates and narrowing of credit spreads. This most recent period of market calm may be challenged as we move into 2013, and as a result, we have positioned the Funds with excess liquidity to take advantage of investment opportunities should they arise.

Performance Evaluation	5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/12

Short-Term Government Securities Fund	1.50%	2.81%	2.72%
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	0.91%	3.33%	3.32%

SECURITY DIVERSIFICATION		on 12/31/11	on 12/31/12
(% of total investments)

Government-guaranteed agencies		57.0%	57.7%
Corporate bonds		6.8%	11.6%
U.S. Treasuries		19.9%	9.2%
Mortgage-backed securities		5.9%	3.8%
Municipal bonds		5.2%	2.8%
Asset-backed securities		2.1%	1.2%
Short-term and other assets		3.1%	13.7%
Total		100.0%	100.0%

MATURITY		on 12/31/11	on 12/31/12

Average Weighted Maturity		2.75 years	2.85 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6	Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/12

Short-Term Bond Fund	4.58%	4.82%	3.88%
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	2.47%	3.85%	3.72%

SECURITY DIVERSIFICATION		on 12/31/11	on 12/31/12
(% of total investments)

Corporate bonds		34.8%	22.0%
Municipal bonds		16.2%	17.9%
Yankee bonds		13.6%	17.9%
Asset-backed securities		14.8%	14.7%
Mortgage-backed securities		9.2%	7.2%
U.S. Government obligations		8.6%	3.3%
Short-term and other assets		2.8%	17.0%
Total		100.0%	100.0%

MATURITY		on 12/31/11	on 12/31/12

Average Weighted Maturity		2.79 years	2.86 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	7

PERFORMANCE EVALUATION

Stock Index Fund

MARKET CONDITIONS

Following a tumultuous 2011, equity markets began 2012 with a strong rally amid lower volatility. The debt situation in Europe had stabilized and global liquidity conditions improved as the European Central Bank (ECB) implemented its long-term refinancing operations. Positive economic indicators out of the United States brightened the outlook for the world economy, and equities moved boldly higher through the first two months of 2012.

A flare-up in the European debt crisis halted the rally in the Spring. Political instability in Greece caused anxiety about whether the country would continue its membership in the Eurozone. Spain faced severe deficit and policymaking issues and a liquidity crisis in the nation’s banks. Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Many European countries fell into recession. In the United States, disappointing jobs reports signaled that the recovery was losing steam. U.S. equities gave back half of their year-to-date gains by the end of May.

Concerns about the world economy resurfaced in the Fall amid political uncertainty in key nations. Global trade slowed as Europe’s recession deepened; U.S. growth remained lackluster; and growth continued to decelerate in China, where a once-in-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts set to take effect at the beginning of 2013, known as the “fiscal cliff,” threatened to push the nation into recession unless politicians could agree on alternate measures to reduce the deficit before the end of 2012. Worries that political gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in equity markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the fiscal cliff with a last-minute tax deal, spurring relief rallies in stock markets globally. However, relief from U.S. fiscal worries was only partial, as decisions relating to spending cuts and the national debt ceiling remained pending as financial markets closed for the year. Despite a downtrodden economic environment and a suspenseful lead-up to the fiscal cliff deadline, U.S. stock prices moved higher through the final months of 2012 as investors took on more risk to achieve meaningful returns in the low interest rate environment.

INDEX AND FUND PERFORMANCE

For the 12 months ended December 31, 2012, the U.S. large-capitalization market metric and the Fund’s benchmark, the Standard & Poor’s (S&P) 500 Index, advanced 16.00%, while the Fund returned 15.30%. The S&P 500 Index is a market capitalization-weighted index composed of 500 common stocks issued by large-cap companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

From an index sector perspective, global central bank stimulus drove financials (+28.82%) and consumer discretionary stocks (+23.89%) higher in 2012. Telecommunications services (+18.31%) performed well, and health care stocks (+17.70%) rebounded after valuations had been pushed down amid regulatory uncertainty. While all of the S&P 500 Index sectors moved higher for the year, energy stocks (+4.58%) were hindered by declining oil prices in the latter part of the year, and utilities (+1.31%) became less favorable as investors sought riskier investments.

During the 12-month period, as changes were made to the composition of the S&P 500 Index, the Master Portfolio in which the Fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

8	Performance Evaluation

Stock Index Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/12

Stock Index Fund	15.30%	1.11%	6.44%
Standard & Poor’s 500 Stock Index	16.00%	1.66%	7.10%

INDUSTRY DIVERSIFICATION	% of Total Long-Term Investments at 12/31/12*			% of Total Long-Term Investments at 12/31/12*

Information technology	19.1%		Consumer staples	10.6%
Financials	15.6%		Industrials	10.1%
Health care	12.0%		Materials	3.6%
Consumer discretionary	11.5%		Utilities	3.4%
Energy	11.0%		Telecommunication services	3.1%
Total				100.0%

TOP TEN HOLDINGS	% of Total Long-Term Investments at 12/31/12	*		% of Total Long-Term Investments at 12/31/12	*

Apple, Inc.	3.9%		Microsoft Corp.	1.6%
Exxon Mobil Corp.	3.1%		Johnson & Johnson	1.5%
General Electric Co.	1.7%		AT&T, Inc.	1.5%
Chevron Corp.	1.7%		Google, Inc., Class A	1.5%
International Business Machines Corp.	1.6%		The Procter & Gamble Co.	1.5%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*Holdings information is for the S&P 500 Stock Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Stock Master Portfolio.

Performance Evaluation	9

PERFORMANCE EVALUATION

Value Fund

MARKET CONDITIONS

The major market indexes increased through 2012 following a sawtooth pattern, reaching a low point in early June. Equity prices rebounded in the third quarter, retreated until the U.S. elections, then recovered to finish the year up 16.00% as measured by the S&P 500 Stock Index.

The initial economic outlook was for an improving economy, and for a while, results exceeded expectations. However, after a warm Winter that perhaps pulled forward some activity, economic progress did not keep pace with expectations. The economy showed improvement in the third quarter, then hesitated in the fourth with Hurricane Sandy and the cacophony surrounding the so-called “fiscal cliff.” With other economies around the globe slowing, commodity prices remained constrained. Inflation expectations remained low for the reporting period, and businesses remained cautious in light of general uncertainty surrounding regulation and tax policies.

FUND PERFORMANCE

The Value Fund increased 13.38% for 2012, and its benchmark index, the unmanaged S&P 500 Index, increased 16.00%. The Fund’s lower than index results were due primarily to the results in its Information Technology sector holdings. The Fund’s positions in Hewlett-Packard Company, Dell, Inc., and Intel Corporation had a detrimental effect on results. The Fund’s positions in Industrials and Energy fared better than their corresponding index sectors—and, for Industrials, the overall index itself. Dillard’s, Inc., Marathon Petroleum

Corporation and JPMorgan Chase & Co. had much better results than the overall index.

OUTLOOK

The outlook for the economy is one of slow growth for 2013. General consensus is for U.S. growth of about 2.0% for 2013. Unfortunately, that rate of economic growth is slow enough to make it difficult for the consumer to distinguish from a true recession. Commodity prices remain in check as economies around the globe have slowed. While housing in the United States is slowly improving, unemployment remains high and job growth weak. The November U.S. elections and subsequent fiscal cliff resolutions brought little clarity to government action in the future regarding regulatory, tax and fiscal policy. A debate brews about the debt ceiling in the first quarter of 2013. Business remains cautious overall, but appears prepared to make hiring and capital commitments, but in a measured way.

The past four years of weak economic growth have resulted in liquid corporate balance sheets and managements reluctant to make larger and/or riskier capital investments. Instead, on the margin, capital has been returned to shareholders with stock repurchases, special dividends and dividend increases while awaiting greater clarity about the future.

Absent this clarity, managements likely would make adjustments to their companies’ operations and strive to be more efficient and improve competiveness. We continue to search for such companies with attractive growth prospects, strong financials and reasonable valuations.

10	Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/12

Value Fund	13.38%	1.00%	7.46%
Standard & Poor’s 500 Stock Index	16.00%	1.66%	7.10%

INDUSTRY DIVERSIFICATION	% of Total Investment at 12/31/12		% of Total Investment at 12/31/12

Health care	21.3%	Consumer discretionary	8.3%
Industrials	18.8%	Materials	6.2%
Energy	16.0%	Consumer staples	4.5%
Information technology	14.2%	Short-term and other assets	1.6%
Financials	9.1%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 12/31/12		% of Total Investment at 12/31/12

Pfizer Inc.	4.6%	Chevron Corp.	3.7%
Bristol-Myers Squibb Co.	4.5%	General Electric Co.	3.5%
Abbott Laboratories	4.3%	Parker-Hannifin Corp.	3.5%
Dow Chemical Co. (The)	3.8%	Genuine Parts Co.	3.3%
Intel Corp.	3.8%	Cisco Systems, Inc.	3.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	11

PERFORMANCE EVALUATION

Growth Fund

MARKET ENVIRONMENT

Major U.S. stock market indexes produced solid returns in 2012 despite muted U.S. economic growth, a Eurozone recession and sovereign debt crisis, and a slowdown in emerging economies. Domestic equities were supported by strong U.S. corporate earnings and actions by central banks around the world to reduce or suppress interest rates in hopes of stimulating growth. Large-cap domestic stocks surrendered some of their earlier gains in the fourth quarter amid uncertainty about the November elections and U.S. fiscal policy after 2012.

The top-performing sectors within the Russell 1000 Growth Index were Health Care, Financials, and Consumer Discretionary. Utilities, Energy, and Consumer Staples produced the weakest absolute returns. Mid- and small-cap shares narrowly surpassed their large-cap counterparts. As measured by various Russell Indexes, growth stocks underperformed value stocks across all market capitalizations.

FUND PERFORMANCE

Over the past 12 months, the Fund (+17.57%) outperformed the Russell 1000 Growth Index (+15.26%), helped by stock selection and sector allocation.

Our selection of Telecommunication Services stocks aided results versus the index. Crown Castle International Corp. benefited, along with other wireless communication tower companies, from demand for higher data capacity to support smartphone technology.

The Health Care sector outperformed due to stock selection and an overweight position. Gilead Sciences, Inc. was a top contributor as the company successfully advanced trials of its Hepatitis C treatment in an effort to bring the drug to market.

In the Consumer Staples sector, a substantially underweight position relative to the index was beneficial, as investors preferred more cyclical stocks during 2012.

The Fund’s portfolio outperformed the index in the Information Technology sector, helped by an overweight position and stock selection, especially Apple Inc. The company has seen strong sales of its iPad Mini and has recently begun selling the iPhone in China.

Stock selection and an underweight position resulted in underperformance in the Financials sector. JPMorgan Chase & Co. detracted. In May, news that the company had suffered heavy trading losses sent its share price tumbling as investors sought to avoid further losses. We eliminated our position in favor of other investment opportunities.

In the Industrials sector, stock selection weighed on relative performance, but the impact was partly offset by our overweight position. An investment in The Boeing Company underperformed the broader sector. Although the company faced labor issues and some technical problems with its 787 Dreamliner, the backlog for new commercial aircraft orders appears strong going into 2013.

OUTLOOK

On January 1, 2013 Congress passed legislation that maintains income tax rates for all but high-wage earners and delayed scheduled spending cuts for two months. In light of this, we expect the U.S. economy to grow between 2% and 3% in 2013. Impediments to global growth remain the same as they were through most of last year—China’s economic slowdown, Europe’s ongoing sovereign debt problems, and turmoil in the Middle East.

Lacking control over the macroeconomic environment, we remain focused on stocks that we believe can do reasonably well in any conditions. In our opinion, many stocks still appear attractively valued across an array of sectors and industries.

12	Performance Evaluation

Growth Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/12

Growth Fund*	17.57%	3.57%	8.99%
Russell 1000 Growth Index	15.26%	3.12%	7.52%
Standard & Poor’s 500 Stock Index	16.00%	1.66%	7.10%

INDUSTRY DIVERSIFICATION	% of Total Investment at 12/31/12		% of Total Investment at 12/31/12

Information technology	36.7%	Materials	3.7%
Consumer discretionary	20.6%	Telecommunication services	2.5%
Health care	13.6%	Financials	2.4%
Industrials	12.8%	Consumer staples	1.2%
Energy	4.9%	Short-term and other assets	1.6%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 12/31/12		% of Total Investment at 12/31/12

Apple Inc.	8.5%	Priceline.com, Inc.	2.6%
Google Inc. (Class A)	4.9%	MasterCard Inc.	2.6%
Amazon.com, Inc.	4.0%	Crown Castle International Corp.	2.5%
Danaher Corp.	3.0%	Juniper Networks, Inc.	2.4%
Gilead Sciences, Inc.	2.7%	QUALCOMM, Inc.	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and its benchmark indices made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

PERFORMANCE EVALUATION

Small-Company Stock Fund

MARKET CONDITIONS

Although small-capitalization indexes and the economy followed a sawtoothed pattern in 2012, small-cap companies in aggregate maintained healthy operating profit margins essentially even with those of the prior year. While the rate of growth of the overall economy was less than originally expected, profitability held steady for small-cap stocks.

FUND PERFORMANCE

The Fund increased 19.63% in 2012 while its benchmark index, the Russell 2000, increased 16.35%. The Fund’s better than benchmark index results were helped by overweight positions in the Industrials, Materials, and Consumer Staples sectors, whose stocks increased more than their sectors and the overall benchmark. Appreciation in the stock prices of Westlake Chemical Corporation, The Manitowoc Company, Inc. and Cooper Tire & Rubber Company contributed significantly to Fund outperformance. Meaningful cash balances as well as positions in Financials and Information Technology detracted from results. SM Energy Co., Valley National Bancorp and ManTech International Corporation, along with retail-related names Fred’s, Inc. and Harris Teeter Supermarkets Inc., were among the few names that declined during 2012.

New names added to the Fund during the first half of the year included Cass Information Systems, Inc., a provider of freight and utility invoice payment services; Dycom Industries, Inc., which provides engineering, construction and maintenance services to the telecom industry in the U.S.; Matthews International Corporation, offering death care services and manufacturing flexible packaging;

UMB Financial Corporation, a multi-bank holding company covering the central Midwestern United States; and Orion Marine Group, Inc., a provider of marine construction services.

OUTLOOK

As 2013 commences, the outlook for the economy remains mixed once again, as it has for the previous four turns of the calendar, with some indicators pointing toward improvement, while others showing a still anemic economy, though probably not so weak in the United States as to slip into recession.

Expectations for 2013 are tempered; forecasts for 2013 real Gross Domestic Product growth center around 2%. The November 2012 national elections left much the same, with budget, tax, regulatory and fiscal policies as yet unresolved, with a debt ceiling debate the next item in line. Businesses remain reluctant to hire or to commit capital in light of such uncertainty and lack of progress in gaining any clear, definitive direction.

There are companies whose business offerings are in demand. An example of this is Dycom Industries, a firm offering infrastructure services to the telecommunications industry by installing or upgrading the networks that provide voice and data capabilities. The construction of these networks leads to a faster and more favorable consumer experience and allows businesses to increase their array of offerings with greater efficiency. We continue to seek out these types of companies.

We appreciate your continued trust and investment.

14	Performance Evaluation

Small-Company Stock Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/12

Small-Company Stock Fund	19.63%	8.96%	11.55%
Russell 2000 Index	16.35%	3.55%	9.72%

INDUSTRY DIVERSIFICATION	% of Total Investment at 12/31/12		% of Total Investment at 12/31/12

Industrials	27.0%	Financials	7.9%
Consumer discretionary	13.0%	Health care	3.0%
Consumer staples	12.7%	Energy	2.4%
Information technology	9.2%	Short-term and other assets	16.5%
Materials	8.3%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 12/31/12		% of Total Investment at 12/31/12

iShares Russell 2000 Value Index	4.6%	STERIS Corp.	3.0%
iShares S&P SmallCap 600 Value Index	4.6%	Rofin-Sinar Technologies Inc.	3.0%
Belden Inc.	3.4%	Cooper Tire & Rubber Co.	2.9%
ManTech International Corp.	3.1%	Harris Teeter Supermarkets, Inc.	2.9%
Manitowoc Co., Inc. (The)	3.0%	Applied Industrial Technologies, Inc.	2.9%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	15

PERFORMANCE EVALUATION

International Value Fund

MARKET CONDITIONS

Global equity markets rallied strongly into the close of 2012 with the majority yielding positive returns. Shares were buoyed by an improving macroeconomic outlook for the major economies. In the U.S., the economy seems to have turned a corner with improvement in the housing and job markets. There are indications that China’s economy is bottoming and seems to have avoided a “hard landing.” Japan elected a new government with a clear mandate to end its decades-long deflationary spiral. Perhaps most importantly, Europe reached an inflection point during the year, making significant strides in strengthening the Eurozone and its banking system.

FUND PERFORMANCE

For the 12-month period ending December 31, 2012, the Fund returned 17.41% versus MSCI EAFE, which returned 17.32%. Heightened macroeconomic risks and synchronized market movements dominated 2012, with fundamental bottom-up styles being out of favor. However, recently we have started to see signs that the market is beginning to differentiate based upon fundamentals and that historically high correlations have started to decline. The best performing sectors over the year were Financials and Consumer Discretionary. Likewise, our financial holdings Banco Espirito Santo SA, Daiwa Securities Group Inc. and Aegon N.V. were top contributors to performance over the full year. Among the worst performing sectors were Energy and Telecommunications. Similarly, our holdings in Petroleo Brasileiro SA Petrobras (Petrobras) and Vodafone Group Plc detracted from returns.

OUTLOOK

We believe that the macroeconomic environment for 2013 looks much more favorable than it has since the crisis of 2008. Global interest rates are at historic lows, and the major central banks, including most recently the Bank of Japan, are expanding their balance sheets and providing liquidity. Just a year ago, Europe was in the throes of a sovereign debt crisis. Crucially, we are now past the point of speculation about a break-up of the Eurozone, and the negative feedback loop between government debt and the banking system seems to have been broken. As a result, we have begun to see correlations decline and a highly constructive shift in market focus from a top-down macro view to an emphasis on bottom-up company fundamentals. Valuations are attractive to us despite last year’s rally, and we remain optimistic about prospects for international equity returns.

In 2012, Europe reached a turning point, and we believe that the worst of the crisis is behind us. The focus has now shifted from crisis management to addressing structural and competitive issues. Importantly, we have seen a major improvement in macroeconomic fundamentals within Europe. Competiveness between the North and South has improved, with the wage gap steadily narrowing. Trade and current account balances have also improved in the South.

In December, Japan elected a new prime minister, Shinzo Abe, who campaigned on stimulating the economy and weakening the strong yen through a combination of monetary and fiscal policy. Abe has proposed a comprehensive fiscal stimulus package that would be spent on upgrading Japan’s aging infrastructure, as well as further quantitative easing and inflation-targeting by the Bank of Japan. We believe that these policies should continue to provide a boost for Japanese equities, which we estimate to remain undervalued relative to earnings potential.

The investment environment of recent years has been challenging for fundamental, bottom-up investment styles. With an improvement in the macro climate, a renewed focus on fundamentals, and a very attractively valued portfolio, we believe the conditions for our style of investing are the most favorable they have been in several years.

16	Performance Evaluation

International Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/12

International Value Fund*	17.41%	–3.37%	7.70%
MSCI® EAFE® Index	17.32%	–3.69%	8.21%

COUNTRY DIVERSIFICATION	% of Total Investment at 12/31/12		% of Total Investment at 12/31/12

Japan	18.0%	Spain	2.3%
France	12.5%	Denmark	2.2%
Switzerland	12.1%	Portugal	1.8%
Britain	11.7%	Canada	1.7%
Germany	9.8%	Brazil	1.7%
Italy	6.0%	Singapore	1.3%
Netherlands	5.2%	Finland	1.2%
Republic of South Korea	3.7%	Israel	1.1%
Thailand	3.3%	China	1.0%
Hong Kong	2.9%	Short-term and other assets	0.5%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 12/31/12		% of Total Investment at 12/31/12

AEGON NV	3.0%	Daiwa Securities Group Inc.	2.4%
Bridgestone Corp.	2.5%	Sumitomo Mitsui Trust Holdings, Inc.	2.3%
BAE Systems PLC	2.5%	Daimler AG REG	2.3%
WPP Group PLC	2.5%	IBERDROLA SA	2.3%
AXA SA	2.4%	Eni SpA	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.‘s role as subadvisor began June 12, 2006.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2012 and held through December 31, 2012.

ACTUAL EXPENSES

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short-Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares or exchange your shares for shares of another Fund less than 30 calendar days after you purchase them through April 30, 2013. Effective May 1, 2013, a fee will not be imposed on the redemption of the shares of any Fund.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	Expense Example

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Six Month Period Ended December 31, 2012
DAILY INCOME FUND
Actual Return	$1,000.00	$1,000.05	$0.81	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.57	$0.82	0.16%

SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	$1,000.00	$1,008.63	$3.49	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.86	3.52	0.69%

SHORT-TERM BOND FUND
Actual Return	$1,000.00	$1,023.53	$3.84	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.83	0.75%

STOCK INDEX FUND[b]
Actual Return	$1,000.00	$1,057.43	$3.07	0.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$3.02	0.59%

VALUE FUND
Actual Return	$1,000.00	$1,065.41	$3.52	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$3.45	0.68%

GROWTH FUND
Actual Return	$1,000.00	$1,057.85	$4.91	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.82	0.95%

SMALL-COMPANY STOCK FUND
Actual Return	$1,000.00	$1,097.65	$5.13	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.94	0.97%

INTERNATIONAL VALUE FUND
Actual Return	$1,000.00	$1,158.00	$5.35	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$5.02	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, then divided by 366.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

Expense Example	19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at www.homesteadfunds.com and, without charge, upon request by calling 1-800-258-3030. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 1-800-258-3030 and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at www.homesteadfunds.com.

BOARD OF DIRECTORS’ CONSIDERATIONS IN APPROVING THE INVESTMENT MANAGEMENT AGREEMENTS

Homestead Funds, Inc. (“Homestead”) and RE Advisers Corporation (“RE Advisers”) have entered into investment management agreements (the “Investment Management Agreements”), pursuant to which RE Advisers is responsible for the day-to-day investment management of the assets of the following series of Homestead: the Daily Income Fund, the Short-Term Bond Fund, the

Short-Term Government Securities Fund, the Small-Company Stock Fund and the Value Fund, and for the supervision of the subadvisers to the Growth Fund and the International Value Fund (each series, a “Fund” and, collectively, the “Funds”).

In connection with the renewal of the Investment Management Agreements between each Fund and RE Advisers in 2012, the Funds’ Board of Directors requested, reviewed and considered a wide variety of written materials, presentations and other information, culminating in the Board’s approval of each Investment Management Agreement at its September 11-12, 2012 meeting.

In preparation for this consideration and approval, the Funds’ outside counsel requested that RE Advisers provide the Board written materials including significant information about RE Advisers’ affiliates, personnel and operations. Pursuant to this request, RE Advisers provided, and the Board, including the Independent Directors, considered and discussed, information regarding: (a) the investment management and other services RE Advisers provides; (b) RE Advisers’ investment management personnel; (c) RE Advisers’ financial condition; (d) RE Advisers’ brokerage practices (including any soft dollar arrangements); (e) the level of the advisory fees that RE Advisers charges each Fund compared with the fees charged to similar mutual funds; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) RE Advisers’ profitability; (h) RE Advisers’ compliance program; (i) each Fund’s performance compared with similar mutual funds; and (j) RE Advisers’ business continuity plan.

During the meeting, the Directors had an opportunity to discuss this information with managers of RE Advisers, including senior executives, representatives from the legal, compliance and finance departments and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the proposed investment process. The Board also reviewed the proposed reapproval of the

20	Regulatory and Shareholder Matters

Investment Management Agreements with the management of RE Advisers and with legal counsel. RE Advisers’ management stated that there were no differences between the current Investment Management Agreements and the Investment Management Agreements that the Board was being asked to reapprove.

In reaching their determinations relating to the reapproval of the Investment Management Agreements, the Directors, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board did not identify any particular factor that was all important or controlling, and the Board attributed different weights to the various factors.

In particular, the Board focused on the following:

Nature, Extent and Quality of Services.    The Board reviewed the services provided by RE Advisers, and the Board, including the Independent Directors, found that RE Advisers continued to provide high quality advisory and administrative services to the Funds.

In connection with their consideration of RE Advisers’ services specifically, the Board focused on the favorable attributes of RE Advisers, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing subadviser activities with respect to the Growth Fund’s and International Value Fund’s administration, investment management and compliance activities; (iii) highly skilled professionals with a depth of experience; and (iv) a favorable history and reputation. The Board discussed with senior officers of RE Advisers whether there had been any personnel changes made, noting that the investment management staff had experienced no turnover.

Investment Performance of the Funds and the Adviser.    The Board examined the performance information for the Funds provided by RE Advisers. The Board reviewed the average annual total returns for the Funds for the last one, three, five and ten years ended June 30, 2012, and compared the returns to those of the relevant indexes for the same time periods. The Board also reviewed a report prepared by third-party consultant Strategic Insight (the “Strategic Insight Report”), which, among other things, provided performance and expense information related to the Funds for periods ending March 31, 2012.

Daily Income Fund

The Board first reviewed the performance of the Daily Income Fund, noting that the Fund earned a total return of 0.01% for the trailing 12 months ending June 30, 2012, and its seven-day effective annualized yield was 0.01%.

The Board considered the Strategic Insight Report, noting that the Fund outperformed the Fund’s peer group average identified by that Report for the three-year, five-year and ten-year periods ending March 31, 2012 and underperformed the peer group average for the one-year period ending March 31, 2012. The Board discussed the decline in the Fund’s performance since 2010 and noted management’s explanation that low returns were a direct result of the Federal Reserve’s actions to keep the federal funds rate at historic lows in an effort to shore up the financial markets and prevent a deepening of the economic crisis.

The Board noted that the advisory fees that the Daily Income Fund was contractually obligated to pay to RE Advisers were waived in 2011 and through June 30, 2012. Also, the Board considered the challenges confronted by management due to recently amended Rule 2a-7 of the Investment Company Act of 1940, as amended, which among other things, makes it difficult to partially offset the lower returns by lengthening the Fund’s average maturity. The Board noted that the average maturity of the Fund was 45 days on June 30, 2012 and had remained stable over the previous 12-month period.

Short-Term Government Securities Fund

Next, the Board reviewed the performance of the Short-Term Government Securities Fund, noting that the Fund returned 1.76% for the trailing 12 months ending June 30, 2012, underperforming its benchmark index, the BofA Merrill Lynch 1-5 Year U.S. Treasury Index, which returned 2.22% for the same period.

The Board considered the Strategic Insight Report, noting that the Fund outperformed the Fund’s peer group average identified by that report for the one-year and three-year periods ending March 31, 2012 and underperformed the peer group average for the five-year and ten-year periods ending March 31, 2012. The Board considered management’s explanation that the Fund’s relative underperformance to its benchmark for the five-year and ten-year periods was a result of the Fund’s lower exposure to certain securities and different maturities relevant to the Fund’s benchmark index.

Regulatory and Shareholder Matters	21

Short-Term Bond Fund

Next, the Board reviewed the performance of the Short-Term Bond Fund, noting that the Fund returned 2.51% for the trailing 12 months ending June 30, 2012, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year Corp./Govt. Index, which was 2.53% for the same period.

The Board considered the Strategic Insight Report, noting that the Fund outperformed the Fund’s peer group average identified by that report for the one-year, three-year, five-year and ten-year periods ending March 31, 2012. Additionally, the Board noted the recognition that management has received in connection with the relatively strong performance of the Fund. The Board cited the Fund’s favorable write-ups in several publications, which noted the Fund’s strong performance relative to peer funds.

Stock Index Fund

The Board compared the performance of the Stock Index Fund to its benchmark index, noting that the Fund returned 4.84% for the trailing 12 months ending June 30, 2012, which was comparable to the Standard & Poor’s 500 Stock Index’s return of 5.45% for the same time period, indicating minimal tracking error when factoring in the Fund’s expenses.

The Board considered the fact that the Fund is an index fund designed to match and not outperform the Standard & Poor’s 500 Stock Index.

Value Fund

The Board compared the Value Fund’s performance to its benchmark index, noting that the Fund returned 0.04% for the trailing 12 months ending June 30, 2012, while its benchmark, the Standard & Poor’s 500 Stock Index, returned 5.45% for the same period.

The Board considered the Strategic Insight Report, noting that the Fund outperformed the Fund’s peer group average identified by that report for the three-year, five-year and ten-year periods ending March 31, 2012, and underperformed the peer group average for the one-year period ending March 31, 2012. The Board considered the fact that the Fund’s relative underperformance for the past one-year period was largely due to an overweighting in technology securities. The Board noted the recognition that management has received in connection with the relatively strong long-term performance of the

Fund, including the Fund’s favorable write-ups in several publications.

Small-Company Stock Fund

Next, the Board reviewed the strong performance of the Small-Company Stock Fund, which outperformed its benchmark index for the trailing 12 months ending June 30, 2012, returning 1.28%, while the Russell 2000 Index returned -2.08% for the same period.

The Board considered the Strategic Insight Report, noting that the Fund outperformed the Fund’s peer group average identified by that report for the one-year, three-year, five-year and ten-year periods ending March 31, 2012. The Board noted the recognition that management has received in connection with the relatively strong performance of the Fund. The Board cited the Fund’s favorable write-ups in several publications, which noted the Fund’s strong performance.

Comparative Fees and Expense Ratios.    The Board considered the Strategic Insight Report’s net total expense ratio, advisory fee comparisons and other information for each Fund against the average expense ratio, advisory fees and other information of the funds in each Fund’s peer group identified in the Strategic Insight Report. The Board determined that the expense ratio for each equity Fund generally was near the median for its peer group. The Board recognized that the Growth Fund and Small-Company Stock Fund both experienced significant growth in terms of net assets in the past year. Despite this asset growth, both Funds remain relatively small in terms of asset size in comparison to the funds in their respective peer groups, and the total fees received by RE Advisers from each Fund continue to be relatively modest. While the management fee and expense ratio for each fixed-income Fund was higher than the median for its peer group, the Board noted each fixed-income Fund’s small size in terms of assets. As a consequence, the Board found that the total income RE Advisers earns from these Funds at the current levels of fees remains modest.

The Board also discussed the services provided to the Funds by RE Advisers, and the fees charged for those services under the Investment Management Agreements. The Board reviewed information concerning the fee and expense ratios for the Funds and comparable information with respect to similar products.

22	Regulatory and Shareholder Matters

The Board noted that RE Advisers paid out of its legitimate profits certain shareholder servicing and sub-transfer agency fees charged by various intermediaries in conjunction with the Funds’ participation on those intermediaries’ platforms. The Board determined that the payment of intermediary fees was not a factor in determining the Funds’ advisory fees. The Funds continue to pay the same advisory fee rates as they did prior to RE Advisers paying fees charged by intermediaries. The Board further noted that advisory fees may be used by advisers to pay for the costs of distributing fund shares.

Daily Income Fund

The Board noted that the Fund’s net total expense ratio was equal to the average expense ratios, and the Fund’s advisory fee was marginally higher than the average advisory fees of the funds in the Fund’s peer group identified in the Strategic Insight Report. Additionally, the Board considered RE Advisers’ voluntary commitment to waive Daily Income Fund expenses to the extent necessary to maintain a positive yield.

Short-Term Government Securities Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were marginally higher than the average expense ratio and advisory fees of the funds in the Fund’s peer group identified in the Strategic Insight Report.

Short-Term Bond Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were higher than the average expense ratio and advisory fees of the funds in the Fund’s peer group identified in the Strategic Insight Report. The Board recognized that the Fund remains relatively small in terms of assets and that fee breakpoints might be warranted were the Fund to grow significantly in size.

Stock Index Fund

The Board noted that the Fund’s net total expense ratio was higher and advisory fee was marginally lower than the average expense ratio and advisory fees of the funds in the Fund’s peer group identified in the Strategic Insight Report. It also noted that expense ratios and advisory fees for index funds, including the Stock Index Fund, are generally lower than those of actively managed funds.

Value Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were significantly lower than the average expense ratio and advisory fees of the funds in the Fund’s peer group identified in the Strategic Insight Report.

Growth Fund

The Board noted that the Fund’s net total expense ratio was lower, and the Fund’s advisory fee was significantly lower, than the average expense ratio and advisory fees, respectively, of the funds in the Fund’s peer group identified in the Strategic Insight Report. The Board also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Growth Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets until at least April 30, 2013.

Small-Company Stock Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were lower than the average expense ratio and advisory fees of the funds in the Fund’s peer group identified in the Strategic Insight Report.

International Value Fund

The Board noted that the Fund’s net total expense ratio and advisory fee were lower than the average expense ratio and advisory fees of the funds in the Fund’s peer group identified in the Strategic Insight Report. The Board also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the International Value Fund’s total annual operating expenses from exceeding 0.99% of the Fund’s average daily net assets until at least April 30, 2013.

Cost of Services and Profits Realized by the Adviser.    The Board considered the cost of the services provided by RE Advisers. The Board reviewed the information it had requested from RE Advisers concerning its profitability from the fees and the services provided to the Funds and its financial condition for various past periods. The Board considered the profit margin information for RE Advisers’ investment company business as a whole, as well as RE Advisers’ profitability data for the Funds. The Board reviewed RE Advisers’ assumptions and methods of cost allocation used in preparing Fund-specific profitability data. The Board also discussed with RE Advisers the basis for its belief that its

Regulatory and Shareholder Matters	23

methods of allocation were reasonable and consistent across its business.

The Board determined that each Fund’s expense figures were within an acceptable range of expenses of the applicable peer group identified in the Strategic Insight Report. In addition, the Board considered its discussion with representatives of RE Advisers about the fees charged to the Funds and considered the other administrative services provided by RE Advisers to the Funds. In light of the foregoing, the Board, including the Independent Directors, determined that the management fees were reasonable in relation to the wide array of customer services provided to the Funds’ unique client base. In view of the information presented, the Board concluded that each Fund’s management fee was reasonable.

The Board noted and discussed the additional services provided by RE Advisers to the Funds compared to other investment products managed by RE Advisers, and noted that, in the cases of the Growth Fund and International Value Fund, RE Advisers, and not the Funds, would pay the subadvisory fees to the subadviser. The Board determined that RE Advisers should be entitled to earn a reasonable level of profits for the services it provides to the Funds. Based on its review, the Board, including the Independent Directors, concluded that RE Advisers’ level of profitability was low, particularly due to the increase in voluntary expense waivers for the Daily Income Fund.

Economies of Scale.    The Board considered the extent to which economies of scale would be realized by RE Advisers as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Board was satisfied that the current fee structure is appropriate.

Fall-Out Benefits.    The Board considered other actual and potential financial benefits that RE Advisers may derive from its relationship with the Funds. The Board noted, however, that the Funds benefit from the vast array of resources available through RE Advisers and NRECA.

CONCLUSION

Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Directors, unanimously reapproved the Investment Management Agreements and concluded that the management fee rates and projected total expense ratios were fair and reasonable in relation to the services to be provided to the Funds and such other matters as the Board considered relevant in the exercise of their reasonable judgment.

The Independent Directors subsequently discussed the proposed approval in detail during an executive session at which no representative of RE Advisers was present.

No single factor was determinative to the Board’s decision. Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Directors, concluded that the management fee rate and projected total expense ratios were reasonable in relation to the services to be provided to the Funds.

BOARD OF DIRECTORS’ CONSIDERATION IN APPROVING THE T. ROWE PRICE SUB-ADVISORY AGREEMENT

(Growth Fund only). RE Advisers, on behalf of the Growth Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with T. Rowe Price Associates, Inc. (“T. Rowe Price”), pursuant to which T. Rowe Price is responsible for the day-to-day management of the assets of the Growth Fund, a series of Homestead.

At its September 11-12, 2012 meeting, the Board requested and received written materials from T. Rowe Price regarding: (a) the investment management and other services T. Rowe Price provides under the Subadvisory Agreement to manage the assets of the Growth Fund; (b) T. Rowe Price’s investment management personnel; (c) T. Rowe Price’s financial condition; (d) the level of the subadvisory fees that T. Rowe Price charges compared with the fees charged in connection with mutual funds similar to the Growth Fund; (e) T. Rowe Price’s compliance program; and (f) T. Rowe Price’s disaster recovery plan.

24	Regulatory and Shareholder Matters

The Board based its consideration and evaluation of a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the Growth Fund under the Subadvisory Agreement;
•	investment performance of the Growth Fund and T. Rowe Price;
•	fees charged by T. Rowe Price and expense ratio;
•	the costs of services and profits realized by T. Rowe Price; and
•	the fall-out benefits to T. Rowe Price.

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services.    As noted above, the Board considered the nature, extent and quality of services provided by T. Rowe Price to the Growth Fund and the resources T. Rowe Price dedicates to the Fund. In this regard, the Board evaluated, among other things, T. Rowe Price’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by T. Rowe Price in managing the Growth Fund. In this context, the Directors considered T. Rowe Price’s in-house research capabilities, as well as other resources available to T. Rowe Price, including research services available to T. Rowe Price as a result of securities transactions affected for investment advisory clients of T. Rowe Price. The Board considered the managerial and financial resources available to T. Rowe Price and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the current Subadvisory Agreement.

The Board also considered the quality of the services provided by T. Rowe Price and the quality of the resources available to the Growth Fund. The Board was advised that the standard of care under the current Subadvisory Agreement was comparable to that found in many investment advisory agreements. The Board considered T. Rowe Price’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the Growth Fund relative to other types of funds.

The Board further concluded that the services to be provided by T. Rowe Price should continue to benefit the Growth Fund and its shareholders, and also concluded that the investment philosophy, process and research capabilities of T. Rowe Price continue to be appropriate for the Fund. The Board concluded that the scope of the services provided to the Fund by T. Rowe Price were consistent with the Growth Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services provided supported the reapproval of the Subadvisory Agreement.

Investment Performance of the Growth Fund and T. Rowe Price.    The Board examined the performance information for the Fund provided by T. Rowe Price. The Directors noted that T. Rowe Price became the Fund’s subadviser on December 5, 2008, and that before that date, the Fund had a different investment strategy in which it tried to match the performance of the Nasdaq-100 Index. The Board reviewed the average annual total returns for the Fund for the last three calendar years, the only relevant period since the Fund was managed pursuant to a different investment strategy prior to that period. The Board noted that that the Fund returned 4.06% for the trailing 12 months ending June 30, 2012, while its two benchmark indices, the Russell 1000 Growth Index and the Standard & Poor’s 500 Stock Index, returned 5.76% and 5.45%, respectively, for the same period.

The Board considered the Strategic Insight Report, noting that the Fund outperformed the Fund’s peer group average identified by that Report for the one-year, three-year, five-year and ten-year periods ending March 31, 2012.

As noted above, the Board received information about the performance of accounts managed by T. Rowe Price with a similar investment objective to the Growth Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the accounts

Regulatory and Shareholder Matters	25

managed by T. Rowe Price with a similar investment objective to the Growth Fund’s was sufficient to merit reapproval of the Subadvisory Agreement.

Comparative Fees Charged by T. Rowe Price and Expense Ratios.    The Board considered the fees paid to T. Rowe Price under the current Subadvisory Agreement. This information included comparison of the Growth Fund’s subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to RE Advisers under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund.

The Board noted RE Advisers’ and T. Rowe Price’s stated justification for the fees, which included information about the services to be provided to the Growth Fund. After reviewing this and related factors, the Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services and Profits Realized by T. Rowe Price.    The Board considered the compensation indirectly to be received by T. Rowe Price from its relationship with the Growth Fund. The Directors noted that RE Advisers would continue to pay T. Rowe Price from the management fees received from the Fund.

Fall-Out Benefits to T. Rowe Price.    The Board also considered possible conflicts of interest associated with the provision of investment advisory services by T. Rowe Price to other clients. The Board considered the procedures of T. Rowe Price designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of T. Rowe Price in these matters. The Board also received and considered information concerning procedures of T. Rowe Price with respect to the execution of portfolio transactions.

CONCLUSION

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular information that was all-important or controlling.

BOARD OF DIRECTORS’ CONSIDERATION IN APPROVING THE MERCATOR SUBADVISORY AGREEMENT

(International Value Fund only). RE Advisers, on behalf of the International Value Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with Mercator Asset Management, L.P. (“Mercator”), pursuant to which Mercator is responsible for the day-to-day investment management of the assets of the International Value Fund, a series of Homestead.

At its September 11-12, 2012 meeting, the Board requested and received written materials from Mercator regarding: (a) the investment management and other services Mercator provides under the Subadvisory Agreement to manage the assets of the International Value Fund; (b) Mercator’s investment management personnel; (c) Mercator’s financial condition; (d) the level of the subadvisory fees that Mercator charges compared with the fees charged in connection with mutual funds similar to the International Value Fund; (e) Mercator’s compliance program; and (f) Mercator’s disaster recovery plan.

The Board based its consideration and evaluation on a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the International Value Fund under the Subadvisory Agreement;
•	investment performance of the International Value Fund and Mercator;
•	fees charged by Mercator and expense ratio;
•	the costs of services and profits realized by Mercator; and
•	the fall-out benefits to Mercator.

26	Regulatory and Shareholder Matters

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services.    As noted above, the Board considered the nature, extent and quality of services provided by Mercator to the International Value Fund and the resources Mercator dedicates to the Fund. In this regard, the Board evaluated, among other things, Mercator’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by Mercator in managing the International Value Fund. In this context, the Directors considered Mercator’s in-house research capabilities, as well as other resources available to Mercator, including research services available to Mercator as a result of securities transactions effected for investment advisory clients of Mercator. The Board considered the managerial and financial resources available to Mercator and concluded that they were sufficient to meet any reasonably foreseeable obligations under the current Subadvisory Agreement.

The Board was advised that the standard of care under the current Subadvisory Agreement was comparable to that found in many investment agreements. The Board considered Mercator’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the International Value Fund relative to other types of funds.

The Board concluded that the services provided by Mercator should continue to benefit the International Value Fund and its shareholders and also concluded that the investment philosophy, process and research capabilities of Mercator continue to be appropriate for the Fund, given its investment objective and strategy. The Board concluded that the scope of the services provided to the Fund by Mercator were consistent with the International Value Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board, including the Independent Directors, concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services provided supported the reapproval of the Subadvisory Agreement.

Investment Performance of the International Value Fund and Mercator.    The Board examined the performance information for the Fund provided by Mercator. The Directors noted that Mercator became the Fund’s sub-adviser on June 12, 2006. The Board reviewed the average annual total returns for the Fund for the last one, three and five years ended June 30, 2012. The Board compared the International Value Fund’s performance for the trailing 12 months ending of June 30, 2012, to its benchmark, the MSCI EAFE Index, noting that the Fund, which had a return of -19.09% during that time period, underperformed its benchmark index, which returned -13.83%.

The Board considered the Strategic Insight Report, noting that the Fund outperformed the Fund’s peer group average identified by that Report for the five-year and ten-year periods ending March 31, 2012 and underperformed the peer group average for the one-year and three-year periods ending March 31, 2012. The Board noted management’s explanation that this underperformance is primarily attributable to the fact that Mercator’s investment style has been out of favor in the near term. The Board noted that Mercator is a value manager and that it did not stray from its style. The Fund performed more favorably when compared to international value funds than the entire universe of international funds.

As noted above, the Board received information about the performance of accounts managed by Mercator with a similar investment objective as that of the International Value Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. The Board reviewed performance over various time periods, including one-, three-, five- and ten-year periods, performance under different market conditions and during different phases of the market cycle and the volatility of Mercator’s returns. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the accounts managed by Mercator with a similar investment objective to the International Value Fund’s was sufficient to merit reapproval of the Subadvisory Agreement.

Comparative Fees Charged by Mercator and Expense Ratios.    The Board considered the fees paid to Mercator under the current Subadvisory Agreement. The

Regulatory and Shareholder Matters	27

Board compared the International Value Fund’s subadvisory fee to that charged by Mercator to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to RE Advisers under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund.

The Board noted RE Advisers’ and Mercator’s stated justification for the fees, which included information about the services to be provided to the International Value Fund. After reviewing this and related factors, the Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services and Profits Realized by Mercator.    The Board considered the compensation indirectly received by Mercator from its relationship with the International Value Fund. The Directors noted that RE Advisers would continue to pay Mercator from the management fees received from the Fund.

Fall-Out Benefits to Mercator.    The Board also considered possible conflicts of interest associated with the provision of investment advisory services by Mercator to other clients. The Board considered the procedures of Mercator designed to fulfill its fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing and the record of Mercator in these matters. The Board also received and considered information concerning procedures of Mercator with respect to the execution of portfolio transactions.

CONCLUSION

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular information that was all-important or controlling.

28	Regulatory and Shareholder Matters

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Homestead Funds, Inc. and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (comprising Homestead Funds, Inc., hereafter referred to as the “Funds”) at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 28, 2013

Report of Independent Registered Public Accounting Firm	29

PORTFOLIO OF INVESTMENTS: Daily Income Fund

December 31, 2012

CORPORATE BONDS	Interest Rate/Yield	Maturity Date	Face Amount	Value

(10.1% of portfolio)

General Electric Capital Corp.	2.80%	01/08/13	$100,000	$100,042
General Electric Capital Corp.	5.45	01/15/13	954,000	955,877
General Electric Capital Corp.	4.80	05/01/13	4,000,000	4,059,886
General Electric Co.	5.00	02/01/13	1,000,000	1,003,957
International Business Machines Corp.	7.50	06/15/13	2,965,000	3,062,720
John Deere Capital Corp.	5.10	01/15/13	3,242,000	3,248,041
John Deere Capital Corp.	4.50	04/03/13	1,000,000	1,010,971
John Deere Capital Corp.	1.88	06/17/13	1,000,000	1,007,471
Johnson & Johnson	3.80	05/15/13	1,000,000	1,013,467
PepsiCo, Inc.	4.65	02/15/13	2,000,000	2,010,737
Wal-Mart Stores, Inc.	4.25	04/15/13	1,899,000	1,920,912
Wal-Mart Stores, Inc.	4.55	05/01/13	400,000	405,721
Wal-Mart Stores, Inc.	7.25	06/01/13	1,250,000	1,286,384
Total Corporate Bonds (Cost $21,086,186)				21,086,186

COMMERCIAL PAPER
(59.3% of portfolio)

Air Liquide US LLC (a)	0.15	01/09/13	1,000,000	999,967
American Honda Finance Corp.	0.16	01/23/13	3,000,000	2,999,707
American Honda Finance Corp.	0.14	02/05/13	3,000,000	2,999,592
American Honda Finance Corp.	0.15	02/07/13	1,000,000	999,846
American Honda Finance Corp.	0.16	02/25/13	2,500,000	2,499,389
American Honda Finance Corp.	0.15	03/25/13	700,000	699,758
BMW US Capital LLC (a)	0.12	01/22/13	3,000,000	2,999,790
BMW US Capital LLC (a)	0.14	01/23/13	4,000,000	3,999,658
BMW US Capital LLC (a)	0.15	01/23/13	800,000	799,927
BMW US Capital LLC (a)	0.13	02/11/13	2,000,000	1,999,704
Chevron Corp. (a)	0.12	01/07/13	4,000,000	3,999,920
Chevron Corp. (a)	0.14	01/07/13	4,000,000	3,999,907
Chevron Corp. (a)	0.13	01/17/13	2,000,000	1,999,884
Coca-Cola Co. (a)	0.18	01/25/13	2,000,000	1,999,760
Coca-Cola Co. (a)	0.21	02/06/13	2,000,000	1,999,580
Coca-Cola Co. (a)	0.12	02/13/13	1,500,000	1,499,785
Coca-Cola Co. (a)	0.22	04/02/13	1,000,000	999,444
Coca-Cola Co. (a)	0.20	04/15/13	1,000,000	999,422
ConocoPhillips Qatar Funding Ltd. (a)	0.18	01/04/13	1,000,000	999,985
ConocoPhillips Qatar Funding Ltd. (a)	0.19	02/06/13	2,250,000	2,249,572
ConocoPhillips Qatar Funding Ltd. (a)	0.17	03/11/13	3,000,000	2,999,022
ConocoPhillips Qatar Funding Ltd. (a)	0.17	03/18/13	3,500,000	3,498,744
ConocoPhillips Qatar Funding Ltd. (a)	0.17	03/19/13	500,000	499,818
Dell, Inc. (a)	0.22	02/07/13	750,000	749,830
General Electric Capital Corp.	0.23	03/13/13	2,000,000	1,999,093
General Electric Capital Corp.	0.19	04/04/13	2,000,000	1,999,018
Google Inc. (a)	0.15	02/05/13	2,000,000	1,999,708
Google Inc. (a)	0.14	03/04/13	679,000	678,836
Google Inc. (a)	0.18	05/02/13	2,000,000	1,998,790
Google Inc. (a)	0.20	05/21/13	4,000,000	3,996,889
International Business Machines Corp. (a)	0.07	01/02/13	4,000,000	3,999,992
John Deere Bank SA (a)	0.14	01/08/13	2,000,000	1,999,945
John Deere Bank SA (a)	0.16	01/30/13	2,000,000	1,999,742
John Deere Bank SA (a)	0.13	02/11/13	1,000,000	999,852
Metlife Funding Inc.	0.15	01/14/13	4,700,000	4,699,745
PACCAR Financial Corp.	0.17	01/03/13	1,300,000	1,299,988
PACCAR Financial Corp.	0.16	01/17/13	4,000,000	3,999,715
PACCAR Financial Corp.	0.14	01/30/13	1,500,000	1,499,831
PACCAR Financial Corp.	0.17	02/19/13	3,500,000	3,499,190
Procter & Gamble Co. (a)	0.16	02/04/13	5,000,000	4,999,244

30	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)

December 31, 2012

	Interest Rate/Yield		Maturity Date	Face Amount	Value
(Commercial Paper continued)

Proctor & Gamble Co. (a)	0.16%		02/08/13	$1,250,000	$1,249,789
Proctor & Gamble Co. (a)	0.14		03/12/13	4,000,000	3,998,911
Total Capital Canada, Ltd. (a)	0.15		01/15/13	2,800,000	2,799,837
Total Capital Canada, Ltd. (a)	0.13		01/18/13	5,000,000	4,999,693
Total Capital Canada, Ltd. (a)	0.14		02/08/13	2,500,000	2,499,631
Toyota Motor Credit Corp.	0.18		01/08/13	2,000,000	1,999,930
Toyota Motor Credit Corp.	0.21		01/10/13	4,000,000	3,999,790
Toyota Motor Credit Corp.	0.13		01/18/13	500,000	499,969
Toyota Motor Credit Corp.	0.20		01/23/13	2,000,000	1,999,756
Toyota Motor Credit Corp.	0.18		03/27/13	1,600,000	1,599,320
UBS Finance Delaware LLC	0.16		03/18/13	4,000,000	3,998,649
UBS Finance Delaware LLC	0.19		03/27/13	2,000,000	1,999,126
Wal-Mart Stores, Inc. (a)	0.10		01/24/13	492,000	491,969
Total Commercial Paper (Cost $123,297,959)					123,297,959

U.S. GOVERNMENT OBLIGATIONS
(21.0% of portfolio)

U.S. Treasury Bill	0.14		02/28/13	4,000,000	3,999,127
U.S. Treasury Bill	0.05		03/21/13	5,000,000	4,999,446
U.S. Treasury Bill	0.11		04/25/13	4,000,000	3,998,626
U.S. Treasury Note	1.38		01/15/13	9,000,000	9,004,252
U.S. Treasury Note	2.88		01/31/13	7,500,000	7,516,802
U.S. Treasury Note	1.38		02/15/13	5,000,000	5,007,605
U.S. Treasury Note	1.38		03/15/13	4,000,000	4,009,910
U.S. Treasury Note	2.50		03/31/13	5,000,000	5,029,173
Total U.S. Government Obligations (Cost $43,564,941)					43,564,941

MONEY MARKET ACCOUNT				Shares
(9.6% of portfolio)

State Street Institutional Liquid Reserves Fund	0.17	(b)		19,910,975	19,910,975
Total Money Market Account (Cost $19,910,975)					19,910,975
TOTAL INVESTMENTS IN SECURITIES (Cost $207,860,061)—100%					$207,860,061

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $78,006,547 and represents 37.5% of total investments.
(b)	7-day yield at December 31, 2012.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	31

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund

December 31, 2012

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value
(1.2% of portfolio)

Small Business Administration 93-20J	5.90%		10/01/13	$5,333	$5,456
Small Business Administration 98-20D	6.15		04/01/18	13,079	14,237
Small Business Administration 98-20E	6.30		05/01/18	17,918	19,760
Small Business Administration 98-20H	6.15		08/01/18	7,387	8,045
Small Business Administration 99-20D	6.15		04/01/19	25,723	28,220
Small Business Administration 04-20B	4.72		02/01/24	71,669	78,590
Small Business Administration 04-20C	4.34		03/01/24	97,278	106,940
Small Business Administration 05-10E	4.54		09/01/15	15,939	16,434
Small Business Administration Pool # 100075	3.50		05/25/19	28,520	28,945
Small Business Administration Pool # 500724	4.00	(a)	12/25/13	2,282	2,293
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	11,044	11,019
Small Business Administration Pool # 502477	1.25	(a)	09/25/18	32,531	32,582
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	2,696	2,737
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	26,898	27,063
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	19,716	19,780
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	4,874	4,869
Small Business Investment Companies 02-20K	5.08		11/01/22	25,507	28,309
Small Business Investment Companies 03-10A	4.63		03/10/13	346,416	349,192
Small Business Investment Companies 03-10B	3.39		03/01/13	2,720	2,732
Small Business Investment Companies 03-P10A	4.52		02/10/13	1,312	1,318
Small Business Investment Companies 03-P10B	5.14		08/10/13	10,818	11,078
Small Business Investment Companies 04-10A	4.12		03/10/14	47,861	48,995
Small Business Investment Companies 04-10B	4.68		09/10/14	65,010	67,907
Small Business Investment Companies 04-P10A	4.50		02/10/14	12,328	12,644
Small Business Investment Companies 05-10B	4.94		09/10/15	113,313	120,208
Small Business Investment Companies 05-P10A	4.64		02/10/15	24,743	26,153
Small Business Investment Companies 07-10A	5.38		03/10/17	48,737	53,588
Total Asset Backed Securities (Cost $1,066,961)					1,129,094

MORTGAGE BACKED SECURITIES
(3.8% of portfolio)

FDIC Structured Sale Guaranteed Notes 2010-S3 (b)	2.74		12/03/20	582,044	603,208
GNMA #2602	6.00		06/20/28	42,723	47,934
GNMA #2707	5.50		01/20/14	1,729	1,862
GNMA #8004	1.75	(a)	07/20/22	20,488	21,291
GNMA #8006	1.75	(a)	07/20/22	20,481	21,284
GNMA #8038	1.75	(a)	08/20/22	12,491	12,981
GNMA #8040	2.00	(a)	08/20/22	32,776	34,104
GNMA #8054	1.63	(a)	10/20/22	7,964	8,212
GNMA #8076	1.63	(a)	11/20/22	13,297	13,709
GNMA #8102	4.00	(a)	02/20/16	2,753	2,880
GNMA #8103	4.00	(a)	02/20/16	10,283	10,763
GNMA #8157	1.63	(a)	03/20/23	20,979	21,794
GNMA #8191	1.75	(a)	05/20/23	37,694	39,461
GNMA #8215	2.00	(a)	04/20/17	2,500	2,598
GNMA #8259	1.75	(a)	08/20/23	10,822	11,247
GNMA #8297	4.00	(a)	12/20/17	7,932	8,372
GNMA #8332	3.50	(a)	03/20/18	5,145	5,403
GNMA #8344	3.50	(a)	04/20/18	14,894	15,601
GNMA #8384	1.63	(a)	03/20/24	5,431	5,642
GNMA #8393	4.00	(a)	08/20/18	5,969	6,294
GNMA #8400	2.00	(a)	08/20/18	8,342	8,681
GNMA #8405	4.00	(a)	09/20/18	8,833	9,313
GNMA #8423	1.75	(a)	05/20/24	6,732	7,048
GNMA #8429	4.00	(a)	11/20/18	10,327	10,900
GNMA #8459	1.75	(a)	07/20/24	10,656	11,074

32	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

December 31, 2012

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

GNMA #8499	3.00	%(a)	05/20/19	$7,068	$7,371
GNMA #8518	1.63	(a)	10/20/24	10,394	10,717
GNMA #8532	2.50	(a)	10/20/24	14,012	14,589
GNMA #8591	1.63	(a)	02/20/25	29,129	30,261
GNMA #8638	1.75	(a)	06/20/25	12,130	12,698
GNMA #8648	1.75	(a)	07/20/25	20,477	21,280
GNMA #8663	2.00	(a)	07/20/25	15,551	16,182
GNMA #8680	3.50	(a)	08/20/20	13,426	14,030
GNMA #8687	2.50	(a)	08/20/25	3,999	4,162
GNMA #8702	3.00	(a)	10/20/20	5,467	5,707
GNMA #8747	1.63	(a)	11/20/25	10,207	10,524
GNMA #8807	1.75	(a)	07/20/21	12,813	13,315
GNMA #8836	1.75	(a)	09/20/21	11,767	12,228
GNMA #8847	1.75	(a)	04/20/26	13,004	13,614
GNMA #8869	1.63	(a)	11/20/21	36,971	38,118
GNMA #8873	2.50	(a)	11/20/21	17,872	18,608
GNMA #8877	1.75	(a)	05/20/26	3,269	3,423
GNMA #8883	1.63	(a)	12/20/21	13,283	13,695
GNMA #8915	1.63	(a)	02/20/22	12,707	13,201
GNMA #8934	1.63	(a)	03/20/22	22,149	23,010
GNMA #8978	1.75	(a)	05/20/22	54,968	57,543
GNMA #80053	1.63	(a)	03/20/27	2,762	2,869
GNMA #80058	1.75	(a)	04/20/27	2,984	3,124
GNMA #80185	1.75	(a)	04/20/28	27,338	28,619
GNMA #80264	1.63	(a)	03/20/29	23,419	24,329
GNMA #80283	1.75	(a)	05/20/29	18,836	19,718
GNMA #80300	1.75	(a)	07/20/29	16,855	17,516
GNMA #80309	1.75	(a)	08/20/29	7,048	7,324
GNMA #80363	1.63	(a)	01/20/30	57,668	59,909
GNMA #80426	1.75	(a)	07/20/30	2,448	2,544
GNMA #80452	1.75	(a)	09/20/30	16,561	17,210
GNMA #80475	1.63	(a)	12/20/30	33,578	34,620
GNMA #80577	1.63	(a)	02/20/32	4,239	4,392
GNMA #80684	1.75	(a)	04/20/33	14,151	14,814
GNMA #81129	2.50	(a)	10/20/34	220,282	229,466
GNMA #510280	6.00		08/15/14	3,030	3,154
GNMA #583189	4.50		02/20/17	29,744	32,546
GNMA #607494	5.00		04/15/19	18,300	19,786
GNMA #616274	5.00		02/15/19	21,865	23,980
GNMA 1996-4	7.00		04/16/26	3,630	4,119
GNMA 2001-53	5.50		10/20/31	17,337	17,960
GNMA 2001-53	0.56	(a)	10/20/31	3,198	3,208
GNMA 2002-15	5.50		11/20/31	31,492	33,864
GNMA 2002-20	4.50		03/20/32	20,263	22,784
GNMA 2003-11	4.00		10/17/29	32,662	35,436
GNMA 2003-12	4.50		02/20/32	15,484	15,993
GNMA 2003-26	0.66	(a)	04/16/33	10,060	10,150
GNMA 2003-97	4.50		03/20/33	40,831	43,353
GNMA 2004-17	4.50		12/20/33	99,048	109,649
GNMA 2004-102	5.50		04/20/34	62,222	70,124
GNMA 2010-113	2.50		02/16/40	598,656	617,250
NCUA Guaranteed Notes 2010-C1	1.60		10/29/20	768,041	780,363
Total Mortgage Backed Securities (Cost $3,460,150)					3,606,105

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	33

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

December 31, 2012

MUNICIPAL BONDS	Interest Rate/Yield		Maturity Date	Face Amount	Value

(2.8% of portfolio)

Bel Aire, Kansas	7.50%		05/01/35	$435,000	$444,274
Bel Aire, Kansas	7.75		05/01/41	555,000	567,299
Illinois Housing Development Authority, Illinois	4.13		10/20/16	775,000	823,158
Miami-Dade County, Florida Educational Facilities Authority	4.70		04/01/14	560,000	587,854
Michigan State Housing Development Authority	4.40		04/20/13	180,000	180,769
Total Municipal Bonds (Cost $2,546,714)					2,603,354

CORPORATE BONDS
(11.6% of portfolio)

Ally Bank	1.00		06/10/13	250,000	250,613
American Express Centurion Bank	1.40		10/06/14	250,000	252,668
Bank of China NY	0.95		12/31/14	250,000	249,758
BMW Bank of North America	1.00		06/10/13	250,000	250,613
CIT Bank	1.10		11/25/13	250,000	251,186
Compass Bank	0.95		06/23/14	250,000	250,617
Discover Bank	1.35		06/16/14	250,000	252,470
First Trust Bank	0.50		02/15/13	250,000	250,114
FirstBank Puerto Rico	1.65		02/20/13	250,000	250,397
GE Capital Financial Inc.	1.00		06/10/13	250,000	250,613
GE Money Bank	1.75		07/23/13	250,000	251,929
Goldman Sachs Bank USA	1.50		11/24/14	250,000	252,518
Petroleos Mexicanos	2.00		12/20/22	1,000,000	1,022,524
Safina LTD	2.00		12/30/23	1,922,518	1,970,704
SallieMae Bank	1.00		07/25/14	250,000	250,674
Sayarra LTD	2.77		10/29/21	41,666	43,978
Southern Community Bank & Trust	0.81	(a)	02/18/14	250,000	249,899
State Bank of India NY	1.10		09/23/13	250,000	251,081
SunTrust Bank	0.81	(a)	08/29/14	250,000	245,361
Tagua Leasing LLC	1.90		07/12/24	981,402	998,241
Tagua Leasing LLC	1.73		09/18/24	981,346	989,002
Union 11 Leasing LLC	2.41		01/23/24	945,451	977,758
VRG Linhas Aéreas SA	0.85		09/27/14	876,090	881,035
Total Corporate Bonds (Cost $10,747,834)					10,893,753

U. S. GOVERNMENT AND AGENCY OBLIGATIONS
(66.9% of portfolio)

Government Trust Certificate (Israel Trust)	0.00	(c)	04/01/15	2,750,000	2,676,201
National Archives Facility Trust	8.50		09/01/19	37,418	46,622
Overseas Private Investment Corp.	1.45	(d)	09/20/13	1,000,000	1,254,090
Overseas Private Investment Corp.	1.45	(d)	09/20/13	3,015,000	3,135,238
Overseas Private Investment Corp.	3.46	(d)	07/12/14	1,000,000	1,144,140
Overseas Private Investment Corp.	1.84	(d)	07/12/14	1,500,000	1,595,400
Overseas Private Investment Corp.	4.10		11/15/14	58,800	61,041
Overseas Private Investment Corp.	3.56	(d)	12/14/14	570,232	672,777
Overseas Private Investment Corp.	3.74		04/15/15	37,408	37,656
Overseas Private Investment Corp.	0.61	(e)	12/22/15	1,500,000	1,496,820
Overseas Private Investment Corp.	3.50	(e)	05/02/16	1,000,000	1,165,190
Overseas Private Investment Corp.	4.87	(e)	09/07/16	700,000	900,326
Overseas Private Investment Corp.	4.87	(e)	09/07/16	1,000,000	1,286,180
Overseas Private Investment Corp.	0.80	(e)	09/07/16	1,140,000	1,146,829
Overseas Private Investment Corp.	0.53	(e)	12/09/16	1,000,000	999,370
Overseas Private Investment Corp.	1.05	(e)	12/09/16	2,000,000	2,032,800
Overseas Private Investment Corp.	3.56	(d)	04/23/17	3,000,000	3,592,869
Overseas Private Investment Corp.	1.50	(e)	11/17/17	1,000,000	1,042,570
Overseas Private Investment Corp.	1.01	(e)	12/10/17	2,500,000	2,538,800
Overseas Private Investment Corp.	1.32	(d)	02/19/18	2,000,000	2,007,160

34	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

December 31, 2012

	Interest Rate/Yield		Maturity Date	Face Amount	Value

(U. S. Government And Agency Obligations continued)

Overseas Private Investment Corp.	1.55	(e)%	03/15/18	$2,600,000	$2,702,726
Overseas Private Investment Corp.	0.68	(e)	04/30/18	2,000,000	2,003,440
Overseas Private Investment Corp.	1.14	(e)	06/10/18	4,000,000	4,032,600
Overseas Private Investment Corp.	1.84	(e)	06/10/18	1,000,000	1,066,160
Overseas Private Investment Corp.	3.37		06/10/18	917,526	1,012,315
Overseas Private Investment Corp.	5.66	(e)	06/10/18	900,000	1,305,531
Overseas Private Investment Corp.	0.78	(e)	07/07/19	1,000,000	1,005,100
Overseas Private Investment Corp.	2.53	(e)	07/07/19	1,000,000	1,114,230
Overseas Private Investment Corp.	1.34	(e)	11/20/19	2,000,000	2,058,480
Overseas Private Investment Corp.	1.50	(e)	11/15/20	1,000,000	1,011,400
Overseas Private Investment Corp.	2.07		05/15/21	965,354	1,006,014
Philippine Power Trust I (b)	5.40		09/26/18	357,143	401,804
Private Export Funding Corp.	4.97		08/15/13	1,100,000	1,132,630
Private Export Funding Corp.	2.13		07/15/16	500,000	527,893
The Financing Corp.	0.00	(c)	02/08/18	500,000	469,473
The Financing Corp.	0.00	(c)	10/06/17	500,000	471,541
U.S. Department of Housing and Urban Development	6.33		08/01/13	89,000	89,146
U.S. Department of Housing and Urban Development	6.93		08/01/13	10,000	10,024
U.S. Department of Housing and Urban Development	7.72		08/01/13	50,000	50,093
U.S. Department of Housing and Urban Development	7.63		08/01/14	30,000	30,010
U.S. Department of Housing and Urban Development	7.91		08/01/17	37,000	37,225
U.S. Department of Housing and Urban Development	5.77		08/01/17	870,000	870,873
U.S. Department of Housing and Urban Development	2.91		08/01/17	1,000,000	1,096,644
U.S. Department of Housing and Urban Development	7.93		08/01/18	80,000	80,474
U.S. Department of Housing and Urban Development	6.07		08/01/21	465,000	465,748
U.S. Department of Housing and Urban Development	6.12		08/01/22	913,000	914,508
U.S. Department of Housing and Urban Development	5.77		08/01/26	500,000	575,452
United States Treasury Note	1.38		02/15/13	3,000,000	3,004,569
United States Treasury Note	1.38		05/15/13	1,000,000	1,004,648
United States Treasury Note	2.38		02/28/15	1,500,000	1,567,500
United States Treasury Note	1.50		06/30/16	1,000,000	1,036,562
United States Treasury Note	1.00		08/31/16	1,000,000	1,019,062
United States Treasury Note	1.38		09/30/18	1,000,000	1,027,969
Total U.S. Government and Agency Obligations (Cost $61,865,264)					63,033,923

COMMERCIAL PAPER
(12.2% of portfolio)

Kansas City Power & Light Co. (b)	0.40		01/22/13	1,000,000	999,767
National Grid USA (b)	0.55		01/03/13	2,500,000	2,499,923
National Grid USA (b)	0.55		01/08/13	500,000	499,946
National Grid USA (b)	0.60		02/06/13	1,500,000	1,499,100
Northeast Utilities (b)	0.42		01/03/13	1,000,000	999,977
Northwestern Corp. (b)	0.35		01/03/13	2,000,000	1,999,961
Public Service Company of North Carolina Inc.	0.40		02/06/13	2,000,000	1,999,200
Virginia Electric & Power Co.	0.41		01/22/13	1,000,000	999,761
Total Commercial Paper (Cost $11,497,635)					11,497,635

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	35

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

December 31, 2012

MONEY MARKET ACCOUNT	Interest Rate/Yield		Shares	Value

(1.5% of portfolio)

State Street Institutional Liquid Reserves Fund	0.17	%(f)	1,417,116	$1,417,116
Total Money Market Account (Cost $1,417,116)				1,417,116
TOTAL INVESTMENTS IN SECURITIES (Cost $92,601,674)—100%				$94,180,980

(a)	Variable coupon rate as of December 31, 2012.

(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $9,503,686 and represents 10.1% of total investments.
(c)	Zero coupon rate.

(d)	Interest is paid at maturity.

(e)	Interest is paid at put date.

(f)	7-day yield at December 31, 2012.

36	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund

December 31, 2012

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(22.0% of portfolio)

BASIC INDUSTRIES—2.2%
Danaher Corp.	1.30%		06/23/14	$525,000	$530,758
Dun & Bradstreet Corp.	2.88		11/15/15	990,000	1,004,284
Eaton Corp.	0.64	(a)	06/16/14	1,025,000	1,023,537
Emerson Electric Co.	0.00	(a)	03/27/40	1,100,000	1,091,473
Engelhard Corp.	4.25		05/15/13	605,000	608,368
General Dynamics Corp.	1.38		01/15/15	775,000	787,104
General Electric Co.	5.00		02/01/13	1,625,000	1,631,191
General Electric Co.	0.85		10/09/15	550,000	551,939
Ingersoll-Rand Global Holding Co. Ltd.	9.50		04/15/14	350,000	387,347
PPG Industries Inc.	5.75		03/15/13	470,000	474,870
United Technologies Corp.	0.58	(a)	12/02/13	800,000	802,192
United Technologies Corp.	1.20		06/01/15	525,000	532,516
Total Basic Industries					9,425,579

CONSUMER DISCRETIONARY—0.1%
Textiles, Apparel, & Luxury Goods
VF Corp.	1.06	(a)	08/23/13	540,000	542,609
Total Consumer Discretionary					542,609

ENERGY—0.1%
Oil, Gas, & Consumable Fuels
Chevron Corp.	1.10		12/05/17	475,000	478,316
Total Energy					478,316

FINANCE—11.9%
Commercial Banks
Abbey National Treasury Services Stamford, CT	1.61	(a)	04/25/13	1,600,000	1,598,869
Abbey National Treasury Services Stamford, CT	1.66	(a)	06/10/13	10,250,000	10,260,004
Bank of America NA	0.59	(a)	06/15/16	2,025,000	1,933,336
Bank of America NA	0.61	(a)	06/15/17	1,550,000	1,436,621
Citigroup Inc.	6.00		12/13/13	975,000	1,021,666
Dexia Crédit Local New York (b)	0.71	(a)	03/05/13	350,000	349,478
Dexia Crédit Local New York	1.70		09/06/13	975,000	972,959
JP Morgan Chase Bank NA	0.64	(a)	06/13/16	7,825,000	7,607,176
Key Bank NA	7.41		10/15/27	1,050,000	1,181,221
Landesbank Baden-Wueterttemberg NY	5.05		12/30/15	100,000	111,496
Societe Generale NY	1.31	(a)	02/22/13	1,250,000	1,250,337
Union Bank NA	5.95		05/11/16	525,000	597,998
WestLB AG, NY	4.80		07/15/15	275,000	305,090
Consumer Finance
American Express Credit Corp.	7.30		08/20/13	525,000	547,553
General Electric Capital Corp.	0.61	(a)	03/20/13	1,650,000	1,649,998
General Electric Capital Corp.	0.38	(a)	12/20/13	700,000	697,727
General Electric Capital Corp.	0.46	(a)	09/15/14	2,350,000	2,342,001
General Electric Capital Corp.	0.00	(a)	09/30/37	1,350,000	1,332,207
HSBC Finance Corp.	0.59	(a)	01/15/14	1,650,000	1,644,964
Insurance
American International Group, Inc.	4.25		05/15/13	3,425,000	3,466,600
American International Group, Inc.	3.65		01/15/14	275,000	282,355
Berkshire Hathaway Finance Corp.	1.50		01/10/14	625,000	632,036
Genworth Global Funding	5.75		05/15/13	175,000	177,837
Travelers Insurance Co. Institutional Funding Ltd.	5.01		01/03/13	3,700,000	3,700,000
Capital Markets
Morgan Stanley	0.65	(a)	01/09/14	1,775,000	1,762,465
Morgan Stanley	4.10		01/26/15	700,000	729,555
Vesey Street Investment Trust I	4.40		09/01/16	2,275,000	2,454,887
Total Finance					50,046,436

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	37

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2012

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds continued)

HEALTH CARE—2.6%
Health Care Equipment & Supplies
Johnson & Johnson	1.20%		05/15/14	$1,375,000	$1,391,240
Medtronic Inc.	1.63		04/15/13	7,825,000	7,849,453
Thermo Fisher Scientific Inc.	2.05		02/21/14	750,000	760,544
Health Care Providers & Services
UnitedHealth Group Inc.	0.85		10/15/15	550,000	551,799
Pharmaceuticals
Novartis Capital Corp.	1.90		04/24/13	475,000	477,467
Total Health Care					11,030,503

INFORMATION TECHNOLOGY—1.6%
Computers & Peripherals
Dell Inc.	1.40		09/10/13	650,000	653,549
Dell Inc.	2.10		04/01/14	1,250,000	1,272,878
Intel Corp.	1.35		12/15/17	950,000	949,725
IT Services
Hewlett Packard Co.	1.86	(a)	09/19/14	3,700,000	3,666,082
Software
Microsoft Corp.	0.88		11/15/17	250,000	248,684
Total Information Technology					6,790,918

TRANSPORTATION—0.7%
Airlines
Southwest Airlines Inc.	7.22		07/01/13	239,990	239,990
Road & Rail
Burlington Northern & Santa Fe Railway Co.	6.20		05/01/13	225,000	229,203
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	863,517	934,592
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	136,021	150,059
Consolidated Rail Corp.	6.76		05/25/15	35,629	37,962
CSX Transportation Inc.	8.38		10/15/14	209,870	232,955
CSX Transportation Inc.	9.00		05/15/15	575,000	674,871
GATX Corp.	9.00		11/15/13	196,498	209,318
GATX Corp.	8.75		05/15/14	125,000	137,551
Union Pacific Railroad Co.	6.85		01/02/19	61,107	70,677
Total Transportation					2,917,178

UTILITIES—2.9%
Electric & Gas
Atlantic City Electric Co.	6.63		08/01/13	550,000	566,949
Delmarva Power & Light Co.	6.40		12/01/13	340,000	357,125
Entergy Louisiana LLC	1.88		12/15/14	1,800,000	1,839,089
Georgia Power Co.	0.63	(a)	03/15/13	1,650,000	1,650,205
Michigan Consolidated Gas Co.	8.25		05/01/14	1,370,000	1,497,752
NSTAR Electric Co.	4.88		04/15/14	600,000	631,537
Telephone
AT&T Inc.	0.88		02/13/15	1,350,000	1,356,329
AT&T Inc.	0.80		12/01/15	675,000	674,980
Ameritech Capital Funding Corp.	6.45		01/15/18	1,200,000	1,425,610
Verizon New York, Inc.	7.00		06/15/13	1,100,000	1,129,256
Southwestern Bell Telephone Co.	7.00		07/01/15	525,000	603,100
Verizon Communications, Inc.	1.95		03/28/14	500,000	509,040
Total Utilities					12,240,972
Total Corporate Bonds (Cost $91,707,467)					93,472,511

38	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2012

YANKEE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(17.9% of portfolio)

Abbey National Treasury Services PLC	2.88%		04/25/14	$750,000	$765,672
African Development Bank	6.88		10/15/15	825,000	944,708
BAA Funding Ltd. (b)	2.50		06/25/17	275,000	284,036
Canadian National Railway Co.	7.20		01/02/16	96,544	110,289
Coca-Cola HBC Finance BV	5.13		09/17/13	825,000	845,414
Commonwealth Bank of Australia (b)	1.56	(a)	03/31/17	800,000	799,345
Compagnie de Financement Foncier	0.26	(a)	03/22/17	2,100,000	2,007,873
Compagnie de Financement Foncier (b)	2.25		03/07/14	700,000	711,008
DEPFA ACS Bank	0.24	(a)	06/09/13	4,300,000	4,241,825
DEPFA ACS Bank (b)	4.88		10/28/15	500,000	517,996
Dexia Crédit Local (b)	2.75		01/10/14	925,000	933,715
Dexia Crédit Local (b)	2.75		04/29/14	5,175,000	5,248,004
Dexia Crédit Local (b)	0.79	(a)	04/29/14	375,000	369,982
Dexia Municipal Agency	0.22	(a)	06/20/14	900,000	890,109
Dexia Municipal Agency	5.25		02/16/17	1,100,000	1,223,999
Eni Coordination Center SA	4.80		08/10/15	1,775,000	1,914,526
France Telecom	4.38		07/08/14	6,200,000	6,525,054
France Telecom	2.13		09/16/15	825,000	848,545
Hydro-Quebec	6.27		01/03/26	80,000	105,993
Hypo Pfandbrief Bank International SA	0.24	(a)	12/20/13	1,400,000	1,376,084
Hypothekenbank Frankfurt International SA	0.66		03/24/14	1,300,000	1,275,380
Iberdrola Finance Ireland Ltd. (b)	3.80		09/11/14	775,000	796,031
ING Bank NV (b)	2.00		09/25/15	2,625,000	2,644,425
Instituto de Crédito Oficial	3.25		05/14/13	950,000	949,818
International Bank for Reconstruction and Development	0.00	(d)	08/15/13	210,000	209,128
International Bank for Reconstruction and Development	0.00	(d)	02/15/15	820,000	806,130
Irish Life & Permanent (b)	3.60		01/14/13	7,900,000	7,900,055
Korea Development Bank	8.00		01/23/14	500,000	535,821
Mitsubishi Corp.	2.75		09/16/15	300,000	311,491
Norsk Hydro ASA	9.13		07/15/14	2,125,000	2,382,488
OEBB Infrastruktur AG	4.75		10/28/13	1,250,000	1,291,601
OEBB Infrastruktur AG	4.63		11/21/13	1,275,000	1,319,265
Royal Bank of Scotland PLC	3.40		08/23/13	3,075,000	3,120,630
Sanofi-Aventis	0.51	(a)	03/28/13	750,000	750,536
Sanofi-Aventis	1.63		03/28/14	500,000	507,053
Santander US Debt SA Unipersonal (b)	2.49		01/18/13	2,200,000	2,200,013
Santander US Debt SA Unipersonal (b)	2.99		10/07/13	1,300,000	1,302,197
Santander US Debt SA Unipersonal (b)	3.72		01/20/15	900,000	904,086
Scottish Power Ltd.	5.38		03/15/15	4,675,000	5,012,689
Shell International Finance BV	1.88		03/25/13	700,000	702,496
Société Générale SCF	1.73	(a)	03/19/14	1,400,000	1,396,303
Société Générale SCF	1.78	(a)	06/19/14	1,400,000	1,416,409
Total Capital	3.00		06/24/15	900,000	950,625
Total Capital Canada Ltd.	1.63		01/28/14	5,075,000	5,144,497
Trans-Canada Pipelines Ltd.	0.88		03/02/15	1,000,000	1,005,665
Volkswagen International Finance NV (b)	1.15		11/20/15	650,000	650,899
Total Yankee Bonds (Cost $75,210,629)					76,149,908

ASSET BACKED SECURITIES
(14.7% of portfolio)

Access Group Inc. 01	0.67	(a)	05/25/29	1,748,544	1,564,959
Access Group Inc. 04-A	0.58	(a)	04/25/29	1,172,414	1,129,712
Access Group Inc. 05-B	0.55	(a)	07/25/22	728,292	708,830
AEP Texas Central Transition Funding 06-A	4.98		07/01/15	79,578	79,771
Ally Master Owner Trust 12-1	1.01	(a)	02/15/17	2,175,000	2,193,675
Axis Equipment Finance Receivables LLC 12-1A (b)	1.25		03/20/15	567,452	566,811
Bush Truck Leasing LLC II-A (b)	5.00		09/25/18	408,624	407,429
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75		07/11/22	1,750,000	1,802,798

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	39

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2012

	Interest Rate		Maturity Date	Face Amount	Value

(Asset Backed Securities continued)

CIT Marine Trust 99-A	6.25%		11/15/19	$117,764	$120,033
Community Reinvestment Revenue Notes 19 (b)	4.68		08/01/35	657,824	635,958
CPS Auto Trust 10-A (b)	2.89		03/15/16	36,342	36,363
CPS Auto Trust 11-A (b)	2.82		04/16/18	596,774	605,075
CPS Auto Trust 11-B (b)	3.68		09/17/18	323,005	331,956
CPS Auto Trust 11-C (b)	4.21		03/15/19	533,024	556,417
CPS Auto Trust 12-A (b)	2.78		06/17/19	468,196	477,743
Credit Acceptance Auto Loan Trust 12-2 (b)	2.21		09/15/20	550,000	556,013
First Financial Credit Card Master Note Trust II 10-C (b)	5.19		09/17/18	450,000	456,473
First Financial Credit Card Master Note Trust II 10-D (b)	3.72		06/17/19	1,725,000	1,757,573
First Investors Auto Owner Trust 12-1A (b)	1.96		11/15/17	373,591	378,271
HLSS Servicer Advance Receivable 12-T2 (b)	1.34		10/15/43	1,475,000	1,478,688
KeyCorp Student Loan Trust 99-B	0.74	(a)	08/25/27	32,070	31,995
KeyCorp Student Loan Trust 00-A	0.63	(a)	05/25/29	1,646,396	1,512,603
KeyCorp Student Loan Trust 00-B	0.63	(a)	07/25/29	1,530,207	1,264,802
KeyCorp Student Loan Trust 01-A	0.58	(a)	06/27/31	831,197	597,896
KeyCorp Student Loan Trust 04-A	0.61	(a)	10/28/41	2,443,189	2,392,842
KeyCorp Student Loan Trust 04-A	0.74	(a)	01/27/43	840,665	708,089
KeyCorp Student Loan Trust 05-A	0.54	(a)	09/28/26	1,016,948	1,001,300
KeyCorp Student Loan Trust 05-A	0.71	(a)	09/27/40	717,827	619,881
KeyCorp Student Loan Trust 06-A	0.39	(a)	06/27/25	342,111	340,408
LAI Vehicle Lease Securitization Trust 10-A (b)	2.55		09/15/16	278,728	278,794
LEAF II Receivables Funding LLC 10-3 (b)	5.00		02/20/22	2,375,000	2,339,375
Marriott Vacation Club Owners Trust 06-1A (b)	5.74		04/20/28	65,683	65,887
Marriott Vacation Club Owners Trust 08-1A (b)	7.20		05/20/30	229,799	252,097
National Collegiate Student Loan Trust 04-1	0.57	(a)	06/25/27	3,445,128	3,132,090
National Collegiate Student Loan Trust 05-1	0.35	(a)	10/26/26	413,670	406,710
National Collegiate Student Loan Trust 05-3	0.45	(a)	07/25/28	572,240	552,280
National Collegiate Student Loan Trust 06-1	0.40	(a)	05/25/26	641,697	619,032
Prestige Auto Receivables Trust 09-1A (b)	5.67		04/15/17	111,854	112,937
Santander Drive Auto Receivables Trust 11-2	2.66		01/15/16	2,000,000	2,043,728
Santander Drive Auto Receivables Trust 12-1	1.25		04/15/15	898,327	901,925
SLC Student Loan Trust 06-A	0.64	(a)	07/15/36	3,275,000	2,793,788
SLC Student Loan Trust 06-A	0.79	(a)	07/15/36	5,300,000	3,333,599
SLM Student Loan Trust 03-B	0.71	(a)	03/15/22	5,304,255	5,206,678
SLM Student Loan Trust 04-A	0.51	(a)	03/16/20	1,067,272	1,057,487
SLM Student Loan Trust 04-B	0.64	(a)	03/15/24	5,275,000	4,426,891
SLM Student Loan Trust 05-A	0.45	(a)	12/15/20	132,998	131,579
SLM Student Loan Trust 05-A	0.51	(a)	06/15/23	3,550,000	3,181,776
SLM Student Loan Trust 06-A	0.45	(a)	06/15/22	2,148,237	2,133,173
SLM Student Loan Trust 06-C	0.44	(a)	06/15/21	1,279,994	1,266,824
SLM Student Loan Trust 07-A	0.43	(a)	09/15/25	3,117,918	2,974,457
Small Business Administration 02-20K	5.08		11/01/22	89,273	99,082
Small Business Administration 03-10B	3.39		03/01/13	6,120	6,147
Small Business Administration 03-P10B	5.14		08/10/13	12,982	13,294
Small Business Administration 05-10E	4.54		09/01/15	39,848	41,084
Tidewater Auto Receivable Trust 12-A (b)	1.21		08/15/15	650,000	649,990
Total Asset Backed Securities (Cost $60,728,105)					62,335,068

MORTGAGE BACKED SECURITIES
(7.2% of portfolio)

ABN Amro Mortgage Corp. 03-9	4.52		08/25/18	358,248	338,897
Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	178,966	154,029
ACE Securities Corp. 06-ASL1	0.35	(a)	02/25/36	558,770	168,266
ACE Securities Corp. 06-GP1	0.47	(a)	02/25/31	124,596	108,443
ACE Securities Corp. 06-SL1	0.53	(a)	09/25/35	183,303	44,077
Adjustable Rate Mortgage Trust 05-10	2.97	(a)	01/25/36	135,050	99,294
American Business Financial Services 02-1	7.01		12/15/32	84,170	37,876
American Home Mortgage Investment Trust 05-01	2.51	(a)	06/25/45	232,110	228,413

40	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2012

	Interest Rate		Date	Face Amount	Value

(Mortgage Backed Securities continued)

American Home Mortgage Investment Trust 05-03	4.97%		09/25/35	$36,808	$36,415
Amresco Residential Securities 98-1	7.57		10/25/27	72,657	75,044
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	205,056	158,305
Banc of America Funding Corp. 04-A	5.57	(a)	09/20/34	39,050	40,196
Banc of America Funding Corp. 05-G	5.20	(a)	10/20/35	774,475	759,212
Banc of America Funding Corp. 07-5	6.50		07/25/37	103,554	106,040
Banc of America Mortgage Securities Inc. 02-J	3.79	(a)	09/25/32	3,584	3,688
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	36,933	39,052
Banc of America Mortgage Securities Inc. 05-C	3.14	(a)	04/25/35	65,518	59,006
Bayview Financial Acquisition Trust 06-D	5.93		12/28/36	4,450,000	3,684,796
Bayview Financial Asset Trust 07-SR1A (b)	0.66	(a)	03/25/37	259,547	190,526
Bear Stearns Adjustable Rate Mortgage Trust 04-10	2.97	(a)	01/25/35	397,453	388,117
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.37	(a)	02/25/36	78,427	75,932
Bear Stearns ALT-A Trust 04-11	3.19	(a)	11/25/34	22,605	18,240
Bear Stearns ALT-A Trust 05-4	2.88	(a)	05/25/35	144,944	132,141
Bear Stearns ALT-A Trust 05-9	5.21	(a)	11/25/35	85,580	61,970
Bear Stearns ALT-A Trust 06-6	2.88	(a)	11/25/36	221,463	147,576
Bear Stearns Asset Backed Securities Trust 03-3	0.80	(a)	06/25/43	69,543	66,610
Bear Stearns Asset Backed Securities Trust 04-HE5	2.08	(a)	07/25/34	343,342	265,530
Bear Stearns Structured Products Inc., 00-1	10.75	(a)	08/28/33	6,739	5,958
CDC Mortgage Capital Trust 02-HE1	0.83	(a)	01/25/33	448,018	383,303
Chase Mortgage Finance Corp. 05-A1	5.18	(a)	12/25/35	30,039	29,552
Chaseflex Trust 05-2	6.00		06/25/35	146,398	133,186
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	69,234	69,600
CITICORP Mortgage Securities, Inc. 07-1	5.89	(c)	03/25/37	350,000	345,818
Citigroup Mortgage Loan Trust, Inc. 05-7	2.68	(a)	09/25/35	359,457	238,706
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	92,336	92,891
CMO Trust 17	7.25		04/20/18	349	350
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	201,325	209,788
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	36,068	35,778
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	81,028	80,358
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	173,609	156,691
Countrywide Alternative Loan Trust 05-43	5.14	(a)	10/25/35	53,680	47,459
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	196,936	186,287
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	305,308	298,072
Countrywide Asset Backed Certificate 04-S1	5.12		02/25/35	83,577	83,762
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	11/25/35	153,529	127,962
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	178,349	147,039
Countrywide Home Loans 03-49	4.58	(a)	12/19/33	62,492	63,233
Countrywide Home Loans 03-J13	5.25		01/25/24	164,641	160,921
Countrywide Home Loans 05-HYB8	4.68	(a)	12/20/35	184,006	138,261
Countrywide Home Loans 06-HYB5	2.84	(a)	09/20/36	90,961	55,049
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	67,620	69,315
Credit Suisse First Boston Mortgage 03-AR24	2.75	(a)	10/25/33	317,858	307,610
Credit Suisse First Boston Mortgage 03-FFA	6.60	(a)	02/25/33	162,077	149,752
Credit Suisse First Boston Mortgage 04-AR3	2.89	(a)	04/25/34	95,572	94,460
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	159,750	164,345
Credit Suisse First Boston Mortgage 06-1	0.34	(a)	05/25/36	15,079	15,065
Credit Suisse First Boston Mortgage 06-2	5.41	(a)	07/25/36	1,120,000	118,675
DLJ Mortgage Acceptance Corp. 91-3	1.96	(a)	01/25/21	19,848	20,135
Encore Credit Receivables Trust 05-3	0.70	(a)	10/25/35	675,000	617,548
FHLMC 2419	5.50		03/15/17	4,016	4,366
FHLMC 2586	3.50		12/15/32	28,963	29,135
FHLMC 2649	4.50		07/15/18	239,098	251,942
FHLMC 3061	5.50		07/15/16	261,822	263,310
FHLMC 780754	4.68	(a)	08/01/33	8,962	9,535
FHLMC R010	5.50		12/15/19	36,160	36,275
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	19,854	16,799
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	16,086	15,009

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	41

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2012

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.38	%(a)	09/25/34	$38,738	$38,275
First Horizon Mortgage Pass-Through Trust 05-AR2	2.54	(a)	05/25/35	194,695	161,987
FNMA 03-05	4.25		08/25/22	15,498	15,673
FNMA 03-38	5.00		03/25/23	42,224	44,553
FNMA 03-86	4.50		09/25/18	209,427	225,248
FNMA 813842	2.20	(a)	01/01/35	27,983	29,439
GMAC Mortgage Corp. Loan Trust 05-AR3	3.56	(a)	06/19/35	29,714	29,901
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	72,296	64,361
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	867,692
GNMA 02-15	5.50		11/20/31	23,304	25,059
GNMA 03-11	4.00		10/17/29	169,590	183,993
GNMA 03-12	4.50		02/20/32	30,969	31,986
GNMA 03-26	0.66	(a)	04/16/33	22,635	22,839
GNMA 04-17	4.50		12/20/33	41,497	45,938
GNMA 583189	4.50		02/20/17	17,846	19,528
Green Tree Financial Corp. 98-5	6.22		03/01/30	156,962	171,885
GS Mortgage Loan Trust 03-3F	5.00		04/25/33	1,595	1,598
GS Mortgage Loan Trust 03-10	4.50	(a)	10/25/33	141,666	139,126
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	79,485	81,266
GS Mortgage Loan Trust 05-AR3	3.00	(a)	05/25/35	114,355	105,624
GS Mortgage Loan Trust 05-AR6	2.61	(a)	09/25/35	81,998	80,472
Home Equity Mortgage Trust 06-1	5.30	(a)	05/25/36	1,430,000	1,057,007
Home Savings of America 9	3.83	(a)	11/25/17	95,619	99,535
Home Savings of America 11	4.84	(a)	01/25/18	124,681	129,559
Household Home Equity Loan Trust 06-2	0.36	(a)	03/20/36	1,079,922	1,064,693
IMPAC Secured Assets Corp. 03-3	4.20		08/25/33	230,296	236,691
Indymac Indx Mortgage Loan Trust 04-AR6	2.80	(a)	10/25/34	13,016	11,505
Indymac Indx Mortgage Loan Trust 05-AR15	4.78	(a)	09/25/35	53,136	47,311
Indymac Indx Mortgage Loan Trust 05-L1	0.61	(a)	07/25/13	279,242	70,090
JP Morgan Mortgage Trust 04-A3	4.91	(a)	07/25/34	27,655	28,011
JP Morgan Mortgage Trust 05-A2	5.06	(a)	04/25/35	342,739	343,305
Lehman ABS Manufactured Housing Contract 01-B	4.35		04/15/40	105,292	111,221
Long Beach Mortgage Loan Trust 05-3	0.49	(a)	08/25/45	76,644	76,025
Master Adjustable Rate Mortgages Trust 04-13	2.67	(a)	04/21/34	43,972	44,930
Master Adjustable Rate Mortgages Trust 05-1	5.29	(a)	01/25/35	41,964	40,192
Master Alternative Loans Trust 03-5	6.00		08/25/33	77,503	82,484
Master Asset Backed Securities Trust 07-NCW (b)	0.51	(a)	05/25/37	640,918	556,657
Master Asset Securitization Trust 03-6	5.00		07/25/18	17,512	17,886
Master Asset Securitization Trust 07-1	6.00		10/25/22	57,055	56,076
Merrill Lynch Mortgage Investors Trust 03-A2	2.03	(a)	02/25/33	48,700	47,285
Merrill Lynch Mortgage Investors Trust 06-SL1	0.57	(a)	09/25/36	427,553	297,682
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	155,795	158,400
Morgan Stanley Mortgage Loan Trust 05-5AR	5.26	(a)	09/25/35	56,372	40,690
Morgan Stanley Mortgage Loan Trust 06-1AR	2.96	(a)	02/25/36	146,979	101,642
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	140,012
MSDWCC HELOC Trust 03-2A	0.73	(a)	04/25/16	154,862	153,593
New Century Home Equity Loan Trust 97-NC5	7.20		10/25/28	96	96
Nomura Asset Acceptance Corporation 06-AF2	0.31	(a)	08/25/36	193,017	63,434
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	276,194	271,233
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	335,251	332,046
Oakwood Mortgage Investors, Inc. 02-A	0.46	(a)	09/15/14	182,958	152,122
Option One Mortgage Loan Trust 07-6	0.27	(a)	07/25/37	289,221	288,645
Option One Mortgage Loan Trust 07-FXD1	5.60		01/25/37	571,233	571,758
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	36,225	35,722
Ownit Mortgage Loan Asset Backed Certificate 05-5	0.50	(a)	10/25/36	349,432	333,456
Prime Mortgage Trust 05-2	5.00		07/25/20	74,271	75,151
Residential Accredit Loans, Inc. 02-QS9	0.81	(a)	07/25/32	5,985	5,561
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	54,176	47,142
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	423,252	330,477
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	222,406	210,393

42	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2012

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

Residential Asset Mortgage Products Inc. 03-RZ3	4.62%		06/25/33	$118,187	$78,171
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	98,023	96,037
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	209,414	175,594
Residential Funding Mortgage Securities 00-HI5	7.98		12/25/25	485,524	444,437
Residential Funding Mortgage Securities 03-HS2	4.38		07/25/33	51,719	49,916
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	50,326	51,682
Residential Funding Mortgage Securities I 05-SA2	3.03	(a)	06/25/35	40,953	30,818
Residential Funding Mortgage Securities I 06-SA1	4.38	(a)	02/25/36	44,392	35,966
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	32,661	32,857
SACO I Trust 05-6	0.79	(a)	09/25/35	394,415	195,376
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	17	17
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.69	(a)	03/25/34	26,465	26,078
Structured Adjustable Rate Mortgage Loan Trust 04-4	5.00	(a)	04/25/34	1,388,204	1,352,841
Structured Adjustable Rate Mortgage Loan Trust 04-11	2.76	(a)	08/25/34	51,500	50,959
Structured Adjustable Rate Mortgage Loan Trust 04-18	2.74	(a)	12/25/34	98,358	42,182
Structured Adjustable Rate Mortgage Loan Trust 05-11	2.66	(a)	05/25/35	431,458	373,188
Structured Adjustable Rate Mortgage Loan Trust 06-1	3.61	(a)	02/25/36	40,449	32,864
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.36	(a)	02/25/36	29,355	29,437
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.11	(a)	05/25/36	124,560	90,646
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.28	(a)	05/25/36	126,307	101,473
Structured Asset Mortgage Investments 04-AR5	2.48	(a)	10/19/34	34,710	33,097
Structured Asset Securities Corp. 98-RF1 (b)	7.61	(a)	04/15/27	42,020	43,186
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,191	93,566
Structured Asset Securities Corp. 03-37A	2.76	(a)	12/25/33	249,290	247,705
Structured Asset Securities Corp. 04-3	5.45	(a)	03/25/24	206,015	214,889
Terwin Mortgage Trust 04-5HE	1.09	(a)	06/25/35	471,910	444,748
Vanderbilt Mortgage & Finance 03-A	0.86	(a)	05/07/26	301,498	284,909
Vericrest Opportunity Loan Trust 12-NL1A (b)	4.21		03/25/49	121,956	122,203
Vericrest Opportunity Loan Trust 12-NL2A (b)	2.49		02/26/52	1,193,634	1,196,427
Wachovia Mortgage Loan Trust 06-A	2.74	(a)	05/20/36	193,966	186,680
Washington Mutual Mortgage Securities Corp. 04-AR3	2.56	(a)	06/25/34	75,746	77,018
Washington Mutual Mortgage Securities Corp. 04-AR14	2.45	(a)	01/25/35	135,954	136,408
Washington Mutual Mortgage Securities Corp. 05-AR12	2.47	(a)	10/25/35	6,244	6,168
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00		03/25/18	52,791	53,894
Wells Fargo Mortgage Backed Securities Trust 04-B	4.92	(a)	02/25/34	26,572	27,175
Wells Fargo Mortgage Backed Securities Trust 04-BB	2.62	(a)	01/25/35	15,196	15,312
Wells Fargo Mortgage Backed Securities Trust 04-E	4.87	(a)	05/25/34	41,471	42,391
Wells Fargo Mortgage Backed Securities Trust 04-EE	3.05	(a)	12/25/34	27,922	28,919
Wells Fargo Mortgage Backed Securities Trust 04-F	4.75	(a)	06/25/34	186,830	192,942
Wells Fargo Mortgage Backed Securities Trust 04-I	2.79	(a)	07/25/34	6,330	6,391
Wells Fargo Mortgage Backed Securities Trust 04-K	2.62	(a)	07/25/34	127,633	130,610
Wells Fargo Mortgage Backed Securities Trust 04-K	4.73	(a)	07/25/34	62,963	64,980
Wells Fargo Mortgage Backed Securities Trust 04-K	4.73	(a)	07/25/34	167,314	173,931
Wells Fargo Mortgage Backed Securities Trust 04-R	2.61	(a)	09/25/34	78,170	79,315
Wells Fargo Mortgage Backed Securities Trust 05-AR13	5.23	(a)	05/25/35	26,669	26,794
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.33	(a)	08/25/35	41,260	41,599
Wells Fargo Mortgage Backed Securities Trust 05-AR15	2.61	(a)	09/25/35	299,846	297,681
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.15	(a)	10/25/35	67,936	67,479
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.57	(a)	04/25/36	58,722	57,866
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.39	(a)	12/25/36	35,724	35,641
Total Mortgage Backed Securities (Cost $33,403,692)					30,597,615

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	43

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2012

MUNICIPAL BONDS	Interest Rate		Maturity Date	Face Amount	Value

(17.9% of portfolio)

Alaska Housing Finance Corp.	2.80%		12/01/26	$685,000	$707,530
Atlantic City NJ	4.00		11/01/16	400,000	427,328
Art Institute of Chicago	1.34		03/01/15	125,000	125,223
Casino Reinvestment Development Authority NJ	5.14		06/01/15	1,145,000	1,175,789
Cuyahoga County Ohio Economic Development	3.22		12/01/14	1,725,000	1,798,192
Detroit Michigan	4.97		05/01/13	300,000	300,987
Detroit Michigan City School District	5.00		05/01/13	135,000	136,951
Downtown Smyrna Development Authority GA	3.21		02/01/15	100,000	103,876
Energy Northwest, WA	1.06		07/01/15	350,000	348,828
Energy Northwest, WA	2.15		07/01/18	850,000	882,734
Illinois Housing Development Authority	5.50		12/01/14	195,000	201,039
Illinois Municipal Electric Agency	2.47		02/01/13	585,000	585,287
Illinois Municipal Electric Agency	3.20		02/01/14	890,000	902,558
Illinois, State of	3.32		01/01/13	550,000	550,000
Illinois, State of	4.01		07/01/13	975,000	988,972
Illinois, State of	2.00		01/01/14	3,025,000	3,043,997
Illinois, State of	4.03		03/01/14	825,000	853,479
Illinois, State of	4.51		03/01/15	1,645,000	1,748,322
Illinois, State of Sales Tax Revenue	1.36		06/15/16	2,200,000	2,202,948
Indianapolis, Indiana Local Public Improvement Bond Bank	1.19		06/01/15	325,000	325,562
Indianapolis, Indiana Local Public Improvement Bond Bank	1.58		06/01/16	600,000	602,262
Industry California Sales Tax Revenue	3.75		01/01/13	675,000	675,000
Irvine Ranch Water District California Joint Powers Agency	2.61		03/15/14	500,000	512,850
Kentucky Asset/Liability Commission	2.94		04/01/14	955,000	976,593
Louisa Virginia Industrial Development Authority	2.50	(a)	09/01/30	2,635,000	2,677,713
Louisiana Local Government Environmental Facilities & Community Development Authority	1.11		02/01/16	501,548	503,203
Louisiana State Gas & Fuels Tax	3.00	(a)	05/01/43	550,000	551,117
Luzerne County Pennsylvania	5.20		11/15/13	220,000	222,433
Mashantucket Western Pequot Tribe Connecticut (b)	6.57		09/01/13	185,000	184,602
Massachusetts Housing Finance Agency	1.17		12/01/15	425,000	423,389
Massachusetts Housing Finance Agency	1.31		06/01/16	275,000	274,233
Massachusetts Municipal Wholesale Electric Company	0.18	(a)	07/01/14	100,000	97,018
Metropolitan Nashville, Tennessee Airport Authority	3.17		07/01/13	125,000	125,816
Miami Dade County Florida Educational Facilities Authority	1.29	(a)	04/01/15	325,000	324,305
Mississippi Business Finance Corp.	2.25	(a)	12/01/40	125,000	125,069
Monroe County Michigan Economic Development Corp.	2.35	(a)	10/01/24	1,000,000	1,008,430
New Jersey Economic Development Authority	3.61		09/01/14	650,000	678,177
New Jersey Economic Development Authority	0.00	(d)	02/15/20	10,450,000	8,199,592
New Orleans Louisiana	2.12		09/01/17	825,000	825,990
New Orleans Louisiana	2.80		09/01/19	1,600,000	1,622,720
New York City, NY Transitional Finance Authority	1.85		05/01/19	2,025,000	2,028,989
New York City, NY Transitional Finance Authority	1.80		08/01/18	1,475,000	1,477,419
North Carolina Housing Finance Agency	4.00		01/01/30	2,395,000	2,529,575
North Carolina State Education Assistance Authority	1.01	(a)	07/25/39	1,311,912	1,324,755
Oakland California Redevelopment Agency	6.50		09/01/13	225,000	228,766
Oakland California Redevelopment Agency	5.34		09/01/13	1,075,000	1,083,256
Oakland California Redevelopment Agency	7.25		09/01/15	400,000	429,936
Oregon School Boards Association	0.00		06/30/15	4,050,000	3,936,033
Orleans Parish School Board, Louisiana	1.85		02/01/14	750,000	753,427
Pasadena California Pension Obligation	1.76	(a)	05/15/41	800,000	808,296
Pennsylvania Higher Education Assistance Agency (b)	0.76	(a)	05/25/27	600,000	600,001
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/14	785,000	758,019
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/15	4,075,000	3,818,601
Richmond California Joint Powers Financing Authority	6.30		07/01/13	800,000	807,536
San Antonio Texas Airport System	3.20		07/01/14	550,000	567,429
South Carolina Student Loan Corp.	0.43	(a)	12/01/20	775,000	765,739

44	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2012

	Interest Rate		Maturity Date	Face Amount	Value

(Municipal Bonds continued)

Stockton California Pension Obligation	5.14%		09/01/17	$1,420,000	$1,405,346
Utah Infrastructure Agency	3.20		10/15/16	665,000	704,122
Vermont Student Assistance Corp.	0.96	(a)	07/28/34	1,850,000	1,850,740
Village of Rosemont Illinois	2.14		12/01/16	1,375,000	1,369,307
Village of Rosemont Illinois	2.77		12/01/18	1,375,000	1,372,195
Virginia Housing Development Authority	1.11		10/01/16	550,000	549,978
Washington Economic Development Finance Authority	2.90		10/01/14	1,850,000	1,866,280
Washington Economic Development Finance Authority	3.20		10/01/15	2,350,000	2,373,335
Wayne County Michigan	3.00		03/15/13	2,725,000	2,729,006
Wayne County Michigan Building Authority	6.22		12/01/14	665,000	681,379
Wayne County Michigan Building Authority	6.82		12/01/15	730,000	762,894
Wayne County Michigan Building Authority	7.33		12/01/16	740,000	788,759
Total Municipal Bonds (Cost $75,106,471)					76,391,232

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(3.3% of portfolio)

Farmer Mac	1.25		12/06/13	1,250,000	1,261,343
Overseas Private Investment Corp.	1.45	(e)	09/20/13	1,275,000	1,598,965
Overseas Private Investment Corp.	4.10		11/15/14	184,800	191,843
Overseas Private Investment Corp.	3.56	(e)	12/14/14	32,585	38,444
Overseas Private Investment Corp.	3.50	(f)	05/02/16	1,000,000	1,126,335
Overseas Private Investment Corp.	4.87	(f)	09/07/16	1,100,000	1,414,798
Overseas Private Investment Corp.	1.05	(f)	12/09/16	1,000,000	1,016,400
Overseas Private Investment Corp.	3.56	(e)	04/23/17	1,000,000	1,197,623
Overseas Private Investment Corp.	1.50	(f)	11/17/17	1,100,000	1,146,827
Overseas Private Investment Corp.	1.01	(f)	12/10/17	875,000	888,580
Overseas Private Investment Corp.	1.55	(f)	03/15/18	1,120,000	1,164,251
Overseas Private Investment Corp.	1.34	(f)	11/20/19	1,000,000	1,029,240
Overseas Private Investment Corp.	1.50	(f)	11/15/20	1,075,000	1,087,255
The Financing Corp.	0.00	(d)	05/11/13	210,000	209,577
U.S. Department of Housing & Urban Development	6.07		08/01/21	107,000	107,172
U.S. Department of Housing & Urban Development	6.12		08/01/22	617,000	618,019
Total U.S. Government and Agency Obligations (Cost $13,913,582)					14,096,672

COMMERCIAL PAPER
(15.8% of portfolio)

AGC Capital Inc. (b)	0.46		01/03/13	9,440,000	9,439,759
AGC Capital Inc. (b)	0.44		01/28/13	2,500,000	2,499,175
Eni Finance USA Inc. (b)	0.67		01/03/13	4,500,000	4,499,832
Eni Finance USA Inc. (b)	0.67		01/07/13	10,500,000	10,498,828
Eni Finance International SA (b)	0.60		01/08/13	4,250,000	4,249,504
Kansas City Power & Light Co. (b)	0.40		01/22/13	2,500,000	2,499,417
National Grid USA (b)	0.57		01/03/13	1,500,000	1,499,953
National Grid USA (b)	0.55		01/04/13	5,000,000	4,999,771
National Grid USA (b)	0.55		01/08/13	5,000,000	4,999,465
National Grid USA (b)	0.55		01/09/13	5,000,000	4,999,389
National Grid USA (b)	0.60		02/06/13	1,590,000	1,589,046
National Grid USA (b)	0.55		02/11/13	2,300,000	2,298,559
Northeast Utilities (b)	0.38		01/03/13	8,000,000	7,999,831
Virginia Electric & Power Co.	0.41		01/22/13	5,000,000	4,998,804
Total Commercial Paper (Cost $67,071,333)					67,071,333

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	45

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

December 31, 2012

MONEY MARKET ACCOUNT	Interest Rate		Shares	Value

(1.2% of portfolio)

State Street Institutional Liquid Reserves Fund	0.17	%(g)	5,120,289	$5,120,289
Total Money Market Account (Cost $5,120,289)				5,120,289
TOTAL INVESTMENTS IN SECURITIES (Cost $422,261,568)—100%				$425,234,628

(a)	Variable coupon rate as of December 31, 2012.

(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $104,324,049 and represents 24.5% total investments.
(c)	Step coupon security, the current rate may be adjusted upwards before maturity date.

(d)	Zero coupon security, purchased at a discount.

(e)	Interest is paid at maturity.

(f)	Interest is paid at put date.

(g)	7-day yield at December 31, 2012.

46	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Stock Index Fund

December 31, 2012

	Cost	Value
Investment in S&P 500 Stock Master Portfolio	$39,444,955	$71,582,751

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Stock Master Portfolio managed by BlackRock Fund Advisors. As of December 31, 2012, the Stock Index Fund’s ownership interest in the S&P 500 Stock Master Portfolio was 4.15%. See the Appendix for the Portfolio of Investments for the S&P 500 Stock Master Portfolio.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	47

PORTFOLIO OF INVESTMENTS: Value Fund

December 31, 2012

COMMON STOCKS	Shares	Value

(98.4% of portfolio)

CONSUMER DISCRETIONARY—8.3%
Auto Components
Cooper Tire & Rubber Co.	440,000	$11,158,400
Distributors
Genuine Parts Co.	315,400	20,053,132
Diversified Consumer Services
The ADT Corp.	57,425	2,669,688
Multiline Retail
Dillard’s, Inc. (Class A)	192,700	16,142,479
Total Consumer Discretionary		50,023,699

CONSUMER STAPLES—4.5%
Food Products
Dean Foods Co. (a)	859,800	14,195,298
J.M. Smucker Co. (The)	148,853	12,837,083
Total Consumer Staples		27,032,381

ENERGY—16.0%
Energy Equipment & Services
Baker Hughes Inc.	187,000	7,637,080
Oil, Gas, & Consumable Fuels
Chevron Corp.	205,000	22,168,700
ConocoPhillips	269,000	15,599,310
Marathon Oil Corp.	461,000	14,134,260
Marathon Petroleum Corp.	189,000	11,907,000
Phillips 66	159,500	8,469,450
QEP Resources, Inc.	367,400	11,121,198
Questar Corp.	271,000	5,354,960
Total Energy		96,391,958

FINANCIALS—9.1%
Commercial Banks
Commerce Bancshares, Inc.	31,474	1,103,470
Wells Fargo & Co.	158,000	5,400,440
Diversified Financial Services
Bank of America Corp.	290,200	3,366,320
JPMorgan Chase & Co.	442,600	19,461,122
Insurance
Allstate Corp. (The)	369,000	14,822,730
Chubb Corp. (The)	122,000	9,189,040
Principal Financial Group, Inc.	55,600	1,585,712
Total Financials		54,928,834

HEALTH CARE—21.3%
Health Care Equipment & Supplies
Covidien PLC	207,600	11,986,824
Pharmaceuticals
Abbott Laboratories	399,000	26,134,500
Bristol-Myers Squibb Co.	829,700	27,039,923
GlaxoSmithKline plc ADR	354,000	15,388,380
Hospira, Inc. (a)	379,400	11,852,456
Merck & Co., Inc.	193,194	7,909,362
Pfizer Inc.	1,107,000	27,763,560
Total Health Care		128,075,005

	Shares	Value

INDUSTRIALS—18.8%
Airlines
Southwest Airlines Co.	844,100	$8,643,584
Commercial Services & Supplies
Avery Dennison Corp.	520,000	18,158,400
Industrial Conglomerates
General Electric Co.	999,000	20,969,010
Honeywell International Inc.	281,100	17,841,417
Tyco International Ltd.	164,850	4,821,863
Machinery
Flowserve Corp.	95,300	13,990,040
Parker-Hannifin Corp.	246,400	20,958,784
Pentair Ltd.	39,554	1,944,079
Distributors
Applied Industrial Technologies, Inc.	130,500	5,482,305
Total Industrials		112,809,482

INFORMATION TECHNOLOGY—14.2%
Communications Equipment
Cisco Systems, Inc.	1,018,500	20,013,525
Computers & Peripherals
Dell Inc.	1,282,000	12,986,660
Hewlett-Packard Co.	876,900	12,495,825
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	9,756,992
IT Services
SAIC, Inc.	603,000	6,825,960
Semiconductors & Semiconductor Equipment
Intel Corp.	1,113,000	22,961,190
Total Information Technology		85,040,152

MATERIALS—6.2%
Chemicals
Dow Chemical Co. (The)	711,900	23,008,608
Containers & Packaging
Bemis Co., Inc.	433,600	14,508,256
Total Materials		37,516,864
Total Common Stocks (Cost $421,661,717)		591,818,375

MONEY MARKET ACCOUNT
(1.6% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.17% (b)	9,496,745	9,496,745
Total Money Market Account (Cost $9,496,745)		9,496,745
TOTAL INVESTMENTS IN SECURITIES (Cost $431,158,462)—100%		$601,315,120

(a)	Non-income producing.

(b)	7-day yield at December 31, 2012.

ADR—American Depositary Receipt

48	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Growth Fund

December 31, 2012

COMMON STOCKS	Shares	Value

(98.4% of portfolio)

CONSUMER DISCRETIONARY—20.6%
Hotels, Restaurants & Leisure
Carnival Corp.	23,900	$878,803
Chipotle Mexican Grill Inc. (a)	1,400	416,444
Las Vegas Sands Corp.	14,900	687,784
Starbucks Corp.	12,900	691,698
Starwood Hotels & Resorts Worldwide, Inc.	10,500	602,280
Household Durables
D.R. Horton, Inc.	15,500	306,590
Internet & Catalog Retail
Amazon.com, Inc. (a)	6,650	1,670,081
Netflix, Inc. (a)	2,300	213,394
priceline.com Inc. (a)	1,720	1,068,464
Media
Liberty Global Inc. (a)	3,000	188,970
Multiline Retail
Dollar Tree, Inc. (a)	2,200	89,232
Specialty Retail
Fossil, Inc. (a)	5,650	526,015
Home Depot, Inc. (The)	3,400	210,290
Lowe’s Cos., Inc.	9,200	326,784
Michael Kors Holdings Ltd. (a)	4,100	209,223
Ralph Lauren Corp.	1,500	224,880
Tractor Supply Co.	2,800	247,408
Total Consumer Discretionary		8,558,340

CONSUMER STAPLES—1.2%
Beverages
Monster Beverage Corp. (a)	5,400	285,552
Food & Staples Retailing
Whole Foods Market, Inc.	2,400	219,192
Total Consumer Staples		504,744

ENERGY—4.9%
Oil, Gas,& Consumable Fuels
Cimarex Energy Co.	8,100	467,613
EOG Resources Inc.	3,200	386,528
Pioneer Natural Resources Co.	3,000	319,770
Range Resources Corp.	9,600	603,168
Williams Cos., Inc. (The)	8,000	261,920
Total Energy		2,038,999

FINANCIALS—2.4%
Capital Markets
Franklin Resources Inc.	5,100	641,070
TD Ameritrade Holding Corp.	22,200	373,182
Total Financials		1,014,252

HEALTH CARE —13.6%
Biotechnology
Alexion Pharmaceuticals Inc. (a)	4,300	403,383
Biogen Idec Inc. (a)	3,090	453,210
Celgene Corp. (a)	3,450	271,584
Gilead Sciences, Inc. (a)	15,400	1,131,130
Regeneron Pharmaceuticals, Inc. (a)	900	153,963

	Shares	Value

Health Care Providers & Services
Express Scripts Inc. (a)	8,500	$459,000
McKesson Corp.	8,600	833,856
Unitedhealth Group Inc.	11,500	623,760
Health Care Technology
Catamaran Corp. (a)	6,956	327,697
Edwards Lifesciences Corp. (a)	6,100	550,037
Pharmaceuticals
Valeant Pharmaceuticals International, Inc. (a)	7,100	424,367
Total Health Care		5,631,987

INDUSTRIALS—12.8%
Airlines
United Continental Holdings Inc. (a)	15,400	360,052
Aerospace & Defense
Boeing Co. (The)	12,400	934,464
Precision Castparts Corp.	4,400	833,448
Air Freight & Logistics
United Parcel Service, Inc. (Class B)	4,900	361,277
Machinery
Danaher Corp.	22,400	1,252,160
Road & Rail
Union Pacific Corp.	7,300	917,756
Trading Companies & Distributors
Fastenal Co.	13,700	639,653
Total Industrials		5,298,810

INFORMATION TECHNOLOGY—36.7%
Communications Equipment
Juniper Networks, Inc. (a)	50,000	983,500
QUALCOMM, Inc.	15,200	942,704
Computers & Peripherals
Apple Inc.	6,585	3,510,003
EMC Corp. (a)	24,200	612,260
SanDisk Corp. (a)	14,400	627,264
Internet Software & Services
Akamai Technologies, Inc. (a)	6,800	278,188
Baidu, Inc. ADR (a)	4,700	471,363
eBay Inc. (a)	12,900	658,158
Facebook, Inc. (a)	8,100	215,703
Google Inc. (Class A) (a)	2,855	2,025,251
LinkedIn Corp. (a)	2,100	241,122
IT Services
Cognizant Technology Solutions Corp., (Class A) (a)	6,600	488,730
IHS Inc. (Class A) (a)	2,400	230,400
MasterCard Inc.	2,165	1,063,621
Rackspace Hosting, Inc. (a)	2,800	207,956
Visa Inc., Class A	2,000	303,160
Semiconductors & Semiconductor Equipment
Atmel Corp. (a)	46,500	304,575
Broadcom Corp. (Class A)	15,700	521,397
Software
Nuance Communications, Inc. (a)	8,900	198,648
Red Hat, Inc. (a)	8,500	450,160
salesforce.com, Inc. (a)	4,000	672,400
Tibco Software Inc. (a)	9,700	213,497
Total Information Technology		15,220,060

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	49

PORTFOLIO OF INVESTMENTS: Growth Fund (continued)

December 31, 2012

	Shares	Value

(Common Stocks continued)

MATERIALS—3.7%
Chemicals
Ecolab Inc.	3,400	$244,460
Praxair Inc.	6,930	758,489
Sherwin-Williams Co.	3,550	546,061
Total Materials		1,549,010

TELECOMMUNICATION SERVICES—2.5%
Wireless Telecommunication Services
Crown Castle International Corp. (a)	14,100	1,017,456
Total Telecommunication Services		1,017,456
Total Common Stocks (Cost $35,171,407)		40,833,658

MONEY MARKET ACCOUNT	Shares	Value
(1.6% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.17% (b)	676,587	$676,587
Total Money Market Account (Cost $676,587)		676,587
TOTAL INVESTMENTS IN SECURITIES (Cost $35,847,994)—100%		$41,510,245

(a)	Non-income producing.

(b)	7-day yield at December 31, 2012.

ADR—American Depositary Receipt

50	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund

December 31, 2012

COMMON STOCKS	Shares	Value

(83.5% of portfolio)

CONSUMER DISCRETIONARY—13.0%
Auto Components
Cooper Tire & Rubber Co.	449,000	$11,386,640
Diversified Consumer Services
Matthews International Corp. (Class A)	211,342	6,784,078
Multiline Retail
Nordstrom, Inc.	90,000	4,815,000
Restaurants
Brinker International, Inc.	200,000	6,198,000
Cracker Barrel Old Country Store, Inc.	161,600	10,384,416
Wendy’s Co. (The)	1,879,200	8,832,240
Specialty Retail
Sally Beauty Holdings, Inc. (a)	114,000	2,686,980
Total Consumer Discretionary		51,087,354

CONSUMER STAPLES—12.7%
Food Distribution
Core-Mark Holding Company, Inc.	105,700	5,004,895
United Natural Foods, Inc. (a)	159,600	8,552,964
Food Products
Dean Foods Co. (a)	650,000	10,731,500
J.M. Smucker Co. (The)	40,868	3,524,456
Food & Staples Retailing
Fred’s, Inc.	798,046	10,621,992
Harris Teeter Supermarkets, Inc.	294,200	11,344,352
Total Consumer Staples		49,780,159

ENERGY—2.4%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	1,960,350
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	3,429,162
QEP Resources, Inc.	26,600	805,182
Questar Corp.	26,600	525,616
SM Energy Co.	49,000	2,558,290
Total Energy		9,278,600

FINANCIALS—7.9%
Commercial Banks
Cardinal Financial Corp.	315,300	5,129,931
Middleburg Financial Corp.	97,700	1,725,382
National Bankshares, Inc. (Virginia)	153,500	4,971,865
Southcoast Financial Corp. (a)	64,983	330,114
Valley National Bancorp	267,490	2,487,657
Consumer Finance
Encore Capital Group, Inc. (a)	294,320	9,012,078
Diversified Financial Services
Asset Acceptance Capital Corp. (a)	299,815	1,349,168
UMB Financial Corp.	135,621	5,945,625
Total Financials		30,951,820

	Shares	Value

HEALTH CARE—3.0%
Health Care Equipment & Supplies
STERIS Corp.	342,112	$11,881,550
Total Health Care		11,881,550

INDUSTRIALS—27.0%
Aerospace & Defense
Huntington Ingalls Industries, Inc.	157,208	6,813,395
Triumph Group, Inc.	136,800	8,933,040
Construction & Engineering
Dycom Industries, Inc. (a)	491,900	9,739,620
Orion Marine Group, Inc. (a)	15,000	109,650
Distributors
Applied Industrial Technologies, Inc.	269,402	11,317,578
Electrical Equipment
Rofin-Sinar Technologies Inc. (a)	541,732	11,744,750
Industrial Conglomerates
Carlisle Companies Inc.	125,600	7,380,256
CLARCOR Inc.	87,100	4,161,638
Standex International Corp.	19,500	1,000,155
Machinery
Flowserve Corp.	14,500	2,128,600
Gorman-Rupp Co. (The)	273,718	8,165,008
Manitowoc Co., Inc. (The)	759,400	11,907,392
Regal Beloit Corp.	58,500	4,122,495
Road & Rail
Knight Transportation, Inc.	518,400	7,584,192
Werner Enterprises, Inc.	507,400	10,995,358
Total Industrials		106,103,127

INFORMATION TECHNOLOGY—9.2%
Communications Equipment
Belden Inc.	292,585	13,163,399
Computers & Peripherals
Western Digital Corp.	70,000	2,974,300
IT Services
Cass Information Systems, Inc.	37,677	1,589,969
Computer Services, Inc.	230,646	6,573,411
ManTech International Corp.	465,200	12,067,288
Total Information Technology		36,368,367

MATERIALS—8.3%
Chemicals
Olin Corp.	514,768	11,113,841
PolyOne Corp.	401,610	8,200,876
Polypore International, Inc. (a)	84,800	3,943,200
Westlake Chemical Corp.	115,700	9,175,010
Total Materials		32,432,927
Total Common Stocks (Cost $248,043,553)		327,883,904

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	51

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund (continued)

December 31, 2012

EXCHANGE TRADED FUND	Shares	Value

(9.2% of portfolio)

iShares Russell 2000 Value Index	240,000	$18,122,400
iShares S&P SmallCap 600 Value Index	231,000	18,066,510
Total Exchange Traded Fund (Cost $33,431,649)		36,188,910

MONEY MARKET ACCOUNT	Shares	Value

(7.3% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.17% (b)	28,734,654	$28,734,654
Total Money Market Account (Cost $28,734,654)		28,734,654
TOTAL INVESTMENTS IN SECURITIES (Cost $310,209,856)—100%		$392,807,468

(a)	Non-income producing.

(b)	7-day yield at December 31, 2012.

52	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: International Value Fund

December 31, 2012

COMMON STOCKS	Shares	Value

(99.5% of portfolio)

BRAZIL—1.7%
Petroleo Brasileiro SA—ADR	85,350	$1,661,764
Rossi Residencial SA	380,900	846,444
Rossi Residencial SA—DR	135,407	289,662
Total Brazil		2,797,870

BRITAIN—11.7%
BAE Systems PLC	760,050	4,224,498
HSBC Holdings PLC—ADR	68,650	3,643,255
Pearson PLC	77,550	1,511,569
Tesco PLC	653,650	3,600,679
Vodafone Group PLC	1,048,724	2,639,915
WPP Group PLC	284,250	4,152,659
Total Britain		19,772,575

CANADA—1.7%
Encana Corp.	147,150	2,907,684
Total Canada		2,907,684

CHINA—1.0%
Guangzhou Automobile Group Co., Ltd.	1,829,150	1,653,962
Total China		1,653,962

DENMARK—2.2%
Danske Bank Group	215,850	3,666,032
Total Denmark		3,666,032

FINLAND—1.2%
Neste Oil OYJ	153,800	1,993,888
Total Finland		1,993,888

FRANCE—12.5%
AXA SA	226,600	4,068,779
Cap Gemini SA	82,450	3,605,333
Compagnie de Saint-Gobain SA	84,978	3,649,283
GDF SUEZ SA	131,350	2,705,293
Total SA	66,750	3,473,197
Vivendi SA	157,350	3,558,618
Total France		21,060,503

GERMANY—9.8%
Commerzbank AG	1,766,050	3,383,320
Daimler AG REG	71,300	3,925,461
Deutsche Böerse AG	57,200	3,507,617
Metro AG	85,300	2,369,745
ThyssenKrupp AG	143,650	3,391,945
Total Germany		16,578,088

HONG KONG—2.9%
Hutchison Whampoa Ltd.	284,950	3,019,600
New World Development Co. Ltd.	1,213,275	1,924,023
Total Hong Kong		4,943,623

	Shares	Value

ITALY—6.0%
Eni SpA	158,250	$3,876,733
Intesa Sanpaolo SpA	2,235,850	3,866,480
Telecom Italia SpA	3,049,200	2,426,826
Total Italy		10,170,039

ISRAEL—1.1%
Teva Pharmaceutical Industries Ltd.—ADR	50,650	1,891,271
Total Israel		1,891,271

JAPAN—18.0%
Bridgestone Corp.	162,350	4,226,221
Daiwa Securities Group Inc.	721,885	4,027,425
Mori Seiki Co., Ltd.	205,550	1,799,782
MS & AD Insurance Group Holdings, Inc.	187,805	3,748,019
Nikon Corp.	117,350	3,464,687
Nippon Sheet Glass Co. Ltd.	1,583,000	2,092,962
Nissan Motor Co., Ltd.	374,600	3,554,532
Sumitomo Corp.	274,200	3,517,930
Sumitomo Mitsui Trust Holdings, Inc.	1,122,750	3,955,793
Total Japan		30,387,351

NETHERLANDS—5.2%
AEGON NV	784,250	5,066,111
DSM NV	62,100	3,784,725
Total Netherlands		8,850,836

PORTUGAL—1.8%
Banco Espirito Santo SA	2,471,800	2,939,847
Total Portugal		2,939,847

REPUBLIC OF SOUTH KOREA—3.7%
Posco	9,200	3,013,832
SK Telecom Co., Ltd.	9,032	1,287,802
SK Telecom Co., Ltd.—ADR	122,996	1,947,027
Total Republic of South Korea		6,248,661

SINGAPORE—1.3%
Keppel Corp. Ltd.	245,460	2,241,433
Total Singapore		2,241,433

SPAIN—2.3%
IBERDROLA SA	697,400	3,894,772
Total Spain		3,894,772

SWITZERLAND—12.1%
Adecco SA REG	61,650	3,264,875
Credit Suisse Group AG	145,050	3,540,144
Givaudan SA REG	2,382	2,517,271
Holcim Ltd.	50,536	3,722,230
Nestlé SA REG	23,200	1,513,648
Novartis AG REG	48,950	3,092,331
Roche Holding AG	14,150	2,860,863
Total Switzerland		20,511,362

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	53

PORTFOLIO OF INVESTMENTS: International Value Fund (continued)

December 31, 2012

	Shares	Value

(Common Stocks continued)

THAILAND—3.3%
Bangkok Bank Public Company Ltd.	275,100	$1,887,339
PTT Public Company Ltd.	337,800	3,666,218
Total Thailand		5,553,557
Total Common Stocks (Cost $165,419,671)		168,063,354

MONEY MARKET ACCOUNT
(0.5% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.17% (a)	912,074	912,074
Total Money Market Account (Cost $912,074)		912,074
TOTAL INVESTMENTS IN SECURITIES (Cost $166,331,745)—100%		$168,975,428

(a)	7-day yield at December 31, 2012.

ADR—American Depositary Receipt

DR—Depositary Receipt

SA—Sociedad Anónima or Société Anonyme

PLC—Public Limited Company

OYJ—Julkinen Osakeyhtiö

AG—Aktiengesellschaft

REG—Registered shares

SpA—Società per Azioni

NV—Naamloze Vennottschap

54	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund

Investments in securities, at value (cost: $207,860,061; $92,601,674; $422,261,568; $39,444,955; $431,158,462; $35,847,994; $310,209,856; $166,331,745)	$207,860,061	$94,180,980	$425,234,628
Foreign currency (cost: $101,309)	—	—	—
Receivables
Investment securities sold	—	—	10,004
Dividends, interest, and tax reclaims	468,310	231,185	2,011,734
Capital shares sold	1,195,572	10,299	99,588
Prepaid expenses	34,280	14,159	53,373
Total assets	209,558,223	94,436,623	427,409,327

LIABILITIES

Payables
Investment securities purchased	—	—	—
Accrued expenses	56,810	41,757	107,513
Due to Board Members	33,224	12,831	54,455
Due to RE Advisers	31,881	51,035	285,349
Capital shares redeemed	909,120	196,203	460,074
Dividends	17	5,057	20,804
Total liabilities	1,031,052	306,883	928,195
NET ASSETS	$208,527,171	$94,129,740	$426,481,132

NET ASSETS CONSIST OF:

Unrealized appreciation of investments	$—	$1,579,306	$2,973,060
Undistributed (over distributed) net investment income	(33,224)	(12,831)	(54,455)
Undistributed net realized gain (loss) from investments and futures transactions	—	(1,762)	(514,715)
Paid-in-capital applicable to outstanding shares of 208,560,355 of Daily Income Fund, 17,838,989 of Short-Term Government Securities Fund, 81,684,732 of Short-Term Bond Fund, 6,763,606 of Stock Index Fund, 17,616,854 of Value Fund, 7,332,188 of Growth Fund, 14,407,293 of Small-Company Stock Fund, and 25,282,485 of International Value Fund	208,560,395	92,565,027	424,077,242
NET ASSETS	$208,527,171	$94,129,740	$426,481,132
NET ASSET VALUE PER SHARE	$1.00	$5.28	$5.22

56	Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund

$71,582,751	$601,315,120	$41,510,245	$392,807,468	$168,975,428
—	—	—	—	101,004

44,591	—	—	—	401,541
—	946,846	6,854	117,390	301,036
37,533	606,124	432,734	2,714,265	857,960
14,654	67,966	14,021	48,419	27,177
71,679,529	602,936,056	41,963,854	395,687,542	170,664,146

—	—	31,538	3,057,336	854,090
37,982	176,401	30,677	83,859	60,149
10,279	94,750	4,676	25,333	23,959
27,629	364,588	32,961	320,886	139,847
82,125	1,416,797	19,392	1,354,896	177,029
7,809	339,675	8,219	472,277	27,004
165,824	2,392,211	127,463	5,314,587	1,282,078
$71,513,705	$600,543,845	$41,836,391	$390,372,955	$169,382,068

$32,137,796	$170,156,658	$5,662,251	$82,597,612	$2,644,709
23,184	(95,933)	(4,676)	(26,363)	(77,417)

(7,747,758)	(2,579,300)	(365,317)	(561)	(28,024,388)

47,100,483	433,062,420	36,544,133	307,802,267	194,839,164
$71,513,705	$600,543,845	$41,836,391	$390,372,955	$169,382,068
$10.57	$34.09	$5.71	$27.10	$6.70

The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities	57

STATEMENTS OF OPERATIONS

For the Period Ended December 31, 2012

INVESTMENT INCOME	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund

Interest	$306,036	$1,687,527	$13,242,376
Dividends	—	—	—
Allocated from Master Portfolio
Income	—	—	—
Expense	—	—	—
Total investment income	306,036	1,687,527	13,242,376

EXPENSES

Management fees	1,011,111	403,204	2,415,382
Shareholder servicing fees	125,882	71,741	161,577
Custodian and accounting fees	42,866	65,151	180,852
Director and Board meeting expenses	41,515	18,827	83,850
Legal and audit fees	35,919	17,546	71,137
Printing	21,055	11,033	32,089
Registration fees	38,864	21,198	47,992
Insurance	14,132	6,354	28,184
Communication	4,450	2,270	6,524
Other expenses	10,056	5,158	19,821
Administration fees	—	—	—
Total expenses	1,345,850	622,482	3,047,408
Less fees waived and expenses reimbursed by RE Advisers	(1,049,077)	—	—
Net expenses	296,773	622,482	3,047,408
NET INVESTMENT INCOME	9,263	1,065,045	10,194,968

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments	—	93,344	184,328
Net change in unrealized appreciation (depreciation)	—	133,261	7,179,644
NET GAIN ON INVESTMENTS	—	226,605	7,363,972
NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,263	$1,291,650	$17,558,940

(a)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.
(b)	Includes foreign tax withholding expense of $587,088.

58	Statements of Operations	The accompanying notes are an integral part of these financial statements.

Stock Index Fund		Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund

$—		$30,157	$1,245	$55,537	$5,561
—		16,395,175	367,565	5,958,016	5,348,026	(b)

1,605,317		—	—	—	—
(34,468)		—	—	—	—
1,570,849		16,425,332	368,810	6,013,553	5,353,587

—		3,032,319	252,345	2,400,128	1,159,004
103,589		379,155	79,826	224,860	99,411
12,485		106,384	37,265	62,407	139,173
11,291		123,016	8,289	59,365	33,408
16,961		99,621	8,523	51,046	31,082
23,023		98,448	12,392	57,124	19,089
23,890		48,819	22,954	42,205	26,639
4,607		39,143	4,686	14,993	10,369
709		20,364	2,757	11,868	3,925
7,335		30,595	3,626	11,943	7,152
171,748		—	—	—	—
375,638		3,977,864	432,663	2,935,939	1,529,252
—		—	(64,096)	—	—
375,638		3,977,864	368,567	2,935,939	1,529,252
1,195,211		12,447,468	243	3,077,614	3,824,335

646,146	(a)	10,450,324	2,216,195	1,030,085	(3,753,490)
7,712,581	(a)	49,125,410	3,643,151	46,077,160	26,147,534
8,358,727		59,575,734	5,859,346	47,107,245	22,394,044
$9,553,938		$72,023,202	$5,859,589	$50,184,859	$26,218,379

The accompanying notes are an integral part of these financial statements.	Statements of Operations	59

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund
INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations
Net investment income (loss)	$9,263	$11,268
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	9,263	11,268
Distributions to Shareholders
Net investment income	(19,966)	(18,842)
Net realized gain on investments	—	—
Total distributions to shareholders	(19,966)	(18,842)
Capital Share Transactions
Net capital share transactions (See Note 6)	13,365,180	8,091,181
Redemption fees received (See Note 5)	—	—
Total increase (decrease) in net assets from capital transactions	13,365,180	8,091,181
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,354,477	8,083,607
NET ASSETS
Beginning of period	195,172,694	187,089,087
End of period	$208,527,171	$195,172,694
Undistributed (over distributed) net investment income	(33,224)	(22,521)

	Value Fund
INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations
Net investment income (loss)	$12,447,468	$8,773,460
Net realized gain (loss) on investments	10,450,324	18,779,971
Net change in unrealized appreciation (depreciation)	49,125,410	(18,877,353)
Increase (decrease) in net assets from operations	72,023,202	8,676,078
Distributions to Shareholders
Net investment income	(12,479,522)	(8,796,293)
Net realized gain on investments	—	—
Net return of capital	—	—
Total distributions to shareholders	(12,479,522)	(8,796,293)
Capital Share Transactions
Net capital share transactions (See Note 6)	210,510	(6,741,844)
Redemption fees received (See Note 5)	17,281	17,978
Total increase (decrease) in net assets from capital transactions	227,791	(6,723,866)
TOTAL INCREASE (DECREASE) IN NET ASSETS	59,771,471	(6,844,081)
NET ASSETS
Beginning of period	540,772,374	547,616,455
End of period	$600,543,845	$540,772,374
Undistributed (over distributed) net investment income	(95,933)	(63,879)

(a)	Revised to reflect distributions from return of capital which were previously reported as distributions from net investment income. Previously reported amounts were distributions from net investment income of $8,271,282 in 2011. These revisions did not impact net asset or total distributions. Refer to Note 2 of the Financial Statements for further details.

60	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$1,065,045	$1,435,391	$10,194,968	$11,053,622	$1,195,211	$941,353
93,344	47,858	184,328	89,770	646,146	(1,021,110)
133,261	96,921	7,179,644	(4,550,429)	7,712,581	1,145,081
1,291,650	1,580,170	17,558,940	6,592,963	9,553,938	1,065,324

(1,069,833)	(1,438,814)	(10,216,896)	(11,071,051)	(1,173,069)	(935,337)
(94,554)	(48,048)	—	—	—	—
(1,164,387)	(1,486,862)	(10,216,896)	(11,071,051)	(1,173,069)	(935,337)

9,443,024	8,329,281	44,581,757	70,029,482	1,288,367	1,074,528
—	—	—	—	—	16,063
9,443,024	8,329,281	44,581,757	70,029,482	1,288,367	1,090,591
9,570,287	8,422,589	51,923,801	65,551,394	9,669,236	1,220,578

84,559,453	76,136,864	374,557,331	309,005,937	61,844,469	60,623,891
$94,129,740	$84,559,453	$426,481,132	$374,557,331	$71,513,705	$61,844,469
(12,831)	(8,165)	(54,455)	(33,312)	23,184	988

Growth Fund		Small-Company Stock Fund		International Value Fund
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$243	$(62,078)	$3,077,614	$269,068	$3,824,335	$3,536,249
2,216,195	2,377,833	1,030,085	1,197,226	(3,753,490)	308,739
3,643,151	(3,208,993)	46,077,160	(3,011,852)	26,147,534	(30,947,223)
5,859,589	(893,238)	50,184,859	(1,545,558)	26,218,379	(27,102,235)

(2,732)	—	(3,091,883)	(275,650)	(3,774,702)	(5,975,443	)(a)
(2,511,235)	(2,960,164)	(927,135)	—	—	—
—	—	—	—	(3,223,967)	(2,295,839	)(a)
(2,513,967)	(2,960,164)	(4,019,018)	(275,650)	(6,998,669)	(8,271,282)

6,054,051	7,236,020	153,753,607	78,066,318	5,741,615	44,338,775
2,225	525	27,777	21,946	117	433
6,056,276	7,236,545	153,781,384	78,088,264	5,741,732	44,339,208
9,401,898	3,383,143	199,947,225	76,267,056	24,961,442	8,965,691

32,434,493	29,051,350	190,425,730	114,158,674	144,420,626	135,454,935
$41,836,391	$32,434,493	$390,372,955	$190,425,730	$169,382,068	$144,420,626
(4,676)	(2,660)	(26,363)	(12,094)	(77,417)	1,425,470

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	61

FINANCIAL HIGHLIGHTS: Daily Income Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2012		2011		2010		2009		2008
NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	0.02
Net realized and unrealized gain (loss) on investments	—		—		—		—		—
Total from investment operations	—		—		—		—		0.02

Distributions
Net investment income	—	(b)	—	(b)	—	(b)	—	(b)	(0.02)
Net realized gain	—		—		—		—		—
Total distributions	—		—		—		—		(0.02)
Redemption fee (d)	—		—		—		—		—
NET ASSET VALUE, END OF YEAR	$1.00		$1.00		$1.00		$1.00		$1.00
TOTAL RETURN	0.01%		0.01%		0.01%		0.31%		2.14%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$208,527		$195,173		$187,089		$191,492		$182,011
Ratio of gross expenses before voluntary expense limitation to average net assets	0.67%		0.68%		0.69%		0.73%		0.69%
Ratio of net investment income to average net assets	0.00	%(a,c,e)	0.01	%(a,c)	0.01	%(a,c)	0.30	%(a,c)	2.08%
Ratio of expenses to average net assets	0.15	%(a,c)	0.14	%(a,c)	0.24	%(a,c)	0.47	%(a,c)	0.69%

(a)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2010, 2011, and 2012.
(d)	The Daily Income Fund does not charge a redemption fee.

(e)	Less than 0.01%.

62	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2012	2011	2010	2009		2008
NET ASSET VALUE, BEGINNING OF YEAR	$5.27	$5.26	$5.25	$5.26		$5.17

Income from investment operations
Net investment income	0.06	0.09	0.12	0.14	(a)	0.16	(a)
Net realized and unrealized gain (loss) on investments	0.02	0.01	0.01	—	(b)	0.10
Total from investment operations	0.08	0.10	0.13	0.14		0.26

Distributions
Net investment income	(0.06)	(0.09)	(0.12)	(0.14)		(0.16)
Net realized gain	(0.01)	— (b)	— (b)	(0.01)		(0.01)
Total distributions	(0.07)	(0.09)	(0.12)	(0.15)		(0.17)
Redemption fee (c)	—	—	—	—		—
NET ASSET VALUE, END OF YEAR	$5.28	$5.27	$5.26	$5.25		$5.26
TOTAL RETURN	1.50%	2.03%	2.57%	2.85%		5.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$94,130	$84,559	$76,137	$65,682		$55,354
Ratio of gross expenses before expense limitation to average net assets	0.69%	0.71%	0.75%	0.78%		0.82%
Ratio of net investment income to average net assets	1.19%	1.76%	2.27%	2.73	%(a)	3.06	%(a)
Ratio of expenses to average net assets	0.69%	0.71%	0.75%	0.75	%(a)	0.75	%(a)
Portfolio turnover rate	36%	32%	26%	28%		50%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than $0.01 per share.

(c)	The Short-Term Government Securities Fund does not charge a redemption fee.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	63

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2012	2011	2010	2009		2008
NET ASSET VALUE, BEGINNING OF YEAR	$5.12	$5.19	$5.13	$4.72		$5.17

Income from investment operations
Net investment income	0.13	0.17	0.23	0.33	(a)	0.27	(a)
Net realized and unrealized gain (loss) on investments	0.10	(0.07)	0.06	0.42		(0.45)
Total from investment operations	0.23	0.10	0.29	0.75		(0.18)

Distributions
Net investment income	(0.13)	(0.17)	(0.23)	(0.33)		(0.27)
Net realized gain	—	—	—	(0.01)		—
Total distributions	(0.13)	(0.17)	(0.23)	(0.34)		(0.27)
Redemption fee (b)	—	—	—	—		—
NET ASSET VALUE, END OF YEAR	$5.22	$5.12	$5.19	$5.13		$4.72
TOTAL RETURN	4.58%	1.90%	5.73%	16.38%		(3.52)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$426,481	$374,557	$309,006	$246,420		$204,332
Ratio of gross expenses before expense limitation to average net assets	0.76%	0.77%	0.80%	0.83%		0.81%
Ratio of net investment income to average net assets	2.53%	3.22%	4.38%	6.62	%(a)	5.49	%(a)
Ratio of expenses to average net assets	0.76%	0.77%	0.80%	0.80	%(a)	0.80	%(a)
Portfolio turnover rate	44%	31%	38%	52%		56%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	The Short-Term Bond Fund does not charge a redemption fee.

64	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2012	2011	2010	2009	2008
NET ASSET VALUE, BEGINNING OF YEAR	$9.32	$9.31	$8.24	$6.64	$10.94

Income from investment operations
Net investment income	0.18	0.14	0.12	0.11	0.17
Net realized and unrealized gain (loss) on investments	1.25	0.01	1.07	1.60	(4.25)
Total from investment operations	1.43	0.15	1.19	1.71	(4.08)

Distributions
Net investment income	(0.18)	(0.14)	(0.12)	(0.11)	(0.22)
Net realized gain	—	—	—	—	—
Total distributions	(0.18)	(0.14)	(0.12)	(0.11)	(0.22)
Redemption fee	—	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF YEAR	$10.57	$9.32	$9.31	$8.24	$6.64
TOTAL RETURN	15.30%	1.65%	14.47%	25.83%	(37.41)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$71,514	$61,844	$60,624	$51,847	$39,786
Ratio of net investment income to average net assets	1.74%	1.52%	1.45%	1.66%	1.82%
Ratio of expenses to average net assets	0.60%	0.61%	0.62%	0.75%	0.59%
Portfolio turnover rate (b)	N/A	N/A	N/A	N/A	N/A

(a)	Less than $0.01 per share.

(b)	See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	65

FINANCIAL HIGHLIGHTS: Value Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2012	2011	2010	2009	2008
NET ASSET VALUE, BEGINNING OF YEAR	$30.71	$30.70	$27.52	$22.03	$35.48

Income from investment operations
Net investment income	0.71	0.50	0.38	0.40	0.59
Net realized and unrealized gain (loss) on investments	3.38	— (a)	3.18	5.49	(13.45)
Total from investment operations	4.09	0.50	3.56	5.89	(12.86)

Distributions
Net investment income	(0.71)	(0.49)	(0.38)	(0.40)	(0.59)
Net realized gain	—	—	—	—	—
Total distributions	(0.71)	(0.49)	(0.38)	(0.40)	(0.59)
Redemption fee	— (a)	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF YEAR	$34.09	$30.71	$30.70	$27.52	$22.03
TOTAL RETURN	13.38%	1.60%	13.05%	26.98%	(36.43)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$600,544	$540,772	$547,616	$497,076	$422,740
Ratio of net investment income to average net assets	2.13%	1.59%	1.32%	1.71%	1.96%
Ratio of expenses to average net assets	0.68%	0.70%	0.73%	0.80%	0.70%
Portfolio turnover rate	2%	6%	4%	3%	6%

(a)	Less than $0.01 per share.

66	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Growth Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2012		2011		2010		2009		2008
NET ASSET VALUE, BEGINNING OF YEAR	$5.17		$5.80		$5.02		$3.31		$5.87

Income from investment operations
Net investment loss	—	(a)	(0.01)		(0.01)		—	(a)	(0.03)
Net realized and unrealized gain (loss) on investments	0.91		(0.11)		0.79		1.71		(2.37)
Total from investment operations	0.91		(0.12)		0.78		1.71		(2.40)

Distributions
Net investment income	—	(a)	—		—		—		—
Net realized gain	(0.37)		(0.51)		—		—		(0.16)
Total distributions	(0.37)		(0.51)		—		—		(0.16)
Redemption fee	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
NET ASSET VALUE, END OF YEAR	$5.71		$5.17		$5.80		$5.02		$3.31
TOTAL RETURN	17.57%		(2.09)%		15.54%		51.66%		(40.93)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$41,836		$32,434		$29,051		$19,059		$6,707
Ratio of gross expenses before expense limitation to average net assets	1.11%		1.14%		1.23%		1.74%		1.30%
Ratio of net investment income (loss) to average net assets	0.00	%(b)	(0.19	)%(b)	(0.17	)%(b)	(0.09	)%(b)	(0.61	)%(b)
Ratio of expenses to average net assets	0.95	%(b)	0.95	%(b)	0.95	%(b)	0.95	%(b)	0.93	%(b)
Expense ratio of underlying exchange traded fund	N/A		N/A		N/A		N/A		0.18	%(c)
Effective expense ratio	0.95	%(b)	0.95	%(b)	0.95	%(b)	0.95	%(b)	1.11	%(b)
Portfolio turnover rate	51%		67%		67%		66%		96	%(d)

(a)	Less than $0.01 per share.

(b)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers. On April 29, 2008 the expense limitation was changed from 1.50% to 0.75%. Further, on December 5, 2008 the expense limitation was changed from 0.75% to 0.95%.
(c)	On December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund changed its name, investment strategies and objective. At that time the Fund sold its entire position in PowerShares QQQ, the underlying exchange traded fund. The expense ratio of the underlying exchange traded fund is prorated for January 1, 2008 to December 4, 2008.

(d)	The 2008 portfolio turnover was unusually high because on December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund sold its entire position in the PowerShares QQQ and invested the entire portfolio in individual securities with a new investment strategy and objective.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	67

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2012	2011	2010	2009	2008
NET ASSET VALUE, BEGINNING OF YEAR	$22.89	$22.79	$17.04	$11.81	$18.16

Income from investment operations
Net investment income	0.22	0.03	0.03	0.10	0.11
Net realized and unrealized gain (loss) on investments	4.27	0.10	5.75	5.23	(6.35)
Total from investment operations	4.49	0.13	5.78	5.33	(6.24)

Distributions
Net investment income	(0.22)	(0.03)	(0.03)	(0.10)	(0.11)
Net realized gain	(0.06)	—	—	—	—
Total distributions	(0.28)	(0.03)	(0.03)	(0.10)	(0.11)
Redemption fee	— (a)	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF YEAR	$27.10	$22.89	$22.79	$17.04	$11.81
TOTAL RETURN	19.63%	0.58%	33.94%	45.10%	(34.33)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$390,373	$190,426	$114,159	$65,833	$45,041
Ratio of net investment income to average net assets	1.05%	0.17%	0.20%	0.71%	0.73%
Ratio of expenses to average net assets	1.00%	1.06%	1.17%	1.23%	1.25%
Portfolio turnover rate	1%	2%	4%	9%	26%

(a)	Less than $0.01 per share.

68	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Value Fund

For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2012	2011		2010		2009		2008
NET ASSET VALUE, BEGINNING OF YEAR	$5.96	$7.57		$7.27		$5.90		$9.84

Income from investment operations
Net investment income	0.16	0.16	(a)	0.14	(a)	0.18	(a)	0.23	(a)
Net realized and unrealized gain (loss) on investments	0.87	(1.40)		0.27		1.35		(3.68)
Total from investment operations	1.03	(1.24)		0.41		1.53		(3.45)

Distributions
Net investment income	(0.16)	(0.27	)(c)	(0.11)		(0.13	)(c)	(0.24	)(c)
Net realized gain	—	—		—		—		(0.08	)(c)
Net return of capital	(0.13)	(0.10	)(c)	—		(0.03	)(c)	(0.17	)(c)
Total distributions	(0.29)	(0.37)		(0.11)		(0.16)		(0.49)
Redemption fee	— (b)	—	(b)	—	(b)	—	(b)	—	(b)
NET ASSET VALUE, END OF YEAR	$6.70	$5.96		$7.57		$7.27		$5.90
TOTAL RETURN	17.41%	(16.55)%		5.73%		25.93%		(35.43)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$169,382	$144,421		$135,455		$122,920		$92,716
Ratio of gross expenses before voluntary expense limitation to average net assets	0.99%	1.00%		1.02%		1.06%		1.01%
Ratio of net investment income to average net assets	2.47%	2.44	%(a)	2.08	%(a)	2.23	%(a)	2.73	%(a)
Ratio of expenses to average net assets	0.99%	0.99	%(a)	0.99	%(a)	0.99	%(a)	0.98	%(a)
Portfolio turnover rate	23%	34%		44%		47%		25%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b)	Less than $0.01 per share.
(c)	Revised to reflect distributions from return of capital per share which were previously reported as distributions from net investment income per share or net realized gain on investments per share. Previously reported amounts were distributions from net investment income per share of 0.37, 0.16, and 0.37 in 2011, 2009 and 2008 respectively and distributions from net realized gain of investments per share of 0.12 in 2008. These revisions did not impact net assets, total distributions or total return. Refer to Note 2 of the Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	69

Notes to Financial Statements

1. ORGANIZATION

Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“the Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its investable assets in one or more securities that are designed to track the performance of the S&P 500 Index. At December 31, 2012, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Stock Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At December 31, 2012, the Stock Index Fund’s investment constituted 4.15% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: Each Funds’ net asset value per share is determined every business day as of the close of the New York Stock Exchange (NYSE) (usually 4:00 p.m. ET), each day that the NYSE is open for business. The Funds use independent pricing services approved by the Funds’ Board of Directors (“Board”) to value the investments. In the event a pricing service is unable to provide a price for a particular security or the price is deemed unreliable, the security is priced at fair value by the Funds’ Advisers, as determined in good faith in accordance with policies approved by the Board.

The Board has adopted Guidelines for Valuing Securities and Assets (“Valuation Guidelines”) to determine the fair value of securities for which the market prices are not readily available or if the price is deemed unreliable. The Board has delegated the day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds’ sub-advisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Guidelines, oversee the fair valuation decisions of the sub-advisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at the next scheduled Board meeting.

Generally Accepted Accounting Principles (GAAP) establish a disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date. These inputs are summarized into three broad levels as follows:

•	Level 1 – quoted prices in active markets for identical investments;
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

The Funds uses the following valuation techniques to value securities by major category as follows:

Registered investment companies are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1.

Foreign equity securities are valued based on the closing price from the principal market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.

The valuations for fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads.

Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, are categorized as Level 3, absent corroborating market data to support the valuation.

Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Short-term fixed income securities held in portfolios other than the Daily Income Fund and that mature in 60 days or less at time of purchase are valued at amortized cost, unless it is determined that using this method would not reflect the security’s fair value and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities.

70	Notes to Financial Statements

In the event an independent pricing service is unable to provide a security price, RE Advisers values the fixed income security, using a matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security; the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. These securities are generally categorized as Level 2 or Level 3 in the hierarchy, depending on the observability of market inputs.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a securities fair valuation, the security will be fair valued as determined in good faith by the Adviser based on the Valuation Guidelines. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur, and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted valuation policies and procedures. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report. Additionally, the level classifications of the Master Portfolio as of December 31, 2012 are included in the Appendix.

The following table summarizes the Fund’s investments, based on the inputs used to determine their values on December 31, 2012:

	Level 1	Level 2	Level 3	Total

Daily Income Fund
Commercial Paper	$—	$123,297,959	$—	$123,297,959
U.S. Government Obligations	$—	$43,564,941	$—	$43,564,941
Corporate Bonds	$—	$21,086,186	$—	$21,086,186
Cash Equivalents	$19,910,975	$—	$—	$19,910,975
	$19,910,975	$187,949,086	$—	$207,860,061

Short-Term Government Securities Fund
U.S. Government Obligations	$—	$63,033,923	$—	$63,033,923
Commercial Paper	$—	$11,497,635	$—	$11,497,635
Corporate Bonds	$—	$10,893,753	$—	$10,893,753
Mortgage Backed Securities	$—	$3,606,105	$—	$3,606,105
Municipal Bonds	$—	$2,603,354	$—	$2,603,354
Asset Backed Securities	$—	$1,129,094	$—	$1,129,094
Cash Equivalents	$1,417,116	$—	$—	$1,417,116
	$1,417,116	$92,763,864	$—	$94,180,980

	Level 1	Level 2	Level 3	Total

Short-Term Bond Fund
Corporate Bonds	$—	$93,472,511	$—	$93,472,511
Municipal Bonds	$—	$76,391,232	$—	$76,391,232
Yankee Bonds	$—	$76,149,908	$—	$76,149,908
Commercial Paper	$—	$67,071,333	$—	$67,071,333
Asset Backed Securities	$—	$59,995,693	$2,339,375	$62,335,068
Mortgage Backed Securities	$—	$30,597,615	$—	$30,597,615
U.S. Government & Agency Obligations	$—	$12,970,337	$1,126,335	$14,096,672
Cash Equivalents	$5,120,289	$—	$—	$5,120,289
	$5,120,289	$416,648,629	$3,465,710	$425,234,628

Value Fund
Common Stocks	$591,818,375	$—	$—	$591,818,375
Cash Equivalents	$9,496,745	$—	$—	$9,496,745
	$601,315,120	$—	$—	$601,315,120

Growth Fund
Common Stocks	$40,833,658	$—	$—	$40,833,658
Cash Equivalents	$676,587	$—	$—	$676,587
	$41,510,245	$—	$—	$41,510,245

Small-Company Stock Fund
Common Stocks	$327,883,904	$—	$—	$327,883,904
Exchange Traded Fund	$36,188,910	$—	$—	$36,188,910
Cash Equivalents	$28,734,654	$—	$—	$28,734,654
	$392,807,468	$—	$—	$392,807,468

International Value Fund
Common Stocks
Foreign Equities	$—	$154,876,246	$—	$154,876,246
Foreign Equities— not fair valued	$3,754,128	$—	$—	$3,754,128
American Depository Receipts	$9,432,980	$—	$—	$9,432,980
Cash Equivalents	$912,074	$—	$—	$912,074
	$14,099,182	$154,876,246	$—	$168,975,428

Short-Term Bond Fund—Level 3	Asset Backed Security
Balance as of December 31, 2011	$—
Net purchase/(sale) at cost	$—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	$44,243
Accretion/(amortization)	$—
Transfer into Level 3[1]	$3,421,467
Transfer out of Level 3	$—
Balance as of December 31, 2012	$3,465,710

1	Security prices supplied by broker or pricing service. Transferred from Level 2 to Level 3 due to lack of observable market data to corroborate price.

There were no transfers between Level 1 and Level 2. Transfers are recognized at the end of each reporting period.

Foreign currency: The International Value Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

Notes to Financial Statements	71

Revisions: The tax character of certain distributions from the International Value Fund for the fiscal years 2011, 2009 and 2008 was revised to correct the allocation between net investment income, net realized gain on investments, and return of capital for each of the years noted. For 2011 and 2009, distributions from return of capital increased and distributions from net investment income decreased by $2,295,839 and $493,496, respectively. For 2008, distributions from return of capital increased by $2,484,005, distributions from net realized gain on investments decreased by $520,401 and distributions from net investment income decreased by $1,963,604. These revisions impacted the Statements of Changes in Net Assets, Financial Highlights and Note 3 of the Financial Statements. These revisions did not impact net assets, total distributions or total return. Management does not believe these revisions are material to the financial statements for any period.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Income dividends for Value Fund are declared and paid semi-annually. Income dividends for the Stock Index, Growth, Small-Company Stock and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Management considered events occurring between the date of this report, December 31, 2012, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.

3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, deferred compensation payable and REIT transactions.

Permanent book and tax basis differences, relating to shareholder distributions will result in reclassifications to paid-in capital. Reclassifications recorded in 2012 include paydown losses for Short-Term Government Securities and Short-Term Bond Funds, capital loss carryforward expiration and REIT transactions for Stock Index Fund and foreign currency transactions for International Value Fund.

The tax reclassifications for 2012 are as follows:

	Undistributed Net Investment Income	Undistributed Capital Gains	Paid in Capital
Short-Term Gov. Securities Fund	$122	$(122)	$—
Short-Term Bond Fund	$785	$(785)	$—
Stock Index Fund	$54	$1,714,627	$(1,714,681)
Growth Fund	$473	$—	$(473)
International Value Fund	$3,149,497	$74,471	$(3,223,968)

Tax character of distributions paid in 2012 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$19,966	$—	$—	$19,966
Short-Term Gov. Securities Fund	$1,101,945	$62,442	$—	$1,164,387
Short-Term Bond Fund	$10,216,896	$—	$—	$10,216,896
Stock Index Fund	$1,173,069	$—	$—	$1,173,069
Value Fund	$12,479,522	$—	$—	$12,479,522
Growth Fund	$2,732	$2,511,235	$—	$2,513,967
Small-Company Stock Fund	$3,091,883	$927,135	$—	$4,019,018
International Value Fund	$3,774,702	$—	$3,223,967	$6,998,669

Tax character of distributions paid in 2011 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$18,842	$—	$—	$18,842
Short-Term Gov. Securities Fund	$1,480,554	$6,308	$—	$1,486,862
Short-Term Bond Fund	$11,071,051	$—	$—	$11,071,051
Stock Index Fund	$931,470	$—	$3,867	$935,337
Value Fund	$8,796,293	$—	$—	$8,796,293
Growth Fund	$—	$2,960,164	$—	$2,960,164
Small-Company Stock Fund	$275,650	$—	$—	$275,650
International Value Fund[1]	$5,975,443	$—	$2,295,839	$8,271,282

1	Revised to reflect distributions from return of capital which were previously reported as distributions from ordinary income. Refer to Note 2 of the Financial Statements for further details. Previously reported amounts were distributions from ordinary income of $8,271,282 in 2011. These revisions did not impact net asset or total distributions.

72	Notes to Financial Statements

The tax character of distributable earnings/(accumulated losses) at December 31, 2012 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward/ Late Year Loss Deferral
Daily Income Fund	$—	$—	$—	$—
Short-Term Gov. Securities Fund	$—	$—	$1,579,306	$—
Short-Term Bond Fund	$—	$—	$2,973,060	$(514,715)[1]
Stock Index Fund	$910	$—	$33,981,756	$(9,559,165)[2]
Value Fund	$—	$—	$170,156,658	$(2,579,300)[3]
Growth Fund	$—	$—	$5,357,869	$(60,935)[4]
Small-Company Stock Fund	$—	$—	$82,597,612	$—
International Value Fund	$—	$—	$1,959,435	$(27,365,568)[5]

1	Short-Term Bond Fund : $514,715 expires in 2018.
2	Stock Index Fund: $120,952 expires in 2013, $2,916,408 expires 2016, $1,852,602 expires in 2017, $2,955,984 expires in 2018, and $1,713,219 has no expiration.
3	Value Fund: $2,579,300 expires in 2017.
4	Growth Fund: Late year loss deferral $60,935.
5	International Value Fund: Late year loss deferral $130,510, $359,970 expires 2016, $16,584,336 expires in 2017, $5,368,193 expires in 2018, and $4,922,559 has no expiration.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

Short-Term Bond Fund, Value Fund, and Small-Company Stock Fund utilized $183,543, $10,450,324, and $103,511, respectively, of capital loss carryforwards. $1,714,680 of capital loss carryforwards for the Stock Index Fund expired.

At December 31, 2012, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$207,860,061	$—	$—	$—
Short-Term Government Securities Fund	$92,601,674	$1,612,337	$(33,031)	$1,579,306
Short-Term Bond Fund	$422,261,568	$8,043,188	$(5,070,128)	$2,973,060
Value Fund	$431,158,462	$214,744,315	$(44,587,657)	$170,156,658
Growth Fund	$36,152,376	$6,049,430	$(691,561)	$5,357,869
Small-Company Stock Fund	$310,209,856	$90,369,820	$(7,772,208)	$82,597,612
International Value Fund	$167,017,019	$15,163,717	$(13,204,282)	$1,959,435

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2012, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	8,043,139	10,223,988
Short-Term Bond Fund	147,857,885	139,376,374
Value Fund	12,158,197	13,858,802
Growth Fund	22,261,843	19,499,076
Small-Company Stock Fund	145,867,443	2,004,600
International Value Fund	41,187,615	35,436,653

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2012, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	20,702,109	19,821,845
Short-Term Bond Fund	6,971,643	25,209,241

For information related to investment transactions for the Master Portfolio, please refer to the Appendix of this report.

5. RELATED PARTIES

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the Subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the Subadvisor for the International Value Fund. The Subadvisors select, buy, and sell securities under the supervision of RE Advisers and the Board of Directors. RE Advisers pays the Subadvisors from the fees it receives from the Funds.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

Notes to Financial Statements	73

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On August 14, 2009, RE Adviser agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield. The temporary waiver continued throughout 2010, 2011, 2012 and through the date of issuance of this report.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended December 31, 2012, amounted to $1,011,111 for Daily Income Fund and $64,096 for Growth Fund. Additionally, RE Advisers paid the Daily Income Fund, $37,966 during the period, for expense reimbursements.

The Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each receive a 2% redemption fee on shares sold within 30 days of purchase. Effective May 1, 2013, a fee will not be imposed on the redemption of the shares of any Fund.

Under a Deferred Compensation Plan (the “Plan”), independent Directors of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by the Board of Directors. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

The Funds’ shares are sold through channels including broker-dealer intermediaries that may establish a single, omnibus account with the beneficial owners being individual accounts within the broker-dealer intermediary. As of December 31, 2012, there are three such accounts in the Small-Company Stock Fund accounting for 19%, 12% and 11% of the outstanding shares. Additionally, 65% of the outstanding shares of the International Value Fund are held in a retirement plan account for the benefit of their participants.

6. CAPITAL SHARE TRANSACTIONS

As of December 31, 2012, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund. Transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2012

In Dollars

Daily Income Fund	$115,149,422	$19,655	$115,169,077	$(101,803,897)	$13,365,180
Short-Term Government Securities Fund	$24,267,697	$1,130,656	$25,398,353	$(15,955,329)	$9,443,024
Short-Term Bond Fund	$107,305,483	$9,932,205	$117,237,688	$(72,655,931)	$44,581,757
Stock Index Fund	$10,044,306	$1,167,828	$11,212,134	$(9,923,767)	$1,288,367
Value Fund	$77,570,759	$11,883,046	$89,453,805	$(89,243,295)	$210,510
Growth Fund	$15,535,165	$2,505,652	$18,040,817	$(11,986,766)	$6,054,051
Small-Company Stock Fund	$215,404,441	$3,546,846	$218,951,287	$(65,197,680)	$153,753,607
International Value Fund	$33,032,382	$6,965,182	$39,997,564	$(34,255,949)	$5,741,615

In Shares

Daily Income Fund	115,149,423	19,655	115,169,078	(101,803,897)	13,365,181
Short-Term Government Securities Fund	4,601,465	214,244	4,815,709	(3,024,456)	1,791,253
Short-Term Bond Fund	20,706,257	1,916,154	22,622,411	(14,022,677)	8,599,734
Stock Index Fund	977,397	110,516	1,087,913	(962,047)	125,866
Value Fund	2,348,226	356,365	2,704,591	(2,694,873)	9,718
Growth Fund	2,664,126	438,803	3,102,929	(2,048,175)	1,054,754
Small-Company Stock Fund	8,513,982	130,881	8,644,863	(2,557,606)	6,087,257
International Value Fund	5,266,567	1,064,954	6,331,521	(5,265,214)	1,066,307

Year Ended December 31, 2011

In Dollars

Daily Income Fund	$122,413,140	$18,440	$122,431,580	$(114,340,399)	$8,091,181
Short-Term Government Securities Fund	$25,931,557	$1,439,305	$27,370,862	$(19,041,581)	$8,329,281
Short-Term Bond Fund	$114,074,745	$10,741,470	$124,816,215	$(54,786,733)	$70,029,482
Stock Index Fund	$13,063,451	$928,041	$13,991,492	$(12,916,964)	$1,074,528
Value Fund	$86,985,952	$8,238,045	$95,223,997	$(101,965,841)	$(6,741,844)
Growth Fund	$12,153,152	$2,947,026	$15,100,178	$(7,864,158)	$7,236,020
Small-Company Stock Fund	$130,698,821	$264,621	$130,963,442	$(52,897,124)	$78,066,318
International Value Fund	$56,095,681	$8,223,937	$64,319,618	$(19,980,843)	$44,338,775

In Shares

Daily Income Fund	122,413,140	18,440	122,431,580	(114,340,399)	8,091,181
Short-Term Government Securities Fund	4,925,115	273,289	5,198,404	(3,616,420)	1,581,984
Short-Term Bond Fund	22,071,323	2,079,917	24,151,240	(10,602,625)	13,548,615
Stock Index Fund	1,385,272	99,589	1,484,861	(1,355,465)	129,396
Value Fund	2,790,319	259,231	3,049,550	(3,279,646)	(230,096)
Growth Fund	2,084,304	556,127	2,640,431	(1,369,801)	1,270,630
Small-Company Stock Fund	5,637,790	11,561	5,649,351	(2,337,788)	3,311,563
International Value Fund	7,762,335	1,321,106	9,083,441	(2,750,584)	6,332,857

74	Notes to Financial Statements

INDEPENDENT

Directors and Officers

(Unaudited)

Each director serves until his resignation, removal by the board or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Funds’ directors and officers and is available online at www.homesteadfunds.com and, without charge, upon request by calling 1-800-258-3030.

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

James F. Perna 4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director Chairman of the Board Member of Audit Committee Member of Compensation Committee	1990-Present	Solo Practitioner (attorney) (2008-Present) Of Counsel, Krooth & Altman LLP (law firm) (2008-Present) Partner, Krooth & Altman LLP (1981-2007)	8	None

Douglas W. Johnson 4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director Chairman of Audit Committee Member of Compensation Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1979-Present)	8	None

Kenneth R. Meyer 4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director Chairman of Compensation Committee Member of Audit Committee	2005-Present	Retired (2004-Present)	8	None

Anthony M. Marinello 4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director Member of Audit Committee Member of Compensation Committee	1990-Present	Retired (2004-Present)	8	None

Sheldon C. Petersen 4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director Member of Audit Committee Member of Compensation Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present)	8	None

Mark Rose 4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director Member of Audit Committee Member of Compensation Committee	2005-Present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-Present)	8	None

Directors and Officers	75

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Peter J. Tonetti 4301 Wilson Boulevard Arlington, Virginia 22203 02/11/53	Director Member of Audit Committee Member of Compensation Committee	2010-Present	Chief Investment Officer, Hamilton College (2008-present) Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008)	8	None

Anthony C. Williams 4301 Wilson Boulevard Arlington, VA 22203 01/02/42	Director Member of Audit Committee Member of Compensation Committee	1990-Present	Retired (2000-Present)	8	None

76	Directors and Officers

INTERESTED

Directors and Officers

(Unaudited)

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Peter R. Morris* 4301 Wilson Boulevard Arlington, VA 22203 09/28/48	Director President Chief Executive Officer	1990-Present	Vice President and Chief Investment Officer of NRECA (1988-Present) Vice President and Director of RE Investment Corporation (1990-Present) President and Director of RE Advisers Corporation (2002-Present)	8	RE Advisers Corporation RE Investment Corporation

Cynthia L. Dove 4301 Wilson Boulevard Arlington, Virginia 22203 04/05/60	Vice President Chief Operations Officer	2010-Present	Director, Investment Services, NRECA (1998-Present) Vice President, RE Investment Corporation (2012-Present) Vice President, RE Advisers Corporation (2012-Present)	Not Applicable	Not Applicable

Danielle C. Sieverling 4301 Wilson Boulevard Arlington, VA 22203 02/25/71	Chief Compliance Officer	2005-Present

Vice President of Management Advisory
Services, NRECA
(2008-Present)

Chief Compliance Officer, RE Investment
Corporation
(2005-Present)

Chief Compliance Officer, RE Advisers
Corporation
(2005-Present)

Secretary, Homestead Funds, Inc.
(2005-2008)

Secretary, RE Advisers Corporation
(2005-2008)

Executive Director of Management Advisory Services, NRECA
(2007-2008)

Senior Director of Management Advisory
Services, NRECA
(2000-2007)

				Not Applicable	Not Applicable

*	Mr. Morris is a director who is an “interested person” of the Homestead Funds, within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Morris is the Vice President and a director of RE Investment Corporation, the Homestead Funds’ distributor, and he is the President and a director of RE Advisers Corporation, the Homestead Funds’ investment adviser. Mr. Morris also is an officer of NRECA, which indirectly wholly owns RE Investment Corporation and RE Advisers Corporation.

Directors and Officers	77

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Kelly B. Whetstone 4301 Wilson Boulevard Arlington, VA 22203 11/21/77	Secretary	2008-Present

Counsel and Senior Director of Securities Compliance, NRECA
(2012-Present)

Counsel and Director of Compliance,
NRECA
(2007-2012)

Secretary, RE Investment Corporation
(2008-Present)

Secretary, RE Advisers Corporation
(2008-Present)

				Not Applicable	Not Applicable

Amy M. DiMauro 4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	2007-Present	Director, Daily Pricing, NRECA (2007-Present) Treasurer and Director, RE Investment Corporation (2007-Present) Treasurer and Director, RE Advisers Corporation (2010-Present)	Not Applicable	Not Applicable

78	Directors and Officers

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio

December 31, 2012

COMMON STOCKS	Shares	Value

(97.3% of net assets)

AEROSPACE & DEFENSE—2.3%
The Boeing Co.	88,987	$6,706,060
General Dynamics Corp.	43,507	3,013,730
Honeywell International, Inc.	102,715	6,519,321
L-3 Communications Holdings, Inc.	12,365	947,406
Lockheed Martin Corp. (a)	35,229	3,251,284
Northrop Grumman Corp.	32,222	2,177,563
Precision Castparts Corp.	19,080	3,614,134
Raytheon Co.	43,299	2,492,290
Rockwell Collins, Inc. (a)	18,427	1,071,899
Textron, Inc.	36,947	915,916
United Technologies Corp.	110,568	9,067,682
Total Aerospace & Defense		39,777,285

AIR FREIGHT & LOGISTICS—0.7%
C.H. Robinson Worldwide, Inc.	21,098	1,333,816
Expeditors International of Washington, Inc.	27,431	1,084,896
FedEx Corp.	38,294	3,512,326
United Parcel Service, Inc., Class B (a)	93,865	6,920,666
Total Air Freight & Logistics		12,851,704

AIRLINES—0.1%
Southwest Airlines Co.	96,660	989,798
Total Airlines		989,798

AUTO COMPONENTS—0.3%
BorgWarner, Inc. (b)	15,330	1,097,935
Delphi Automotive Plc (b)	38,694	1,480,045
The Goodyear Tire & Rubber Co. (b)	32,127	443,674
Johnson Controls, Inc.	89,658	2,752,500
Total Auto Components		5,774,154

AUTOMOBILES—0.5%
Ford Motor Co.	499,900	6,473,705
Harley-Davidson, Inc.	29,719	1,451,476
Total Automobiles		7,925,181

BEVERAGES—2.3%
Beam, Inc.	20,846	1,273,482
Brown-Forman Corp., Class B	19,828	1,254,121
The Coca-Cola Co.	505,917	18,339,491
Coca-Cola Enterprises, Inc.	35,458	1,125,082
Constellation Brands, Inc., Class A (b)	19,825	701,607
Dr. Pepper Snapple Group, Inc. (a)	27,344	1,208,058
Molson Coors Brewing Co., Class B	20,392	872,574
Monster Beverage Corp. (b)	19,595	1,036,184
PepsiCo, Inc.	202,894	13,884,036
Total Beverages		39,694,635

BIOTECHNOLOGY—1.6%
Alexion Pharmaceuticals, Inc. (b)	25,466	2,388,966
Amgen, Inc.	100,660	8,688,971
Biogen Idec, Inc. (b)	31,020	4,549,703
Celgene Corp. (b)	55,501	4,369,039
Gilead Sciences, Inc. (b)	99,344	7,296,817
Total Biotechnology		27,293,496

	Shares	Value

BUILDING PRODUCTS—0.0%
Masco Corp. (a)	46,647	$777,139
Total Building Products		777,139

CAPITAL MARKETS—1.9%
Ameriprise Financial, Inc.	27,028	1,692,764
The Bank of New York Mellon Corp.	153,344	3,940,941
BlackRock, Inc. (a)(c)	16,465	3,403,480
The Charles Schwab Corp.	143,722	2,063,848
E*Trade Financial Corp. (b)	33,617	300,872
Franklin Resources, Inc.	18,082	2,272,907
The Goldman Sachs Group, Inc.	57,951	7,392,229
Invesco Ltd.	58,350	1,522,351
Legg Mason, Inc. (a)	15,460	397,631
Morgan Stanley	181,190	3,464,353
Northern Trust Corp.	28,648	1,436,984
State Street Corp.	61,006	2,867,892
T. Rowe Price Group, Inc.	33,405	2,175,668
Total Capital Markets		32,931,920

CHEMICALS—2.5%
Air Products & Chemicals, Inc.	27,899	2,344,074
Airgas, Inc.	9,204	840,233
CF Industries Holdings, Inc.	8,239	1,673,835
The Dow Chemical Co.	157,233	5,081,771
E.I. du Pont de Nemours & Co.	122,260	5,498,032
Eastman Chemical Co. (a)	20,094	1,367,397
Ecolab, Inc.	34,554	2,484,433
FMC Corp. (a)	17,960	1,051,019
International Flavors & Fragrances, Inc. (a)	10,697	711,778
LyondellBasell Industries NV, Class A	49,762	2,840,913
Monsanto Co.	70,096	6,634,586
The Mosaic Co.	36,282	2,054,650
PPG Industries, Inc.	20,102	2,720,806
Praxair, Inc. (a)	39,008	4,269,426
The Sherwin-Williams Co.	11,215	1,725,091
Sigma-Aldrich Corp. (a)	15,804	1,162,858
Total Chemicals		42,460,902

COMMERCIAL BANKS—2.7%
BB&T Corp.	91,711	2,669,707
Comerica, Inc.	25,038	759,653
Fifth Third Bancorp (a)	117,850	1,790,141
First Horizon National Corp. (a)	32,505	322,124
Huntington Bancshares, Inc. (a)	112,187	716,875
KeyCorp	122,711	1,033,227
M&T Bank Corp. (a)	15,936	1,569,218
The PNC Financial Services Group, Inc. (c)	69,347	4,043,624
Regions Financial Corp.	185,116	1,318,026
SunTrust Banks, Inc.	70,619	2,002,049
US Bancorp	246,671	7,878,672
Wells Fargo & Co.	642,119	21,947,627
Zions Bancorporation (a)	24,132	516,425
Total Commercial Banks		46,567,368

The accompanying notes are an integral part of these financial statements.	Appendix	79

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2012

	Shares	Value

(Common Stocks continued)

COMMERCIAL SERVICES & SUPPLIES—0.5%
The ADT Corp.	30,458	$1,415,992
Avery Dennison Corp.	13,127	458,395
Cintas Corp. (a)	13,975	571,577
Iron Mountain, Inc. (a)	21,835	677,977
Pitney Bowes, Inc. (a)	25,978	276,406
Republic Services, Inc.	39,214	1,150,147
Stericycle, Inc. (b)	11,259	1,050,127
Tyco International Ltd.	61,032	1,785,186
Waste Management, Inc.	57,173	1,929,017
Total Commercial Services & Supplies		9,314,824

COMMUNICATIONS EQUIPMENT—1.9%
Cisco Systems, Inc.	696,215	13,680,625
F5 Networks, Inc. (b)	10,347	1,005,211
Harris Corp.	14,867	727,888
JDS Uniphase Corp. (b)	30,584	414,107
Juniper Networks, Inc. (b)	67,728	1,332,210
Motorola Solutions, Inc.	36,828	2,050,583
QUALCOMM, Inc.	223,453	13,858,555
Total Communications Equipment		33,069,179

COMPUTERS & PERIPHERALS—4.9%
Apple, Inc.	123,365	65,757,246
Dell, Inc.	191,258	1,937,444
EMC Corp. (b)	276,227	6,988,543
Hewlett-Packard Co.	257,762	3,673,108
NetApp, Inc. (b)	47,053	1,578,628
SanDisk Corp. (b)	31,728	1,382,072
Seagate Technology Plc	44,136	1,345,265
Western Digital Corp.	28,808	1,224,052
Total Computers & Peripherals		83,886,358

CONSTRUCTION & ENGINEERING—0.2%
Fluor Corp.	21,846	1,283,234
Jacobs Engineering Group, Inc. (b)	17,049	725,776
Quanta Services, Inc. (b)	27,838	759,699
Total Construction & Engineering		2,768,709

CONSTRUCTION MATERIALS—0.1%
Vulcan Materials Co. (a)	16,993	884,486
Total Construction Materials		884,486

CONSUMER FINANCE—0.9%
American Express Co.	127,720	7,341,346
Capital One Financial Corp.	76,263	4,417,915
Discover Financial Services	66,256	2,554,169
SLM Corp.	60,744	1,040,545
Total Consumer Finance		15,353,975

	Shares	Value

CONTAINERS & PACKAGING—0.1%
Ball Corp.	20,217	$904,711
Bemis Co.	13,527	452,613
Owens-Illinois, Inc. (b)	21,399	455,157
Sealed Air Corp.	25,435	445,367
Total Containers & Packaging		2,257,848

DISTRIBUTORS—0.1%
Genuine Parts Co. (a)	20,309	1,291,246
Total Distributors		1,291,246

DIVERSIFIED CONSUMER SERVICES—0.1%
Apollo Group, Inc., Class A (a)(b)	13,092	273,884
H&R Block, Inc.	35,603	661,148
Total Diversified Consumer Services		935,032

DIVERSIFIED FINANCIAL SERVICES—3.5%
Bank of America Corp.	1,413,370	16,395,092
Citigroup, Inc.	384,551	15,212,838
CME Group, Inc. (a)	40,200	2,038,542
IntercontinentalExchange, Inc. (b)	9,528	1,179,662
JPMorgan Chase & Co.	498,503	21,919,177
Leucadia National Corp. (a)	25,914	616,494
Moody’s Corp.	25,416	1,278,933
The NASDAQ OMX Group, Inc. (a)	15,543	388,730
NYSE Euronext	31,963	1,008,113
Total Diversified Financial Services		60,037,581

DIVERSIFIED TELECOMMUNICATION SERVICES—2.7%
AT&T, Inc.	744,967	25,112,838
CenturyLink, Inc.	81,836	3,201,424
Frontier Communications Corp. (a)	130,617	559,041
Verizon Communications, Inc.	374,246	16,193,624
Windstream Corp. (a)	76,806	635,954
Total Diversified Telecommunication Services		45,702,881

ELECTRIC UTILITIES—1.9%
American Electric Power Co., Inc.	63,608	2,714,790
Duke Energy Corp.	92,338	5,891,164
Edison International	42,714	1,930,246
Entergy Corp. (a)	23,313	1,486,204
Exelon Corp.	111,992	3,330,642
FirstEnergy Corp. (a)	54,845	2,290,327
NextEra Energy, Inc. (a)	55,483	3,838,869
Northeast Utilities, Inc.	41,112	1,606,657
Pepco Holdings, Inc. (a)	30,140	591,045
Pinnacle West Capital Corp.	14,397	733,959
PPL Corp.	76,243	2,182,837
The Southern Co. (a)	114,605	4,906,240
Xcel Energy, Inc.	63,902	1,706,822
Total Electric Utilities		33,209,802

80	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2012

	Shares	Value

(Common Stocks continued)

ELECTRICAL EQUIPMENT—0.7%
Eaton Corp. Plc	60,535	$3,280,997
Emerson Electric Co. (a)	95,010	5,031,730
Rockwell Automation, Inc.	18,297	1,536,765
Roper Industries, Inc.	12,892	1,437,200
Total Electrical Equipment		11,286,692

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
Amphenol Corp., Class A	21,023	1,360,188
Corning, Inc.	193,989	2,448,141
Flir Systems, Inc.	19,754	440,712
Jabil Circuit, Inc.	24,337	469,461
Molex, Inc.	18,072	493,908
TE Connectivity Ltd.	55,479	2,059,380
Total Electronic Equipment, Instruments & Components		7,271,790

ENERGY EQUIPMENT & SERVICES—1.8%
Baker Hughes, Inc.	57,637	2,353,895
Cameron International Corp. (b)	32,332	1,825,465
Diamond Offshore Drilling, Inc. (a)	9,094	618,028
Ensco Plc, Class A (a)	30,441	1,804,542
FMC Technologies, Inc. (b)	31,231	1,337,624
Halliburton Co.	121,663	4,220,489
Helmerich & Payne, Inc.	13,840	775,178
Nabors Industries Ltd. (b)	38,006	549,187
National Oilwell Varco, Inc.	55,968	3,825,413
Noble Corp.	33,069	1,151,463
Rowan Cos. Plc, Class A (b)	16,267	508,669
Schlumberger Ltd.	174,085	12,062,350
Total Energy Equipment & Services		31,032,303

FOOD & STAPLES RETAILING—2.3%
Costco Wholesale Corp.	56,697	5,599,963
CVS Caremark Corp.	163,543	7,907,304
The Kroger Co.	67,468	1,755,518
Safeway, Inc. (a)	31,467	569,238
Sysco Corp. (a)	77,047	2,439,308
Wal-Mart Stores, Inc.	219,388	14,968,843
Walgreen Co.	112,630	4,168,436
Whole Foods Market, Inc.	22,613	2,065,245
Total Food & Staples Retailing		39,473,855

FOOD PRODUCTS—1.7%
Archer-Daniels-Midland Co.	86,362	2,365,455
Campbell Soup Co. (a)	23,526	820,822
ConAgra Foods, Inc.	53,403	1,575,389
Dean Foods Co. (b)	24,242	400,235
General Mills, Inc.	84,673	3,421,636
H.J. Heinz Co. (a)	42,031	2,424,348
The Hershey Co. (a)	19,643	1,418,618
Hormel Foods Corp. (a)	17,568	548,297
The J.M. Smucker Co. (a)	14,251	1,229,006
Kellogg Co.	32,438	1,811,662
Kraft Foods Group, Inc.	77,663	3,531,337
McCormick & Co., Inc. (a)	17,353	1,102,436
Mead Johnson Nutrition Co.	26,646	1,755,705

	Shares	Value

Mondelez International, Inc., Class A (a)	233,006	$5,934,663
Tyson Foods, Inc., Class A	37,769	732,719
Total Food Products		29,072,328

GAS UTILITIES—0.1%
AGL Resources, Inc.	15,467	618,216
ONEOK, Inc. (a)	26,842	1,147,495
Total Gas Utilities		1,765,711

HEALTH CARE EQUIPMENT & SUPPLIES—1.7%
Baxter International, Inc.	72,029	4,801,453
Becton Dickinson & Co.	25,859	2,021,915
Boston Scientific Corp. (b)	180,455	1,034,007
C.R. Bard, Inc.	10,062	983,460
CareFusion Corp. (b)	28,985	828,391
Covidien Plc	62,122	3,586,924
DENTSPLY International, Inc. (a)	18,526	733,815
Edwards Lifesciences Corp. (b)	15,162	1,367,158
Intuitive Surgical, Inc. (b)	5,215	2,557,280
Medtronic, Inc. (a)	132,688	5,442,862
St. Jude Medical, Inc.	40,479	1,462,911
Stryker Corp.	37,836	2,074,170
Varian Medical Systems, Inc. (b)	14,380	1,010,051
Zimmer Holdings, Inc.	22,779	1,518,448
Total Health Care Equipment & Supplies		29,422,845

HEALTH CARE PROVIDERS & SERVICES—1.9%
Aetna, Inc. (a)	43,852	2,030,348
AmerisourceBergen Corp. (a)	30,933	1,335,687
Cardinal Health, Inc.	44,637	1,838,152
Cigna Corp. (a)	37,535	2,006,621
Coventry Health Care, Inc.	17,644	790,980
DaVita, Inc. (b)	10,982	1,213,840
Express Scripts Holding Co. (b)	107,043	5,780,322
Humana, Inc.	20,784	1,426,406
Laboratory Corp. of America Holdings (b)	12,432	1,076,860
McKesson Corp.	30,942	3,000,136
Patterson Cos., Inc. (a)	10,994	376,325
Quest Diagnostics, Inc. (a)	20,785	1,211,142
Tenet Healthcare Corp. (b)	13,925	452,145
UnitedHealth Group, Inc.	134,005	7,268,431
WellPoint, Inc.	39,802	2,424,738
Total Health Care Providers & Services		32,232,133

HEALTH CARE TECHNOLOGY—0.1%
Cerner Corp. (b)	19,109	1,483,623
Total Health Care Technology		1,483,623

HOTELS, RESTAURANTS & LEISURE—1.8%
Carnival Corp.	58,513	2,151,523
Chipotle Mexican Grill, Inc. (b)	4,132	1,229,105
Darden Restaurants, Inc. (a)	16,890	761,232
International Game Technology	35,015	496,163
Marriott International, Inc., Class A	32,338	1,205,237

The accompanying notes are an integral part of these financial statements.	Appendix	81

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2012

	Shares	Value

(Common Stocks continued)

McDonald’s Corp.	131,691	$11,616,463
Starbucks Corp.	97,561	5,231,221
Starwood Hotels & Resorts Worldwide, Inc. (a)	25,740	1,476,446
Wyndham Worldwide Corp.	18,439	981,139
Wynn Resorts Ltd.	10,395	1,169,334
Yum! Brands, Inc. (a)	59,286	3,936,590
Total Hotels, Restaurants & Leisure		30,254,453

HOUSEHOLD DURABLES—0.3%
D.R. Horton, Inc. (a)	36,601	723,968
Garmin Ltd. (a)	14,270	582,501
Harman International Industries, Inc.	8,812	393,368
Leggett & Platt, Inc. (a)	18,481	503,053
Lennar Corp., Class A (a)	21,496	831,250
Newell Rubbermaid, Inc.	37,613	837,642
PulteGroup, Inc. (b)	44,514	808,374
Whirlpool Corp.	10,198	1,037,646
Total Household Durables		5,717,802

HOUSEHOLD PRODUCTS—2.1%
The Clorox Co. (a)	17,093	1,251,549
Colgate-Palmolive Co.	58,258	6,090,291
Kimberly-Clark Corp. (a)	51,342	4,334,805
The Procter & Gamble Co.	358,612	24,346,169
Total Household Products		36,022,814

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.1%
The AES Corp.	81,305	869,964
NRG Energy, Inc.	42,366	973,994
Total Independent Power Producers & Energy Traders		1,843,958

INDUSTRIAL CONGLOMERATES—2.4%
3M Co. (a)	83,470	7,750,189
Danaher Corp.	76,325	4,266,568
General Electric Co.	1,375,329	28,868,156
Total Industrial Conglomerates		40,884,913

INSURANCE—3.9%
ACE Ltd.	44,548	3,554,930
Aflac, Inc.	61,471	3,265,340
The Allstate Corp.	63,238	2,540,270
American International Group, Inc. (b)	193,572	6,833,092
Aon Plc (a)	41,832	2,325,859
Assurant, Inc.	10,347	359,041
Berkshire Hathaway, Inc., Class B (b)	239,240	21,459,828
The Chubb Corp.	34,383	2,589,728
Cincinnati Financial Corp.	19,157	750,188
Genworth Financial, Inc., Class A (b)	64,457	484,072

	Shares	Value

Hartford Financial Services Group, Inc. (a)	57,183	$1,283,187
Lincoln National Corp. (a)	36,154	936,389
Loews Corp.	40,834	1,663,985
Marsh & McLennan Cos., Inc.	71,356	2,459,641
MetLife, Inc.	143,046	4,711,935
Principal Financial Group, Inc. (a)	36,322	1,035,903
The Progressive Corp. (a)	73,071	1,541,798
Prudential Financial, Inc.	60,876	3,246,517
Torchmark Corp.	12,498	645,772
The Travelers Cos., Inc.	50,056	3,595,022
Unum Group	36,189	753,455
XL Group Plc	39,514	990,221
Total Insurance		67,026,173

INTERNET & CATALOG RETAIL—1.0%
Amazon.com, Inc. (b)	47,518	11,933,670
Expedia, Inc.	12,217	750,735
Netflix, Inc. (a)(b)	7,271	674,603
Priceline.com, Inc. (b)	6,538	4,061,406
TripAdvisor, Inc. (b)	14,368	602,881
Total Internet & Catalog Retail		18,023,295

INTERNET SOFTWARE & SERVICES—2.1%
Akamai Technologies, Inc. (b)	23,249	951,117
eBay, Inc. (b)	152,704	7,790,958
Google, Inc., Class A (b)	34,904	24,759,850
VeriSign, Inc. (b)	20,367	790,647
Yahoo! Inc. (b)	136,402	2,714,400
Total Internet Software & Services		37,006,972

IT SERVICES—3.7%
Accenture Plc, Class A	83,721	5,567,447
Automatic Data Processing, Inc.	63,645	3,628,401
Cognizant Technology Solutions Corp., Class A (b)	39,351	2,913,942
Computer Sciences Corp.	20,287	812,494
Fidelity National Information Services, Inc.	32,756	1,140,236
Fiserv, Inc. (b)	17,533	1,385,633
International Business Machines Corp.	139,305	26,683,873
MasterCard, Inc., Class A	14,020	6,887,746
Paychex, Inc. (a)	42,443	1,321,675
SAIC, Inc. (a)	37,300	422,236
Teradata Corp. (b)	22,177	1,372,535
Total System Services, Inc.	21,060	451,105
Visa, Inc., Class A (a)	68,368	10,363,221
The Western Union Co.	78,404	1,067,078
Total IT Services		64,017,622

LEISURE EQUIPMENT & PRODUCTS—0.1%
Hasbro, Inc. (a)	15,142	543,598
Mattel, Inc. (a)	44,966	1,646,655
Total Leisure Equipment & Products		2,190,253

82	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2012

	Shares	Value

(Common Stocks continued)

LIFE SCIENCES TOOLS & SERVICES—0.4%
Agilent Technologies, Inc.	45,668	$1,869,648
Life Technologies Corp. (b)	22,609	1,109,650
PerkinElmer, Inc.	15,012	476,481
Thermo Fisher Scientific, Inc.	47,275	3,015,199
Waters Corp. (b)	11,413	994,301
Total Life Sciences Tools & Services		7,465,279

MACHINERY—1.9%
Caterpillar, Inc.	85,746	7,681,127
Cummins, Inc.	23,171	2,510,578
Deere & Co.	51,350	4,437,667
Dover Corp.	23,511	1,544,908
Flowserve Corp.	6,571	964,623
Illinois Tool Works, Inc. (a)	55,953	3,402,502
Ingersoll-Rand Plc	36,758	1,762,914
Joy Global, Inc.	13,833	882,269
PACCAR, Inc.	46,260	2,091,414
Pall Corp. (a)	14,606	880,157
Parker Hannifin Corp.	19,536	1,661,732
Pentair Ltd., Registered Shares (a)	27,552	1,354,181
Snap-On, Inc.	7,620	601,904
Stanley Black & Decker, Inc.	22,118	1,636,068
Xylem, Inc.	24,252	657,229
Total Machinery		32,069,273

MEDIA—3.5%
Cablevision Systems Corp., New York Group, Class A (a)	28,088	419,635
CBS Corp., Class B	77,557	2,951,044
Comcast Corp., Class A	348,545	13,028,612
DIRECTV (b)	79,273	3,976,334
Discovery Communications, Inc., Class A (b)	31,361	1,990,796
Gannett Co., Inc.	30,197	543,848
The Interpublic Group of Cos., Inc.	56,777	625,682
The McGraw-Hill Cos., Inc.	36,460	1,993,268
News Corp., Class A	264,516	6,755,739
Omnicom Group, Inc. (a)	34,664	1,731,813
Scripps Networks Interactive, Class A (a)	11,405	660,578
Time Warner Cable, Inc.	39,600	3,848,724
Time Warner, Inc. (a)	124,134	5,937,329
Viacom, Inc., Class B	60,632	3,197,732
The Walt Disney Co. (a)	232,449	11,573,636
The Washington Post Co., Class B (a)	597	218,030
Total Media		59,452,800

METALS & MINING—0.7%
Alcoa, Inc.	139,700	1,212,596
Allegheny Technologies, Inc. (a)	14,066	427,044
Cliffs Natural Resources, Inc. (a)	18,607	717,486
Freeport-McMoRan Copper & Gold, Inc.	124,460	4,256,532
Newmont Mining Corp.	65,075	3,022,083
Nucor Corp. (a)	41,602	1,796,374
United States Steel Corp. (a)	18,890	450,904
Total Metals & Mining		11,883,019

	Shares	Value

MULTI-UTILITIES—1.2%
Ameren Corp.	31,734	$974,868
CenterPoint Energy, Inc.	55,930	1,076,652
CMS Energy Corp.	34,603	843,621
Consolidated Edison, Inc.	38,416	2,133,625
Dominion Resources, Inc. (a)	75,332	3,902,198
DTE Energy Co.	22,572	1,355,449
Integrys Energy Group, Inc.	10,203	532,801
NiSource, Inc. (a)	40,571	1,009,812
PG&E Corp.	56,359	2,264,505
Public Service Enterprise Group, Inc. (a)	66,344	2,030,126
SCANA Corp. (a)	17,258	787,655
Sempra Energy	29,485	2,091,666
TECO Energy, Inc. (a)	26,624	446,218
Wisconsin Energy Corp.	30,151	1,111,064
Total Multi-Utilities		20,560,260

MULTILINE RETAIL—0.8%
Big Lots, Inc. (b)	7,652	217,776
Dollar General Corp. (b)	34,490	1,520,664
Dollar Tree, Inc. (b)	29,854	1,210,878
Family Dollar Stores, Inc. (a)	12,597	798,776
J.C. Penney Co., Inc. (a)	18,688	368,341
Kohl’s Corp.	27,802	1,194,930
Macy’s, Inc.	51,897	2,025,021
Nordstrom, Inc. (a)	19,998	1,069,893
Target Corp.	85,385	5,052,230
Total Multiline Retail		13,458,509

OFFICE ELECTRONICS—0.1%
Xerox Corp.	166,042	1,132,406
Total Office Electronics		1,132,406

OIL, GAS & CONSUMABLE FUELS—8.9%
Anadarko Petroleum Corp.	65,523	4,869,014
Apache Corp.	51,299	4,026,972
Cabot Oil & Gas Corp.	27,487	1,367,203
Chesapeake Energy Corp. (a)	67,942	1,129,196
Chevron Corp.	256,640	27,753,050
ConocoPhillips	159,174	9,230,500
CONSOL Energy, Inc.	29,903	959,886
Denbury Resources, Inc. (b)	50,799	822,944
Devon Energy Corp.	49,372	2,569,319
EOG Resources, Inc.	35,515	4,289,857
EQT Corp.	19,573	1,154,416
Exxon Mobil Corp.	597,959	51,753,351
Hess Corp.	38,945	2,062,527
Kinder Morgan, Inc.	82,924	2,929,705
Marathon Oil Corp.	92,602	2,839,177
Marathon Petroleum Corp.	44,461	2,801,043
Murphy Oil Corp.	24,155	1,438,430
Newfield Exploration Co. (b)	17,641	472,426
Noble Energy, Inc.	23,319	2,372,475
Occidental Petroleum Corp.	106,235	8,138,663
Peabody Energy Corp.	35,137	934,996
Phillips 66	82,018	4,355,156
Pioneer Natural Resources Co. (a)	16,150	1,721,429
QEP Resources, Inc. (a)	23,317	705,806

The accompanying notes are an integral part of these financial statements.	Appendix	83

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2012

	Shares	Value

(Common Stocks continued)

Range Resources Corp. (a)	21,285	$1,337,337
Southwestern Energy Co. (b)	45,788	1,529,777
Spectra Energy Corp.	87,272	2,389,507
Tesoro Corp.	18,388	809,991
Valero Energy Corp.	72,556	2,475,611
The Williams Cos., Inc.	88,329	2,891,891
WPX Energy, Inc. (b)	26,106	388,457
Total Oil, Gas & Consumable Fuels		152,520,112

PAPER & FOREST PRODUCTS—0.2%
International Paper Co.	57,558	2,293,111
MeadWestvaco Corp.	22,883	729,281
Total Paper & Forest Products		3,022,392

PERSONAL PRODUCTS—0.2%
Avon Products, Inc.	56,467	810,866
The Estée Lauder Cos., Inc., Class A (a)	31,472	1,883,914
Total Personal Products		2,694,780

PHARMACEUTICALS—6.0%
Abbott Laboratories	207,276	13,576,578
Allergan, Inc.	40,318	3,698,370
Bristol-Myers Squibb Co.	216,548	7,057,299
Eli Lilly & Co.	133,898	6,603,849
Forest Laboratories, Inc. (b)	30,613	1,081,251
Hospira, Inc. (b)	21,569	673,816
Johnson & Johnson	363,417	25,475,532
Merck & Co., Inc.	398,659	16,321,099
Mylan, Inc. (b)	53,399	1,467,405
Perrigo Co. (a)	11,561	1,202,691
Pfizer, Inc.	965,650	24,218,502
Watson Pharmaceuticals, Inc. (b)	16,718	1,437,748
Total Pharmaceuticals		102,814,140

PROFESSIONAL SERVICES—0.1%
The Dun & Bradstreet Corp. (a)	5,884	462,777
Equifax, Inc.	15,619	845,300
Robert Half International, Inc. (a)	18,551	590,293
Total Professional Services		1,898,370

REAL ESTATE INVESTMENT TRUSTS (REITS)—2.1%
American Tower Corp.	51,831	4,004,981
Apartment Investment & Management Co., Class A	19,126	517,549
AvalonBay Communities, Inc.	14,991	2,032,630
Boston Properties, Inc.	19,773	2,092,181
Equity Residential (a)	42,171	2,389,830
HCP, Inc. (a)	59,257	2,677,231
Health Care REIT, Inc.	34,034	2,085,944
Host Hotels & Resorts, Inc. (a)	95,008	1,488,775
Kimco Realty Corp. (a)	53,505	1,033,717
Plum Creek Timber Co., Inc. (a)	21,113	936,784
ProLogis, Inc. (a)	60,410	2,204,361
Public Storage	18,901	2,739,889
Simon Property Group, Inc.	40,562	6,412,447
Ventas, Inc. (a)	38,740	2,507,253
Vornado Realty Trust	22,198	1,777,616

	Shares	Value

Weyerhaeuser Co.	70,973	$1,974,469
Total Real Estate Investment Trusts (REITs)		36,875,657

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.0%
CBRE Group, Inc., Class A (b)	39,553	787,105
Total Real Estate Management & Development		787,105

ROAD & RAIL—0.8%
CSX Corp.	135,373	2,670,909
Norfolk Southern Corp.	41,484	2,565,371
Ryder System, Inc. (a)	6,643	331,685
Union Pacific Corp.	61,709	7,758,055
Total Road & Rail		13,326,020

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.9%
Advanced Micro Devices, Inc. (b)	79,792	191,501
Altera Corp.	42,004	1,446,618
Analog Devices, Inc.	39,491	1,660,991
Applied Materials, Inc.	157,267	1,799,134
Broadcom Corp., Class A (b)	68,010	2,258,612
First Solar, Inc. (a)(b)	7,836	241,976
Intel Corp.	652,682	13,464,830
KLA-Tencor Corp.	21,814	1,041,837
Lam Research Corp. (b)	22,533	814,117
Linear Technology Corp.	30,308	1,039,564
LSI Corp. (b)	73,071	517,343
Microchip Technology, Inc. (a)	25,482	830,458
Micron Technology, Inc. (b)	132,963	844,315
NVIDIA Corp.	81,844	1,005,863
Teradyne, Inc. (a)(b)	24,559	414,802
Texas Instruments, Inc.	147,060	4,550,036
Xilinx, Inc.	34,244	1,229,360
Total Semiconductors & Semiconductor Equipment		33,351,357

SOFTWARE—3.4%
Adobe Systems, Inc. (b)	64,890	2,445,055
Autodesk, Inc. (b)	29,516	1,043,391
BMC Software, Inc. (b)	18,748	743,546
CA, Inc.	44,071	968,680
Citrix Systems, Inc. (b)	24,434	1,606,535
Electronic Arts, Inc. (b)	40,175	583,743
Intuit, Inc. (a)	36,476	2,170,322
Microsoft Corp.	993,348	26,552,192
Oracle Corp.	493,021	16,427,460
Red Hat, Inc. (b)	25,285	1,339,094
Salesforce.com, Inc. (b)	17,126	2,878,881
Symantec Corp. (b)	91,124	1,714,042
Total Software		58,472,941

SPECIALTY RETAIL—2.1%
Abercrombie & Fitch Co., Class A	10,482	502,822
AutoNation, Inc. (b)	5,077	201,557
AutoZone, Inc. (b)	4,850	1,718,986

84	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2012

	Shares	Value

(Common Stocks continued)

Bed Bath & Beyond, Inc. (b)	30,096	$1,682,667
Best Buy Co., Inc.	34,919	413,790
CarMax, Inc. (b)	29,997	1,126,087
GameStop Corp., Class A (a)	15,975	400,813
The Gap, Inc.	39,030	1,211,491
The Home Depot, Inc.	196,121	12,130,084
Limited Brands, Inc. (a)	31,363	1,475,943
Lowe’s Cos., Inc.	147,560	5,241,331
O’Reilly Automotive, Inc. (b)	15,057	1,346,397
PetSmart, Inc.	14,144	966,601
Ross Stores, Inc.	29,176	1,579,880
Staples, Inc. (a)	88,564	1,009,630
Tiffany & Co.	15,586	893,701
TJX Cos., Inc.	95,690	4,062,041
Urban Outfitters, Inc. (b)	14,304	563,005
Total Specialty Retail		36,526,826

TEXTILES, APPAREL & LUXURY GOODS—0.6%
Coach, Inc.	37,232	2,066,748
Fossil, Inc. (b)	7,086	659,707
NIKE, Inc., Class B	95,768	4,941,629
Ralph Lauren Corp.	8,031	1,204,007
VF Corp. (a)	11,549	1,743,553
Total Textiles, Apparel & Luxury Goods		10,615,644

THRIFTS & MORTGAGE FINANCE—0.1%
Hudson City Bancorp, Inc.	62,298	506,483
People’s United Financial, Inc.	45,773	553,395
Total Thrifts & Mortgage Finance		1,059,878

TOBACCO—1.8%
Altria Group, Inc.	265,652	8,346,786
Lorillard, Inc.	16,996	1,982,923
Philip Morris International, Inc.	219,111	18,326,444
Reynolds American, Inc.	42,570	1,763,675
Total Tobacco		30,419,828

TRADING COMPANIES & DISTRIBUTORS—0.2%
Fastenal Co. (a)	35,386	1,652,172
W.W. Grainger, Inc.	7,845	1,587,593
Total Trading Companies & Distributors		3,239,765

	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES—0.3%
Crown Castle International Corp. (b)	38,428	$2,772,964
MetroPCS Communications, Inc. (b)	41,588	413,385
Sprint Nextel Corp. (b)	393,803	2,232,863
Total Wireless Telecommunication Services		5,419,212
Total Long-Term Investments (Cost—$1,293,534,778)		1,670,850,611
SHORT-TERM SECURITIES
(9.1% of net assets)

MONEY MARKET FUNDS—9.0%
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.25% (c)(d)(e)	132,083,169	132,083,169
Prime, SL Agency Shares, 0.22% (c)(d)(e)	22,497,136	22,497,136
Total Money Market Funds		154,580,305

	Par (000)

U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bill, 0.06%, 3/21/13 (f)(g)	$2,605	2,604,802
Total U.S. Treasury Obligations		2,604,802
Total Short-Term Securities (Cost $157,185,104)		157,185,107
TOTAL INVESTMENTS (Cost $1,450,719,882*)—106.4%		$1,828,035,718
LIABILITIES IN EXCESS OF OTHER ASSETS—(6.4)%		(110,103,497)
NET ASSETS—100%		$1,717,932,221

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,504,245,385

Gross unrealized appreciation	479,746,147
Gross unrealized depreciation	(155,955,814)

Net unrealized appreciation	$323,790,333

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	Appendix	85

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

December 31, 2012

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
BlackRock Inc	18,408	5,209	(7,152)	16,465	$3,403,480	$104,691	$(124,340)
BlackRock Cash Funds: Institutional, SL Agency Shares	170,771,686	—	(38,688,517)[1]	132,083,169	$132,083,169	$451,965	$—
BlackRock Cash Funds: Prime, SL Agency Shares	53,764,558	—	(31,267,422)[1]	22,497,136	$22,497,136	$100,879	$—
PNC Financial Services Group, Inc	96,666	7,399	(34,718)	69,347	$4,043,624	$129,398	$309,903

[1]	Represents net shares sold.

(d)	Represents the current yield as of report date.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.
(f)	All or a portion of security has been pledged as collateral in connection with open financial future contracts.
(g)	Rates shown are discount rates or a range of discount rates at the time of purchase.

•	Financial futures contracts purchased as of December 31, 2012 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
785	S&P 500 E-Mini	Chicago Mercantile	March 2013	$55,738,925	$391,638

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in the securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[2]	$1,670,850,611	—	—	$1,670,850,611
Short-Term Investments:
Money Market Funds	154,580,305	—	—	154,580,305
U.S. Treasury Obligations	—	$2,604,802	—	2,604,802

Total	$1,825,430,916	$2,604,802	—	$1,828,035,718

[2]	See above Schedule of Investments for values in each industry.

	Derivative Financial Instruments[3]
	Level 1	Level 2	Level 3	Total
Assets:
Equity contracts	$391,638	—	—	$391,638

Total	$391,638	—	—	$391,638

[3]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $104,564,691 are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended December 31, 2012.

86	Appendix	The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: S&P 500 Stock Master Portfolio

December 31, 2012

ASSETS

Investments at value—unaffiliated (including securities loaned of $103,692,867) (cost—$1,289,042,959)	$1,666,008,309
Investments at value—affiliated (cost—$161,676,923)	162,027,409
Dividends receivable	1,842,013
Variation margin receivable	1,349,744
Investments sold receivable	248,287
Securities lending income receivable—affiliated—net	30,921
Interest receivable	4,796
Total assets	1,831,511,479

LIABILITIES

Collateral on securities loaned at value	104,564,691
Withdrawals payable to investors	8,902,792
Investment advisory fees payable	60,306
Professional fees payable	38,415
Trustees’ fees payable	13,054
Total liabilities	113,579,258
NET ASSETS	$1,717,932,221

NET ASSETS CONSIST OF

Investors’ capital	1,340,224,747
Net unrealized appreciation/depreciation	377,707,474
NET ASSETS	$1,717,932,221

The accompanying notes are an integral part of these financial statements.	Appendix	87

STATEMENT OF OPERATIONS: S&P 500 Stock Master Portfolio

Year Ended December 31, 2012

INVESTMENT INCOME

Dividends—unaffiliated	$42,797,690
Securities lending—affiliated—net	468,876
Dividends—affiliated	234,089
Income—affiliated	83,968
Interest	1,770
Foregin taxes witheld	(21,026)
Total income	43,565,367

EXPENSES

Investment advisory	958,487
Reorganization costs	169,342
Trustees	54,213
Professional	40,156
Total expenses	1,222,198
Less reorganization costs reimbursed	(169,342)
Less fees waived by Manager	(94,369)
Total expenses after fees waived	958,487
NET INVESTMENT INCOME	42,606,880

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
Investments—unaffiliated	(21,226,635)
Investments—affiliated	185,563
Redemptions-in-kind	231,258,145
Financial futures contracts	3,105,397
Net realized gain	213,322,470
Net change in unrealized appreciation/depreciation on:
Investments	26,943,872
Financial futures contracts	332,601
Net change in unrealized appreciation/depreciation	27,276,473
TOTAL REALIZED AND UNREALIZED GAIN	240,598,943
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$283,205,823

88	Appendix	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS : S&P 500 Stock Master Portfolio

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations
Net investment income	$42,606,880	$45,199,220
Net realized gain (loss)	213,322,470	(26,094,326)
Net change in unrealized appreciation/depreciation	27,276,473	26,305,661
Net increase in net assets resulting from operations	283,205,823	45,410,555
Capital Transactions
Proceeds from contributions	392,443,684	195,530,480
Value of withdrawals	(1,066,033,494)	(291,341,608)
Net decrease in net assets derived from capital transactions	(673,589,810)	(95,811,128)
NET ASSETS
TOTAL DECREASE IN NET ASSETS	(390,383,987)	(50,400,573)
Beginning of year	2,108,316,208	2,158,716,781
End of year	$1,717,932,221	$2,108,316,208

FINANCIAL HIGHLIGHTS : S&P 500 Stock Master Portfolio

	For Year Ended December 31,
	2012	2011	2010	2009	2008
TOTAL INVESTMENT RETURN	15.98%	2.13%	15.06%	26.63%	(36.86)%
Ratios to average net assets
Total expenses	0.06%	0.06%	0.05%	0.05%	0.05%
Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.22%	2.08%	2.01%	2.35%	2.32%

SUPPLEMENTAL DATA

Net assets, end of year (000)	$1,717,932	$2,108,316	$2,158,717	$2,049,062	$1,690,980
Portfolio turnover	10%	5%	9%	5%	8%

The accompanying notes are an integral part of these financial statements.	Appendix	89

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Reorganization: On May 16, 2012, the Board approved a plan of reorganization whereby the Master Portfolio will acquire substantially all of the assets and assume certain stated liabilities of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”) in exchange for beneficial interests of the Master Portfolio (the “Master Reorganization”). The Master Reorganization is subject to shareholder approval by the feeder funds that invest their assets in the Target Master Portfolio and certain other conditions. On December 12, 2012, the Master Reorganization was approved by the shareholders of each feeder fund of the Target Master Portfolio. However, the Master Reorganization is not expected to close until the reorganization of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., with BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “S&P 500 Fund Reorganization”) is approved by S&P 500 Index Fund’s shareholders. If the S&P 500 Fund Reorganization is not approved, the Board of Directors of the Target Master Portfolio will consider other options, including whether to proceed with the Master Reorganization or other alternatives.

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or subadvisor deem relevant consistent with the principles of fair value measurements which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities

90	Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers, and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained there-after in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required.

It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financials instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by

Appendix	91

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Value of Derivative Financial Instruments as of December 31, 2012

	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity Contracts	Net unrealized appreciation[1]	$391,638

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
	Net Realized Gain (Loss) From Financial Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Financial Futures Contracts
Equity Contracts:
Financial futures contracts	$3,105,397	$332,601

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	668
Average notional value of contracts purchased	$46,618,662

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

MIP entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. For such service, the Master Portfolio. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as administrator and entered into an Administration Agreement with the Trust, on behalf of the Fund, on similar terms.

BAL, and previously, BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL, and previously, BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL, and previously, BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2013. The amount of the waiver, if any, is shown as fees waived by manager in the Statement of Operations.

MIP, on behalf of the Master Portfolio, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending affiliated-net in the Statement of Operations. For the year ended December 31, 2012, BTC received $237,905 in securities lending agent fees related to securities lending activities for the Master Portfolio.

92	Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. INVESTMENTS

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2012, were $192,971,320 and $271,905,331, respectively.

5. BORROWINGS

The Master Portfolio, along with certain other funds managed by BFA and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2012. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2012.

6. MARKET AND CREDIT RISK

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Appendix	93

S&P 500 STOCK MASTER PORTFOLIO

Report of Independent Registered Public Accounting Firm

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

94	Appendix

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees

INDEPENDENT TRUSTEES1

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST/MIP	LENGTH OF TIME SERVED AS A TRUSTEE[2]	PRINCIPAL OCCUPATIONS(S) DURING PAST FIVE YEARS	NUMBER OF BLACKROCK— ADVISED REGISTERED INVESTMENT COMPANIES (“RICs”) CONSISTING OF INVESTMENT PORTFOLIOS (“PORTFOLIOS”) OVERSEEN	PUBLIC DIRECTORSHIPS

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)

Herbert l. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)

Ian A. Mackinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008	33 RICs consisting of 106 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Appendix	95

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees (continued)

INDEPENDENT TRUSTEES1

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST/MIP	LENGTH OF TIME SERVED AS A TRUSTEE[2]	PRINCIPAL OCCUPATIONS(S) DURING PAST FIVE YEARS	NUMBER OF BLACKROCK— ADVISED REGISTERED INVESTMENT COMPANIES (“RICs”) CONSISTING OF INVESTMENT PORTFOLIOS (“PORTFOLIOS”) OVERSEEN	PUBLIC DIRECTORSHIPS

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (speciality pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

96	Appendix

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees (continued)

INTERESTED TRUSTEES3

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST/MIP	LENGTH OF TIME SERVED AS A TRUSTEE[2]	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF BLACKROCK— ADVISED REGISTERED INVESTMENT COMPANIES (“RICs”) CONSISTING OF INVESTMENT PORTFOLIOS (“PORTFOLIOS”) OVERSEEN	PUBLIC DIRECTORSHIPS

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock, and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Appendix	97

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees (continued)

TRUST/MIP OFFICERS1

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST/MIP	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010, Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officier	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

98	Appendix

S&P 500 STOCK MASTER PORTFOLIO

Officers and Trustees (continued)

TRUST/MIP OFFICERS1

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST/MIP	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Appendix	99

Homestead Funds

4301 Wilson Blvd.

Arlington, VA 22203

1-800-258-3030

www.homesteadfunds.com

This report is authorized for distribution to

shareholders and others who have received

a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting or controller, or persons performing similar functions. The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030. During the period covered by this report, no substantive amendments were approved or waivers were granted to the Senior Officer Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors of Homestead Funds, Inc. has determined that the Board’s Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees[1]

Fiscal Year 2011	$140,000
Fiscal Year 2012	$155,000

(b)	Audit-Related Fees

Fiscal Year 2011	$0
Fiscal Year 2012	$0

(c)	Tax Fees[2]

Fiscal Year 2011	$20,000
Fiscal Year 2012	$23,200

(d)	All Other Fees

Fiscal Year 2011	$0
Fiscal Year 2012	$0

(e) (1)	The Registrant’s audit committee is directly responsible for approving the services to be provided by the principal accountant.

(2)	None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

[1]	These fees were for professional services rendered for the audits of the financial statements of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Growth Fund, including services that are normally provided in connection with the Funds’ statutory and regulatory filings.
[2]	These fees were for (i) the preparation of the Federal Excise Tax Returns, Federal 1120-RIC Tax Return, and State Corporate Tax Returns for, Stock Index Fund, and International Value Fund; (ii) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Value Fund, Small-Company Stock Fund, and Growth Fund; (iii) the review of client prepared distribution requirements; and (iv) the review of annual report tax footnote disclosure.

(f)	Not applicable.

(g)	The National Rural Electric Cooperative Association paid the Funds’ principal accountant $123,510 in 2012 for consulting services related to implementing another module of the accounting system and $354,847 in 2011 for consulting services related to upgrading accounting system. The National Rural Electric Cooperative Association is a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years.

(h)	Homestead Funds’ Audit Committee considered the provision of non-audit services, which were not approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, that the principal accountant rendered to the National Rural Electric Cooperative Association, a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years. The Audit Committee determined that these services were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Peter R. Morris
Peter R. Morris
President, Chief Executive Officer and Director

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter R. Morris
Peter R. Morris
President, Chief Executive Officer and Director

Date March 8, 2013

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date: March 8, 2013